UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07763

The Masters’ Select Funds Trust
(Exact name of registrant as specified in charter)

4 Orinda Way, Suite 200-D, Orinda, CA 94563
(Address of principal executive offices) (Zip code)

Kenneth E. Gregory
4 Orinda Way, Suite 200-D
Orinda, CA 94563
(Name and address of agent for service)

(925) 254-8999
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  June 30, 2011

Item 1. Reports to Stockholders.
The Masters’ Select Funds Trust

Semi-Annual Report

The Masters’ Select Equity Fund
The Masters’ Select International Fund
The Masters’ Select Value Fund
The Masters’ Select Smaller Companies Fund
The Masters’ Select Focused Opportunities Fund

June 30, 2011

www.mastersfunds.com

The Masters’ Select Concept

In constructing the Masters’ Select Funds, the goal was to design funds that would isolate the stock-picking skills of a group of highly regarded portfolio managers. To meet this objective, we designed the funds with both risk and return in mind, placing particular emphasis on the following factors:

1.	Only stock pickers Litman/Gregory believes to be exceptionally skilled are chosen to manage each fund’s sub-portfolios

2.
Of equal importance, each stock picker runs a very concentrated sub-portfolio of not more than 15 of his or her “highest conviction” stocks. In the Focused Opportunities Fund, each stock picker may own no more than seven stocks.

3.	Although each manager’s portfolio is concentrated, Masters’ Select seeks to manage risk partly by building diversification into each fund.

•	With the Equity and International Funds, Litman/Gregory has sought to achieve this by including managers with differing investment styles and market cap orientations.
•
With the Smaller Companies Fund, much like Equity and International, Litman/Gregory has brought together managers who use different investment approaches, though each focuses on the securities of smaller companies.

•
With the Value Fund, Litman/Gregory has included managers who each take a distinct approach to assessing companies and defining value. Please note that the Value Fund is classified as a “non-diversified” fund; however, its portfolio has historically met the qualifications of a “diversified” fund.

•
With the Focused Opportunities Fund, this is done by using multiple managers with diverse investment styles. However, even with this diversification, the fund is classified as a “non-diversified” fund, as it may hold as few as 15 stocks and no more than 21 stocks. In the future, if more sub-advisors are added, the fund could become more diversified.

4.
Litman/Gregory believes that excessive asset growth often results in diminished performance. Therefore, each Masters’ Select Fund may close to new investors at a level that Litman/ Gregory believes will preserve each manager’s ability to effectively implement the “select” concept. If more sub-advisors are added to a particular fund, the fund’s closing asset level may be increased.

Portfolio Fit

As with all equity funds, Masters’ Select Funds are appropriate for investors with a long-term time horizon, who are willing to ride out occasional periods when the funds’ net asset values decline. Within that context, we created the Masters’ Select Equity and Masters’ Select International Funds to be used as core equity and international fund holdings. Masters’ Select Smaller Companies Fund has been created to provide a core domestic small cap investment opportunity. We created Masters’ Select Value Fund for investors who seek additional, dedicated value exposure in their portfolios. Masters’ Select Focused Opportunities Fund has been created to provide a core large-cap holding for long-term investors. Although performance in each specific down market will vary, we purposely set the allocations to each manager with the objective of keeping risk about equal to the funds’ overall benchmarks. In the end, the focus on the highest conviction stocks of a group of very distinguished managers with superior track records is what we believe makes the funds ideal portfolio holdings.

Diversification does not assure a profit or protect against a loss in a declining market.

Contents

Our Commitment to Shareholders	2
Funds’ Performance	3
Letter to Shareholders	4
Masters’ Select Equity Fund
Equity Fund Review	7
Equity Fund Managers	11
Equity Fund Stock Highlights	12
Equity Fund Schedule of Investments	15
Masters’ Select International Fund
International Fund Review	17
International Fund Managers	22
International Fund Stock Highlights	23
International Fund Schedule of Investments	26
Masters’ Select Value Fund
Value Fund Review	28
Value Fund Managers	32
Value Fund Stock Highlights	33
Value Fund Schedule of Investments	34
Masters’ Select Smaller Companies Fund
Smaller Companies Fund Review	35
Smaller Companies Fund Managers	39
Smaller Companies Fund Stock Highlights	40
Smaller Companies Fund Schedule of Investments	43
Masters’ Select Focused Opportunities Fund
Focused Opportunities Fund Review	44
Focused Opportunities Fund Managers	48
Focused Opportunities Fund Stock Highlights	49
Focused Opportunities Fund Schedule of Investments	50
Expense Examples	51
Statements of Assets and Liabilities	52
Statements of Operations	53
Statements of Changes in Net Assets
Equity Fund	54
International Fund	54
Value Fund	55
Smaller Companies Fund	55
Focused Opportunities Fund	56
Financial Highlights
Equity Fund	57
International Fund	58
Value Fund	59
Smaller Companies Fund	60
Focused Opportunities Fund	61
Equity and lnternational Investor Class	62
Notes to Financial Statements	63
Other lnformation	74
Index Definitions	75
Industry Terms and Definitions	77
Trustee and Officer Information	78

This report is intended for shareholders of the funds and may not be used as sales literature unless preceded or accompanied by a current prospectus for the Masters’ Select Funds. Statements and other information in this report are dated and are subject to change.

Litman/Gregory Fund Advisors, LLC has ultimate responsibility for the funds’ performance due to its responsibility to oversee its investment managers and recommend their hiring, termination and replacement.

Table of Contents 1

Litman/Gregory Fund Advisors’
Commitment to Shareholders

We are deeply committed to making each Masters’ Select Fund a highly satisfying long-term investment for shareholders. In following through on this commitment we are guided by our core values, which influence four specific areas of service:

First, we are committed to the Masters’ Select concept.

•
We will only hire managers who we strongly believe will deliver exceptional long-term returns relative to their benchmarks. We base this belief on extremely thorough due diligence research. This not only requires us to assess their stock picking skills, but also to evaluate their ability to add incremental performance by investing in a concentrated portfolio of their highest conviction ideas.

•
We will monitor each of the managers so that we can maintain our confidence in their ability to deliver the long-term performance we expect. In addition, our monitoring will seek to assess whether they are staying true to their Masters’ Select mandate. Consistent with this mandate we focus on long-term performance evaluation so that the Masters’ Select stock pickers will not be distracted by short-term performance pressure.

Second, we will do all we can to ensure that the framework within which our stock pickers do their work further increases the odds of success.

•
Investments from new shareholders in each fund are expected to be limited so that each manager’s Masters’ Select asset base remains small enough to retain flexibility to add value through individual stock picking.

•
The framework also includes the diversified multi-manager structure that makes it possible for each manager to invest in a concentrated manner knowing that the potential volatility within his or her portfolio will be diluted at the fund level by the performance of the other managers. In this way the multi-manager structure seeks to provide the fund-level diversification necessary to temper the volatility of each manager’s sub-portfolio.

•
We will work hard to discourage short-term speculators so that cash flows into the funds are not volatile. Lower volatility helps prevent our managers from being forced to sell stocks at inopportune times or to hold excessive cash for non-investment purposes. This is why years ago the funds implemented a 2% redemption fee for the first 180 days of a shareholder’s investment in any fund, which is paid to each fund for the benefit of shareholders.

Third, is our commitment to do all we can from an operational standpoint to maximize shareholder returns.

•
We will remain attentive to fund overhead, and whenever we achieve savings we will pass them through to shareholders. For example, we have had several manager changes that resulted in lower sub-advisory fees to our funds. In every case we have passed through the full savings to shareholders in the form of fee waivers.

•
We will provide investors with a low minimum, no-load, no 12b-1 Institutional share class for all Masters’ Select Funds, and a low minimum, no-load Investor share class for the Masters’ Select Equity Fund and Masters’ Select International Fund.

•
We also will work closely with our sub-advisors to make sure they are aware of tax-loss selling opportunities (only to be taken if there are equally attractive stocks to swap into). We account for partial sales on a specific tax lot basis so that shareholders will benefit from the most favorable tax treatment. The goal is not to favor taxable shareholders over tax-exempt shareholders but to make sure that the Masters’ Select stock pickers are taking advantage of tax savings opportunities when doing so is not expected to reduce pre-tax returns.

Fourth, is our commitment to communicate honestly about all relevant developments and expectations.

•	We will continue to do this by providing thorough and educational shareholder reports.

•	We will continue to provide what we believe are realistic assessments of the investment environment.

Our commitment to Masters’ Select is also evidenced by our own investment. Our employees have, collectively, substantial investments in the funds, as does our company retirement plan. In addition, we use the funds extensively in the client accounts of our investment advisor practice (through our affiliate Litman/Gregory Asset Management, LLC). We have no financial incentive to do so because the fees we receive from Masters’ Select held in client accounts are fully offset against the advisory fees paid by our clients. In fact, we have a disincentive to use the funds in our client accounts because each Masters’ Select Fund is capacity constrained (they may be closed as mentioned above), and by using them in client accounts we are using up capacity for which we may not be paid. But we believe these funds offer value that we can’t find/obtain elsewhere and this is why we enthusiastically invest in them ourselves and on behalf of our clients.

While we believe highly in the ability of the Funds’ sub-advisors, our commitments are not intended as guarantees of future results.

While the funds are no-load, there are management fees and operating expenses that do apply, as well as a 12b-1 fee that applies to Investor class shares. Please refer to the prospectus for further details.

2 The Masters’ Select Funds Trust

Masters’ Select Funds’ Performance

		Average Annual Total Returns
	Year-to-					Since
Institutional Class Performance as of 6/30/2011	Date	1-Year	3-Year	5-Year	10-Year	Inception
Masters’ Select Equity Fund (12/31/96)	8.25%	35.00%	3.03%	2.55%	3.11%	7.14%
Russell 3000 Index	6.35%	32.37%	4.00%	3.35%	3.44%	6.25%
Custom Equity Index	6.02%	32.12%	3.86%	3.17%	3.86%	6.28%
Lipper Multi-Cap Core Funds Index	6.06%	31.15%	4.16%	3.57%	3.72%	6.20%
Gross Expense Ratio: 1.29% Net Expense Ratio* as of 4/29/11: 1.27%

Masters’ Select International Fund (12/1/97)	4.05%	34.12%	1.27%	4.73%	8.06%	9.53%
S&P Global (ex U.S.) LargeMidCap Index	4.01%	30.29%	0.49%	4.40%	7.92%	6.88%
Lipper International Large-Cap Core Funds Index	4.84%	31.16%	-2.38%	1.46%	5.05%	5.38%
MSCI EAFE Index	5.34%	30.92%	-1.30%	1.95%	6.11%	5.47%
Gross Expense Ratio: 1.28% Net Expense Ratio* as of 4/29/11: 1.14%

Masters’ Select Value Fund (6/30/2000)	11.33%	30.09%	4.85%	0.95%	2.95%	4.75%
Russell 3000 Value Index	5.74%	29.13%	2.66%	1.23%	4.25%	4.90%
Lipper Large-Cap Value Funds Index	5.47%	28.36%	2.41%	1.73%	2.82%	2.58%
Gross Expense Ratio: 1.40% Net Expense Ratio* as of 4/29/11: 1.37%

Masters’ Select Smaller Companies Fund (6/30/2003)	12.22%	41.65%	7.65%	4.10%	n/a	8.56%
Russell 2000 Index	6.21%	37.41%	7.77%	4.08%	n/a	9.34%
Lipper Small-Cap Core Funds Index	6.18%	36.31%	7.54%	4.74%	n/a	9.73%
Gross Expense Ratio: 1.56% Net Expense Ratio* as of 4/29/11: 1.55%

Masters’ Select Focused Opportunities Fund (6/30/2006)	7.86%	31.48%	3.41%	2.20%	n/a	2.20%
S&P 500 Index	6.02%	30.69%	3.33%	2.94%	n/a	2.94%
Gross Expense Ratio: 1.45% Net Expense Ratio* as of 4/29/11: 1.35%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com. The funds impose a 2.00% redemption fee on shares held less than 180 days. Performance does not reflect the redemption fee. If reflected, performance would be lower.

The performance quoted does not include a deduction for taxes that a shareholder would pay on distributions or the redemption of fund shares. Indexes are unmanaged, do not incur expenses, taxes or fees and cannot be invested in directly. See pages 75-76 for the index definitions.

Each of the funds may invest in foreign securities. Investing in foreign securities exposes investors to economic, political and market risks and fluctuations in foreign currencies. The Masters’ Select International Fund will invest in emerging market countries, which involve additional risks such as government dependence on a few industries or resources, government-imposed taxes on foreign investment or limits on the removal of capital from a country, unstable government, and volatile markets. Each of the funds may invest in the securities of small companies. Small-company investing subjects investors to additional risks, including security price volatility and less liquidity than investing in larger companies. Masters’ Select Value and Masters’ Select Focused Opportunities are non-diversified funds, which means that each respective fund may concentrate more of its assets in fewer individual holdings than a diversified fund. Though primarily equity funds, the Value and Focused Opportunities funds may invest portions of assets in securities of distressed companies. Debt obligations of distressed companies typically are unrated, lower rated, in default or close to default and may become worthless.

*Gross and net expense ratios are for the institutional share class and are per the Prospectus dated April 29, 2011. Through April 30, 2012, Litman/Gregory has contractually agreed to waive a portion of its advisory fees effectively reducing total advisory fees to approximately 0.95% of the average daily net assets of the International Fund, 1.08% of the average daily net assets of the Value Fund and 1.02% of the Focused Opportunities Fund. Litman/Gregory may voluntarily waive a portion of its advisory fee in addition to those fees that are contractually waived. Litman/Gregory has agreed not to seek recoupment of advisory fees waived. Through April 30, 2012, Litman/Gregory has voluntarily agreed to waive a portion of its management fee to pass through any costs benefits resulting from sub-advisor breakpoints, changes in the sub-advisory fee schedules or allocations within the Equity Fund, the International Fund, the Value Fund, the Smaller Companies Fund, and the Focused Opportunities Fund.

Funds’ Performance 3

Dear Fellow Shareholder,

Collectively, the Masters’ Select funds had an excellent first half of 2011. Each domestic fund delivered a strong absolute return while also besting its primary benchmark by a sizable margin. Moreover, each fund outperformed in the market’s strong first quarter and also the market’s weak second quarter. Masters’ Select International matched its benchmark over the first half of the year, with first-quarter outperformance offset by underperformance in the second quarter. The fund’s stellar long-term record remains intact relative to its peer group and also its various benchmarks.

We’re encouraged to see that the performance trend of the last couple of years continued in the first half of this year, reinforcing the changes to the sub-advisor team we made in 2008. In particular, Masters’ Select Equity and Value have both had very strong performance since each fund’s last sub-advisor was added almost three years ago (33 months).

	33 Month Cumulative Return 9/30/08-6/30/11	Excess Return Over Benchmark
Masters’ Select Equity	30.8%	7.6%
Russell 3000 Index (benchmark)	23.2%	-
Masters’ Select Value	29.7%	15.5%
Russell 3000 Value Index (benchmark)	14.2%	-

Lessons

One of the characteristics of the investment business that makes it both challenging and stimulating is that the learning never stops. We have learned a number of lessons over the years that relate to the Masters’ funds.

One is that it takes a certain type of stock picker to successfully run a concentrated portfolio. While we always understood this, we believe we have become significantly better at assessing this in our due diligence process and also in our monitoring of the sub-advisors after they are hired by Masters’ Select.

Our willingness to take a long-term, patient approach with our managers has been reinforced, but also, we believe we have improved our judgment with respect to assessing when a manager isn’t cutting it. There have been many instances where one of our managers has slumped only to come roaring back with performance that more than made up for a prior subpar period. In fact, as research has shown (including our own research published in 2007), managers with strong long-term performance records commonly experience extended periods of underperformance along the way. But there have also been a few instances where we have realized either that we made a mistake in our original assessment of the manager’s process and execution, or where it became clear that something had changed with respect to the manager’s execution and commitment to their process. Knowing when to hold them and when to fold them is a critical part of our job and we believe our experience has improved our skills.

We also recognize that a number of stock pickers may slump at the same time (this happened to several of our funds in 2006 and 2008) and so there is potential value to increased manager diversification in that it increases the odds that some sub-advisors will zig when others zag. Because of this experience, we’ve been willing to add more managers to a fund provided that they meet our demanding standards and that we believe they can deliver similarly superior long-term performance as our existing managers; as a result, Masters’ Select Equity now has seven managers and International has six.

The changes we made to our manager lineup in 2007 and 2008 reflect some of what we’ve learned since we launched Masters’ Select almost 15 years ago, and we believe that the strong relative performance beginning in late 2008 is partly the result of these decisions.

Important News

Litman/Gregory recently filed a registration statement for a new mutual fund, the Litman Gregory Masters Alternative Strategies Fund. The fund will be run by several well-known and highly respected investment teams who will each implement a different strategy. Pending regulatory review, we hope to launch the fund on September 30 of this year. We have been working on this fund for a long time and began thinking about it several years ago. As many of our shareholders know, an affiliate of Litman/Gregory Fund Advisors (the advisor to Masters’ Select), operates a wealth management business and another affiliate publishes asset class and mutual fund research via the No-Load Fund Analyst, and for financial advisors through a website, AdvisorIntelligence.com. On behalf of these businesses our research team has been researching a number of the alternative and absolute return funds that have been launched in recent years. This turned out to be a frustrating process with almost all of the funds we looked into having some combination of what we felt were excessive fees, unproven managers with limited or no track record or, in our opinion, clearly mediocre managers. That experience prompted us to consider whether we could do better. After several years we are extremely excited to be on the verge of launching a fund that we believe will accomplish that goal. More information will be available later this summer.1

1
The fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained at by calling 1-800-656-8864 or visiting www.mastersfunds.com. Read it carefully before investing. The information contained in the prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This communication is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

4 The Masters’ Select Funds Trust

In addition to preparing to launch a new fund we have also decided to rename the Masters’ Select Funds, the Litman Gregory Masters Funds. This name change reflects a decision to make clear to the clients of all of our business lines, the relationship between Litman Gregory and Masters’ Select. We dropped “Select” from the name because we were concerned about the overall name length and also because the new Alternative Strategies fund will not require sub-advisors to select highly concentrated portfolios (as is the case with our equity funds). This name change is effective August 1. After that time our fund names will be Litman Gregory Masters Equity, Litman Gregory Masters International, and so on.

Looking Ahead in a Challenging World

The existing Masters’ Select funds are driven by bottom-up stock picking. What does this mean in a world that seems so impacted by macro events these days? At Litman/Gregory we continue to be concerned about macro risks, mostly related to the ramifications of excessive debt levels in certain segments of the global economy. While this concerns us greatly, the views of our stock pickers range widely, from very cautious and concerned to optimistic. Mostly, these views are driven by company-level analysis, not attempts to forecast the economy. This is particularly true for some of our more optimistic sub-advisors. Regardless of the level of optimism, all of the Masters’ stock pickers are finding stocks that they believe can perform well over their decision horizons (which for most, look out several years). That does not mean that these stocks would make money during a market downturn, but it gives us confidence that over a multi-year period, if the managers’ analysis is correct, the stocks could perform better than the overall stock market and deliver satisfying returns or better.

At a stock-picking level, opportunities arise for a number of reasons. Amit Wadhwaney, one of the sub-advisors on Masters’ International, has recently emphasized opportunities from what he refers to as “resource conversion” –a merger, tender offer, or a sizeable return of capital of some kind as a way for companies to realize shareholder value. Wadhwaney sees the possibility of a resource conversion as a noteworthy attribute of some of his European picks. He says that in Europe there is a more active market for corporate control than in other parts of the world. In particular, businesses which are significantly undervalued in the public securities markets often become takeover targets for either corporate or financial buyers who are often willing to pay sizeable premiums to what he believes are depressed market prices. One recent example of this benefit can be seen from CNP, a fund holding which was subject to a tender offer at a 22% premium to its share price. Wadhwaney says that he is finding many European companies currently valued at prices that are conducive to takeover or share buybacks.

Also in Masters’ Select International, Jim Gendelman continues to be excited about long-term consumption trends in emerging markets like Brazil. He cites BR Malls, a successful holding for the fund. The company is the largest mall operator in Brazil in what Gendelman believes is a fragmented industry. The company is acquiring other operators that are run inefficiently and, as a result, Gendelman thinks BR Malls can improve cash flow fairly readily. He calls it “a less risky way of investing in consumer demand growth” stemming from Brazil. Also, he sees it as a hedge against the risk of inflation in Brazil.

For the Masters’ Select Equity and Focused Opportunities funds, Chris Davis and Ken Feinberg had a big success with the addition of Iron Mountain (IRM) to both portfolios. While the managers have owned the stock for years in their broader portfolio, they filed as an activist shareholder with the SEC and, in conjunction with another activist shareholder, effected a change in management at the company after being disappointed with the company’s leadership, business direction, and capital allocation for several years. As positive changes began to occur, Davis and Feinberg added the company to the Masters’ portfolios in the first quarter, benefiting the funds as the stock price increased nearly 30%. This demonstrates how Davis and Feinberg think about the Masters’ portfolios as vehicles to take advantage of opportunistic company transitions.

Relevant to the Equity and Value funds, we recently discussed Chesapeake Energy with Mason Hawkins. Chesapeake is an oil and gas company that Hawkins owns for both funds. The stock price has nearly doubled since the end of 2009, but the Southeastern team tells us that they believe there is still plenty of upside potential. They believe they are conservative in their valuation work, not giving the company credit for anything but cost in their appraisals until a more concrete data point comes through. For example, Hawkins says that Chesapeake did a joint venture with a Chinese entity where they leased property out at $5,000 an acre compared to their $1,000 per acre cost. In the team’s analysis, they valued that property at cost until the new lease price came through. At that point, they updated their valuation. So as those deals are marked to market, the team’s appraisal keeps building. It also explains why the stock is up significantly and it’s still held in the portfolio. The team estimates that the stock is still trading for less than 60% of the company’s intrinsic value.

Funds’ Performance 5

As we look forward, one thing that remains clear is that the Masters’ Select funds (or Litman Gregory Masters funds as of August 1) have distinctive portfolios that look very different than their benchmark. The differences can be quantified by looking at their measure of “active share,” a concept pioneered by two Yale professors. Active Share has to do with the degree of difference in a fund’s portfolio holdings compared to its benchmark’s holdings. For example, if 70% of a fund’s positions were different than its benchmark, then it would have an “active” weight of 70% (this measure factors in both the different holdings, and the differences in the allocation to common holdings). The Masters’ Select funds’ Active Share, about which we wrote in 2007, remains very high, driven by the bottom-up stock-picking approach of the funds without benchmark-driven influences. Here is an excerpt of what we wrote in 2007:

There are a number of interesting points in the paper but the most interesting is how Active Share relates to fund performance. Cremers and Petajisto analyzed the period from 1990 through 2003 and found that funds with the highest Active Share (at least 80%) outperformed their benchmarks by 1.39% to 1.49% (they did the study in two different ways so there are two different performance measures) on average per year, while funds in the bottom quintile of Active Share lagged their benchmarks by 1.41% to 1.79%. Among Cremers and Pentajisto’s conclusions: “The best performers are concentrated stock pickers (high Active Share, high tracking error)... and even after fees and transaction costs the most active of them beat their benchmarks.”2

Masters’ Select Active Share percentages as of June 30 were very high:

Masters’ Select Active Share Percentage as of June 30 2011
Fund	Active Share
Masters’ Select Equity	89%
Masters’ Select International	90%
Masters’ Select Value	89%
Masters’ Select Smaller Companies	96%
Masters’ Select Focused Opportunities	90%

As always, we greatly value your confidence in Masters’ Select and we continue to invest alongside you. As of the end of June Litman/Gregory employees and Masters’ Select independent trustees collectively held $13.8 million of value in Masters’ Select shares.

Sincerely,

Ken Gregory and Jeremy DeGroot

Litman/Gregory Fund Advisors, LLC
Advisor to the Masters’ Select Funds

Past Performance does not guarantee future results.
Mutual fund investing involves risk; loss of principal is possible.

Performance discussions for the Equity Fund and the International Fund are specifically related to the Institutional share class.

Some of the comments are based on current management expectation and are considered “forward-looking statements”. Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statement by words such as “estimate”, “may”, “expect”, “should”, “could”, “believe”, “plan”, and similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

See pages 8, 18, 29, 36, and 45 for each fund’s top contributors. See pages 9, 19-20, 30, 37 and 46 for each fund’s portfolio composition. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Diversification does not assure a profit or protect against a loss in a declining market.

References to other mutual funds should not be interpreted as an offer of these securities.

Please see pages 75-76 for index definitions. You cannot invest directly in an index.

Please see page 77 for industry definitions.

2	Cremers and Pentajisto’s conclusions do not apply to every fund. Active Share would not, by itself, be a reliable predictor of future performance.

6 The Masters’ Select Funds Trust

Masters’ Select Equity Fund Review

During the first six months of 2011, Masters’ Select Equity outperformed its Russell 3000 Index benchmark. Equity gained 8.3%, compared to a 6.4% gain for the benchmark. This recent outperformance extends a stretch of overall outperformance that started in 2009, which includes the market decline early that year and the subsequent market rebound. Since the beginning of 2009, Equity’s cumulative return is 86.2% compared to 59.6% for the Russell 3000 Index. Over the life of the fund, which dates back to December of 1996, the fund’s average annualized total return tops its benchmark’s return by 0.9 percentage points.

Masters’ Select Equity Fund
Performance as of June 30, 2011

		Average Annual Total Returns
	Year-to-	1-	3-	5-	10-	Since
	Date	Year	Year	Year	Year	Inception
Institutional Class	8.25%	35.00%	3.03%	2.55%	3.11%	7.14%
Russell 3000 lndex	6.35%	32.37%	4.00%	3.35%	3.44%	6.25%
Custom Equity lndex	6.02%	32.12%	3.86%	3.17%	3.86%	6.28%
Lipper Multi-Cap Core Funds Index	6.06%	31.15%	4.16%	3.57%	3.72%	6.20%
Investor Class	8.11%	34.65%	n/a	n/a	n/a	27.11%
Russell 3000 lndex	6.35%	32.37%	n/a	n/a	n/a	24.90%
Custom Equity lndex	6.02%	32.12%	n/a	n/a	n/a	24.72%
Lipper Multi-Cap Core Funds Index	6.06%	31.15%	n/a	n/a	n/a	25.16%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com. The inception date for the Institutional Class is 12/31/1996; for the Investor Class, 4/30/2009. See page 3 for a detailed discussion of the risks and costs associated with investing in the Masters’ Select Equity Fund. All performance discussions in this report refer to the performance of the Institutional share class.

Portfolio Commentary

Factors that contributed to Masters’ Select Equity’s first-half performance are discussed in the following paragraphs along with an update of noteworthy developments relating to the portfolio composition.

Performance of managers: In the first half of 2011, five of the seven Masters’ Select Equity stock pickers outperformed their respective benchmarks. Of the five outperforming managers, netting out their management fees, the margin of outperformance ranged from 0.6 percentage points to 9.4 percentage points. The underperforming managers lagged by a range of 0.3 and 3.1 percentage points. As we have written in the past, we do not expect short-term outperformance from every manager in every time period. Our goal for all of our investment managers is long-term outperformance relative to their respective benchmarks. Through June 30, 2011, each of the four sub-advisors who have been on the fund since its inception over 14 years ago achieved that goal. Moreover, the other three sub-advisors, who were added to the fund at various points in 2008, are each well ahead of their respective benchmark. (The sleeve run by Clyde McGregor for the past 33 months, had, prior to his hiring, lagged its benchmark by a material margin.)1

Sector and stock-picking impact: We focus on the performance of individual stocks rather than the effect of sector allocation when discussing the performance of our funds, though at times, sector exposure may provide some insight into the fund’s relative performance. Based on attribution through the first half of 2011, Masters’ Select Equity’s overall sector exposure had a negative impact of close to 0.90 percentage points on performance relative to the Russell 3000 benchmark, though no one sector had a material negative impact on performance. This obviously means that stock selection was generally strong, overcoming the performance drag from sector exposure.

Leaders and laggards: The table on page 8 lists the biggest contributors to and detractors from performance over the past six months.

In terms of stock selection, the fund’s 10 largest contributors to performance were spread across a number of industries. One of the biggest contributors to performance was Iron Mountain, which was purchased earlier this year by Chris Davis and Ken Feinberg. Iron Mountain is an information management services company that helps its clients with reducing the costs, risks, and inefficiencies of managing physical data. After being disappointed with company leadership, Davis and Feinberg (along with another investor) effected a management change that led to positive changes and results, and the stock price appreciated sharply. See the accompanying stock story on page 12 for additional details. Another winner in the period was Visa, which operates the world’s largest payment network. The stock jumped in the closing days of the six-month period after the U.S. Federal Reserve announced that it would increase interchange rates, which is a fee that Visa banks collect from merchants every time a credit or debit card is used to pay for a purchase. Sands Capital says that while Visa competes with other card networks such as MasterCard, the industry is essentially a duopoly/oligopoly with extremely high barriers to entry, and they estimate that Visa can deliver 15-25% annual earnings per share growth over the next three to five years.

The top contributor was telecom services provider, Level 3 Communications, which gained 149%, partly driven by the announcement in April that it would acquire a competitor, Global Crossing. Level 3, a holding of sub-advisor Mason Hawkins, has been in the portfolio for several years and has appeared at various times on the fund’s top 10 and bottom 10 performers list. Hawkins believes the combination of Level 3 and Global Crossing provides numerous benefits, including reducing Level 3’s cost of debt, improving gross profit margins, and reducing longer-term pricing pressures due to industry consolidation.

The largest detractor in the six-month period was Bank of New York Mellon, which is still owned by Davis and Feinberg. The company is a market leader in the custody of institutional financial assets and securities lending, and is being hurt by low short-term interest rates, which are squeezing the margins on its money market and securities lending units. Another detractor was OpenTable, the leading website for restaurant reservations. Sands Capital purchased the stock in March of 2011, citing rapidly growing international operations in Mexico, Canada, the
U.K., Germany, and Japan. Sands also believes the company’s first mover advantage should enable it to benefit from a virtuous cycle where diners are attracted to the service with the most restaurants and most timely reviews, while restaurants are attracted to the network with the most diners. Sands expects further penetration of restaurants and consumers, new products, higher pricing, and significant operating margin expansion to potentially drive 40%+ annual earnings-per-share growth over the next five years.

Fund Summary 7

It is important to understand that the fact that a stock has made or lost money for Masters’ Select in a quarter tells us nothing about how successful the holding was or will ultimately become. The fund will hold some stocks for significantly longer periods of time and the success of these holdings won’t be known until they are ultimately sold.

Masters’ Select Equity Fund Contribution by Holding
For the Six Months Ended June 30, 2011

Top Contributors

Security	Portfolio Contribution
Level 3 Communications, Inc.	1.54%
Iron Mountain, Inc.	0.55%
Fortinet, Inc.	0.53%
American Express Co.	0.51%
DIRECTV-Class A	0.49%
Dell, Inc.	0.47%
Chesapeake Energy Corp.	0.44%
Omnicare, Inc.	0.42%
Visa, Inc. - Class A	0.42%
Cenovus Energy, Inc.	0.30%

Bottom Contributors

Security	Portfolio Contribution
Bank of New York Mellon Corp.	-0.60%
Cemex S.A.B. de C.V. - ADR	-0.28%
Cisco Systems, Inc.	-0.28%
Entropic Communications, Inc.	-0.23%
Martin Marietta Materials, Inc.	-0.19%
Google, Inc. - Class A	-0.19%
Boston Scientific Corp.	-0.18%
Guess?, Inc.	-0.16%
Oclaro, Inc.	-0.15%
OpenTable, Inc.	-0.14%

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period.

8 The Masters’ Select Funds Trust

Portfolio mix: Over time, sector weights in the fund may vary widely from those of its benchmark, which reflects the managers’ bottom-up stock selection process rather than a desire to mimic the index. At the end of the first half of 2011, the portfolio’s widest sector deviation was consumer staples which made up 2.0% of the portfolio compared to the benchmark’s 9.0% weight. Technology increased from a two percentage point overweight at the start of the period to a six percentage point overweight at 23.3% of assets. Reflective of the market-cap flexibility given to each manager, new additions in the technology sector have been small-cap stocks and include OpenTable (discussed above), Cavium Networks, Ciena Corp, and Fortinet. The bulk of technology names are owned by Turner Investment Partners, Sands Capital, and Friess Associates. Another noteworthy shift in sector weightings is industrials, which increased from a six percentage point underweight to a two percentage point underweight with the addition of names such as Titan International, a global manufacturer of massive wheels, tires and assemblies for off-highway vehicles and equipment used in agriculture, mining, and construction. For additional details on this stock, see page 12. The majority of other sector weights were within two percentage points of the benchmark.

Differences between the fund and the benchmark are also apparent in the fund’s meaningful exposure to foreign-domiciled companies such as Cemex SA (Mexico), Cheung Kong Holdings, Ltd (Hong Kong), as well as new additions Li & Fung, a multinational consumer goods export and logistics group, and BM & F Bovespa, a commodities and futures exchange, both added by Sands Capital in the second quarter of this year. The majority of the fund’s foreign holdings are large-cap, though Turner owns the small-cap ($1.5 billion) Imagination Tech Group, a global leader in multimedia and communication technologies located in the United Kingdom. During the period, the portfolio’s exposure to non-U.S. domiciled companies declined from 14.7% to 13.3%.

As for company size, the fund’s market-cap exposure remained largely unchanged since the beginning of the year. The biggest change was an increase in small-cap stocks, and a nearly corresponding decrease to mid-caps. This is largely due to the Russell index reconstitution that occurred in May. The majority of assets including foreign stocks, are in large-cap stocks (approximately 41%), mid-caps stocks (approximately 38%), with small-caps (17%) and cash (4%) accounting for the remainder of assets. The weighted average market-cap of the portfolio is $27.7 billion, with a median market-cap of $9.1 billion.

By Sector

	Sector Allocation
			Russell 3000
	Fund as of	Fund as of	Index as of
	6/30/11	12/31/10	6/30/11
Consumer Discretionary	12.7%	14.7%	11.7%
Consumer Staples	2.0%	4.6%	9.0%
Energy	11.8%	13.6%	11.6%
Finance	17.7%	16.6%	15.9%
Health Care & Pharmaceuticals	9.8%	11.5%	11.7%
Industrials	9.9%	5.5%	11.8%
Materials	6.1%	5.9%	4.5%
Technology	23.3%	20.4%	17.8%
Telecom	2.4%	1.0%	2.8%
Utilities	0.0%	0.0%	3.5%
Cash Equivalents & Other	4.3%	6.2%	0.0%
	100.0%	100.0%	100.0%

Totals may not add up to 100% due to rounding

By Domicile

Totals may not add up to 100% due to rounding

By Market Capitalization

Market Capitalization:
Micro-Cap < $668 million
Small-Cap $668 million - $2.97 billion
Small/Mid-Cap $2.97 billion - $7.12 billion
Mid-Cap $7.12 billion - $18.3 billion
Large-Cap > $18.3 billion

Totals may not add up to 100% due to rounding

Fund Summary 9

Taxes: Masters’ Select Equity has a modest tax-loss carry-forward that will offset some future gains. For this reason it is possible that the fund will not have a capital gain distribution in 2011.ii

In Closing

As noted in the shareholder letter at the beginning of this report, Masters’ Select Equity’s performance has been quite strong with the current manager line-up, which has been in place now for just under three years (33 months). Since that time the fund has bested its primary benchmark by 7.6 percentage points cumulatively.

We’re encouraged by this recent performance but certainly not complacent. And the recent strong performance reminds us that negative headlines don’t necessarily translate to negative stock returns. It’s reasonable for investors to be concerned about the big-picture risks in the headlines these days. However, at the same time, as long-term investors we are highly confident in the quality of our sub-advisors, the effort they put into their Masters’ Select portfolios, and we are encouraged by what they are reporting to us with respect to the value and opportunity in their portfolio holdings. At Litman/Gregory we continue to do our part in carefully monitoring the work they do for us, and demanding the highest level of effort and skilled execution of their investment process.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com. See page 3 for a detailed discussion of the risks and costs associated with investing in The Masters’ Select Equity Fund. All performance discussions in this report refer to the performance of the Institutional share class.

i
The managers and their respective benchmarks are: Bill D’Alonzo: Russell 2500 Growth Index; Christopher Davis and Ken Feinberg: S&P 500 Index; Mason Hawkins: Russell 3000 Value Index; Clyde McGregor: Russell 3000 Value Index; Frank Sands Jr, John Freeman and Michael Sramek: Russell 1000 Growth Index; Bob Turner: Russell 1000 Growth Index; Dick Weiss: Russell 2000 Index.

ii
Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and it is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Fund nor any of its representatives may give legal or tax advice.

Earnings growth for a fund holding does not guarantee a corresponding increase in the market value of the holding or the fund.

10 The Masters’ Select Funds Trust

Masters’ Select Equity Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Christopher Davis Kenneth Feinberg	Davis Selected Advisers, L.P.	20%	Mostly large companies	Blend
Bill D’Alonzo and Team	Friess Associates, LLC	10%	All sizes but mostly small-and mid-sized companies	Growth
Mason Hawkins	Southeastern Asset Management, Inc.	20%	All sizes and global; may have up to 50% in foreign stocks	Value
Clyde McGregor	Harris Associates L.P.	20%	All sizes but mostly large-and mid-sized companies	Value
Frank Sands, Jr. A. Michael Sramek John Freeman	Sands Capital Management, LLC	10%	All sizes but mostly large-and mid-size companies	Growth
Robert Turner Frank Sustersic Jason Shrotberger	Turner Investment Partners, Inc.	10%	All sizes	Growth
Richard Weiss	Wells Capital Management, Inc.	10%	All sizes but mostly small-and mid-sized companies	Blend

Fund Summary 11

Masters’ Select Equity Fund Stock Highlights

Iron Mountain, Inc. – Christopher Davis/Kenneth Feinberg

Iron Mountain, Inc. provides information management services that help its clients lower the costs, risks, and inefficiencies of managing their physical data. The company offers comprehensive records management including storage, shredding and other services. Iron Mountain has been in business for 60 years and is now the largest company in the North American physical storage business.

Iron Mountain has many of the characteristics we love to see in a business. It cultivates very long-term relationships that produce a very sticky customer base with a renewal rate above 95%. Similarly, it provides its suite of record management solutions at a significant cost advantage to its customers, making it advantageous for its customers to outsource these tasks. These competitive advantages result in a business that produces excess free cash flow; yet, although the prior management competently ran its business, it poorly reinvested this free cash flow. Instead of reinvesting it both to maintain and grow its highly lucrative North American physical business and returning the remaining cash to shareholders, the prior team “diworsified” by entering and expanding the much lower return and lower margin digital storage and international physical storage businesses.

In early 2011, we and another institutional investor mounted a proxy contest against this management and Board of Directors with the intention of naming four new directors to the company’s Board. As part of the proxy resolution, the then-CEO was replaced by former long time-CEO Richard Reese. Reese presented a plan quickly to divest of the digital business and meaningfully to increase margins in the international physical storage business. Perhaps even more importantly, the Board committed to returning $1.2 billion to shareholders within 12 months and $2.2 billion to shareholders within three years through share repurchases and dividends.

Since announcing this plan to improve financial performance, management has demonstrated a more shareholder-friendly nature through a number of steps geared toward achieving this three year goal. It sold the digital business for $380 million, but still plans to remain in this space through strategic partnerships that require minimal capital investment. It also raised the dividend 33%, for an annualized yield of roughly 3%. Thus, the new management team has demonstrably committed itself to the capital discipline that we originally envisioned by reemphasizing the team’s focus on the high-margin, higher-return North American physical storage business.

Given Iron Mountain’s energized, refocused, and shareholder-friendly management, combined with an attractive valuation of 13x trailing free cash flow, we believe the shares represent an attractive investment.

Titan International, Inc. – Bill D’ Alonzo

About a month after reporting what he called his company’s “best quarter ever,” Titan International’s Chief Executive told the investment community that trends suggested the company should achieve higher 2011 sales than previously forecast. With robust agriculture and mining activity driving demand for equipment, Titan has been on a roll.

NYSE-listed Titan International, Inc. (TWI) is a global manufacturer of massive wheels, tires and assemblies for off-highway vehicles and equipment used in agriculture, mining and construction. Customers include AGCO Corp., Caterpillar, CNH Global, Deere & Co., Kubota Corp. and other large original equipment manufacturers. Titan also sells aftermarket products direct to customers and through distributors. Revenue rose 40 percent in the 12 months through March to $967 million.

Rising crop prices and a related increase in farm incomes are driving demand for agricultural machinery. At the same time, mining companies that put off expansions during the economic recession are now aggressively working to increase their production capabilities. In both cases, as global economic growth rebounds from depressed levels, supply-and-demand situations that benefit Titan are likely to remain in place.

Titan grew March-quarter earnings to $0.37 per share from $0.06 a year ago, beating the consensus estimate by $0.17 a share. Sales increased 43 percent during the quarter. Agriculture-related revenue, which accounts for roughly 70 percent of total sales, increased 39 percent. In May, management raised its 2011 sales outlook on stronger North American demand and contribution from its April acquisition of Goodyear’s European and Latin American farm tire business. Titan also announced its third price increase this year on farm tires.

The Friess Associates team met with Chief Executive Maurice Taylor and spoke with him regarding the earnings impact of Titan’s recent purchase of Goodyear’s farm tire assets. The deal provides access to fast-growing emerging markets such as Brazil and Eastern Europe and substantially increases the company’s international footprint.

The Friess Associates team bought Titan at 17 times current 2011 earnings estimates. Wall Street predicts the company will finish this year with 171 percent earnings growth.

Omnicare, Inc. – Clyde McGregor

Harris Associates’ investment philosophy of value investing directs us to seek equities of companies selling at a material discount to their intrinsic value, companies that persistently grow their intrinsic value per share, and companies with managers who treat their shareholders as their partners. This last factor is often the most difficult to project into the future as managers can suddenly act out of character with their prior history or the management team itself may change. Another possibility is that investors may overestimate management’s talent because the underlying business is itself so favorably situated. We believe that Omnicare, Inc. (OCR) was historically well positioned but with less than optimal management. With a new CEO in place, we believe that Omnicare has a very attractive future.

Omnicare is the largest provider of pharmacy services for the geriatric market with leading market shares in skilled nursing facilities and assisted living facilities. Omnicare benefits from two important trends: the aging of the U.S. population, and the growing proportion of higher-margin generic drugs. While the company is not well known, it is the fourth largest distributor of pharmaceuticals in the U.S. The problems of staffing in the nursing home industry are well documented. With inadequate reimbursement rates, homes are generally staffed with low-paid, undertrained workers, and employee turnover rates are high. Given that nursing home residents have a very high level of pharmaceutical needs, an industry solution is necessary to make it possible for a relatively low-skilled, time-pressured staff to administer the correct drugs to patients, and Omnicare fills this role.

12 The Masters’ Select Funds Trust

Our opportunity in this stock emerged because of investor concerns over health care reform. While reimbursement issues will always exist for Omnicare, the health care act does not materially change the company’s exposures. Government programs already covered most of their clients, given their demographic characteristics, and the company is used to dealing with complex regulatory schemes. As well, Omnicare’s scale in this sector should be a competitive advantage should regulations become more onerous.

The final piece of the investing case solidified when the Board installed a new CEO at the beginning of 2011. An experienced executive from McKesson, John Figueroa appears to have the requisite skills to improve Omnicare’s client retention outcomes, a previous weakness of the company. With a high free cash flow, rapidly delivering balance sheet, and interesting growth opportunities, we believe that Omnicare is an attractive holding for the Masters’ portfolios.

Apple, Inc. – Frank Sands Jr., Michael Sramek, and John Freeman

Apple, Inc. (AAPL) is arguably one of the most innovative consumer electronics companies with one of the strongest brands in the world. Over the past 10 years, the company has fundamentally transformed three major industries: personal computers (Mac), mobiletelephony/computing (iPhone and iPad), and digital media distribution (iPod, iTunes, and App Store).

Apple’s traditional laptop/desktop business addresses the mid-to-high end of the consumer PC market, and Macs have continually taken share from the dominant Windows platform. In the second quarter of 2011, for example, Mac units grew 28% year-over-year, while the overall PC market declined 3%. Over the past several years, the company has applied its intuitive and consumer-friendly design principles to several revolutionary new products such as the iPod, iPhone, and iPad, with incredible success. In the second quarter, Apple sold almost 19 million iPhones, generating $12.3 billion in sales (up 126% year-over-year, 3 times faster than the overall smartphone market). It also sold 4.7 million iPads during the quarter, and both iPads and iPhones remain supply-constrained. Apple has also successfully developed and integrated the iTunes/App Store software platforms, which significantly increase the utility of its hardware and builds customer lock-in. In less than 10 years, iTunes has become the largest music retailer in the U.S.

Despite the tremendous success Apple has achieved to date and the company’s large size (both in terms of sales and market cap), we believe there is still a long runway for growth ahead. Given its compelling product lineup, there is ample room for additional share gains, as Apple still has only 5% market share in PCs and 15% share in smartphones globally. Each of these products now also benefit from regular upgrade cycles, which render a significant portion of their sales more recurring than in the past. Moreover, the iPad has significantly expanded Apple’s addressable market with an attractive alternative to low-priced, ultra-portable PCs. In addition, Apple has only just begun to meaningfully penetrate markets outside of North America and Europe. China, for instance, represents 10% of total company sales and grew over 400% in the second quarter relative to a year ago. We also believe that iTunes and the App Store will become incrementally larger profit contributors in the years ahead. Finally, we think Apple will continue to leverage its innovation and brand to introduce successful products that address new markets and expand existing ones.

We expect Apple to generate approximately 20% annual EPS growth over the next five years. Considering Apple’s growth prospects, leadership, competitive advantages, and financial strength (over $65 billion in cash with no debt), we believe the stock’s valuation - at just 14 times our 2011 EPS estimate - remains extremely attractive. Consequently, we think that wealth creation for shareholders should continue to ensue as the result of the outstanding business results that we believe are likely over the next several years.

Digimarc Corp. – Turner Team

Digimarc Corporation (DMRC) is the leading signal processing innovator that provides media identification and management solutions to commercial entities and government customers in the United States and internationally. Based in Beaverton, Oregon, Digimarc enables governments and businesses to give digital identities (which it calls “digital watermarks”) to photographs, movies, music, television, personal identification documents, financial instruments, industrial parts, and product packages. The company develops and patents these “digital watermarks” into intellectual property to differentiate its products and technology, mitigate infringement risks, and develop opportunities for licensing. The company’s patents relate to various methods for embedding digital information in video, audio, and images, whether the content is rendered in analog or digital formats. Its technologies are used in various media identification and management products and solutions supporting various media objects from movies, music, banknotes, and secure credentials. The company is 15 years old and has much room to grow in its product lifecycle. Digimarc has close to 600 patents, which helps licensees develop products and businesses that use the technology.

Digimarc derives revenue from two main sources. The license and subscription business accounts for 60% of the company’s revenues, while the service business represents 40% of the revenues. The license and subscription business includes licenses for Intellectual Ventures, media and audience measurement, digital cinema, and blu-ray. A source of revenue generated from their license business comes from media giant The Nielsen Company. Digimarc’s technology is used by Nielsen to measure an audience’s viewing habits across more than 95% of the television shows broadcast in the United States. The company’s service clients include a collection of leading Central Banks. Digimarc’s technology deters counterfeiting of currency as about a dozen of the world’s leading Central Banks currently rely on Digimarc’s technology to protect against fraud.

Fund Summary 13

There is not much competition for the company yet as this watermarking technology is still in the infancy stage of its cycle. Risks for the company include how quickly, if at all, this type of technology will be utilized out in the market. The company has made an effort to address this with the recent partnership with Intellectual Ventures to help with the marketing of their intellectual property portfolio. This partnership is extremely important to Digimarc’s future success. In addition to the $36 million the company is due to receive over the next three years, the partnership allows Digimarc to focus on what it does best - innovate.

We find Digimarc very attractive as it is well-positioned to potentially capture tremendous growth as its technology becomes available in more mediums, such as smartphones. With the growing usage of smartphones, Digimarc recently introduced a mobile phone application called Digimarc Discover. The program, available for both the iPhone or Android systems, turns print media into rich media. Using the phone’s camera, the application can identify watermarks in printed images or text and connect the user to linked video, audio or to an advertiser’s website.

While Digimarc can be valued many ways, we believe the company should trade at 20 times 2012 earnings per share. We believe the growth rate for the company could be in the range of 40% over the next few years with a known growth rate approximately 25% on the current revenue generating business. Additional growth resides in the ability of Intellectual Ventures to distribute products that are covered by Digimarc’s patent. The known growth rate comes from their current revenue streams with Nielsen and Intellectual Ventures. Every additional $6 million in revenue for the company equates to another $1 in earnings. We believe there is much room to grow with Digimarc as the underlying industries that Digimarc’s patents cover is growing at a rapid rate which could push the growth rate of the company materially higher.

Yahoo!, Inc. – Dick Weiss

Yahoo!, Inc. is a stock people love to hate. And not without good reason. Yahoo was the first dominant internet company. Then, through a series of poor management decisions, it ceded its lead in search to Google and was never a threat in social networking. However, being the dominant company at the beginning has left Yahoo with some unique strengths that are being mispriced by the stock market.

There has rarely been a stock where the antagonism between company management and Wall Street analysts has been so great. This rift appears to be the result of Yahoo’s refusal to be bought at a very attractive price by Microsoft, the subsequent change in management and the apparent lack of traction in results by this new management team. The dislike of the street appears to have taken Yahoo stock to an attractive level.

The heart of the positive case for Yahoo lies with its ownership of attractive Asian assets, its large cash position, high free cash flow and the resultant extremely low implied valuation of the U.S. stub. As the early premier internet company, Yahoo was able to secure 30% ownership of the largest Japanese internet company, Yahoo! Japan, and a 40% ownership of the largest Chinese internet company, Alibaba group. The value of these two investments ranges from $7-10 per share depending on the liquidity and tax discount applied. Combined with $3-4 per share in cash, the core U. S., Asia and European operations are being valued at only $2-5 per share.

The core business, while losing out on many emerging trends, retains substantial value. Yahoo remains the primary beneficiary of the move of branded advertising dollars from offline to online. Cumulatively, its sites are the most trafficked on the internet with around 187 million visitors. Coupled with a complete overhaul of its back/datacenters, Yahoo now has a greater ability to tailor and personalize its sites, providing the rich media branded display advertisers desire. It also remains the leader in mail, some 600 million accounts, in the U.S. and Asia. The company has also done a good job improving its recent performance in Europe. In search, Yahoo has off-loaded the need for heavy investment in search through a deal with Microsoft (MSFT). While this decision appears well conceived, MSFT has not been able to generate the expected revenue per search (rps) results leading to substantial revenue pressure. Hopefully, the issue will be resolved before the end of MSFT’s revenue guarantee in March 2012.

While Yahoo has lost its leadership role in the internet, it still has powerful assets through its equity investments, while its core business remains the leading aggregator of visitors and a power in display advertising. Subtracting the value of the Asian asset and cash from the current stock price, one discovers that Yahoo’s core business is selling for only 3x ebitda and 4x eps. Given its high free cash flow and willingness to buy back its stock, the downside appears quite limited. With a private value of around $24 per share, the stock has an attractive risk/reward.

See page 77 for Industry Terms and Definitions

In keeping with Southeastern Asset Management’s disclosure policies, Mason Hawkins has not contributed commentary on his holdings in this report.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.

Earnings growth for a fund holding does not guarantee a corresponding increase in the market value of the holding or the fund.

14 The Masters’ Select Funds Trust

Masters’ Select Equity Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2011 (Unaudited)

Shares		Value
COMMON STOCKS: 95.7%

Consumer Discretionary: 12.7%
14,000	Amazon.com, Inc.*	$2,862,860
43,500	Apollo Group, Inc.*	1,900,080
125,000	Chico’s FAS, Inc.	1,903,750
147,000	DIRECTV - ClassA*	7,470,540
217,500	HSN, Inc.*	7,160,100
92,000	Interpublic Group of Companies, Inc.	1,150,000
67,400	Las Vegas Sands Corp.*	2,844,954
97,900	Leggett & Platt, Inc.	2,386,802
755,000	Li & Fung Ltd.	1,503,868
92,500	Mohawk Industries, Inc.*	5,549,075
18,000	New Oriental Education & Technology Group - ADR*	2,010,960
32,500	Time Warner Cable, Inc.	2,536,300
46,100	TRW Automotive Holdings Corp.*	2,721,283
99,000	Walt Disney Co. (The)	3,864,960
		45,865,532
Consumer Staples: 2.0%
17,620	Costco Wholesale Corp.	1,431,449
305,000	Sara Lee Corp.	5,791,950
		7,223,399
Energy: 11.8%
176,400	Canadian Natural Resources Ltd.	7,384,104
177,500	Cenovus Energy, Inc.	6,684,650
343,000	Chesapeake Energy Corp.	10,183,670
50,590	EOG Resources, Inc.	5,289,184
58,700	Halliburton Co.	2,993,700
32,500	National Oilwell Varco, Inc.	2,541,825
46,200	Range Resources Corp.	2,564,100
55,500	Schlumberger Ltd.	4,795,200
		42,436,433
Finance: 17.7%
185,800	American Express Co.	9,605,860
140,000	AON Corp.	7,182,000
508,200	Bank of New York Mellon Corp.	13,020,084
81,500	BB&T Corp.	2,187,460
56	Berkshire Hathaway, Inc. - Class A*	6,501,880
260,000	BM&F Bovespa S.A.	1,722,053
330,000	CapitalSource, Inc.	2,128,500
391,000	Cheung Kong Holdings Ltd. - ADR	5,747,700
16,700	Fairfax Financial Holdings Ltd.	6,699,038
128,000	Loews Corp.	5,387,520
75,300	Transatlantic Holdings, Inc.	3,690,453
		63,872,548
Health Care, Pharmaceuticals & Biotechnology: 9.8%
26,000	Allergan, Inc.	2,164,500
917,500	Boston Scientific Corp.*	6,339,925
205,000	Health Management Associates, Inc.*	2,209,900
35,000	Illumina, Inc.*	2,630,250
7,700	Intuitive Surgical, Inc.*	2,865,247
23,400	Johnson & Johnson	1,556,568
62,500	Laboratory Corporation of America Holdings*	6,049,375
85,300	Merck & Co., Inc.	3,010,237
4,800	NuVasive, Inc.*	157,824
205,500	Omnicare, Inc.	6,553,395
14,500	Pharmasset, Inc.*	1,626,900
		35,164,121
Industrials: 9.9%
75,600	ACS Actividades de Construccion y Servicios S.A.	3,547,564
26,000	FedEx Corp.	2,466,100
42,000	Hochtief AG	3,513,526
229,400	Iron Mountain, Inc.	7,820,246
27,000	Norfolk Southern Corp.	2,023,110
73,670	Owens Corning*	2,751,575
15,400	Precision Castparts Corp.	2,535,610
52,500	Quad / Graphics, Inc.	2,040,150
108,900	Snap-on, Inc.	6,804,072
95,600	Titan International, Inc.	2,319,256
		35,821,209
Materials: 6.1%
22,200	Agrium, Inc.	1,948,272
567,840	Cemex S.A.B. de C.V. - ADR	4,883,424
66,770	Chemtura Corp.*	1,215,214
41,000	Haynes International, Inc.	2,539,130
68,800	Martin Marietta Materials, Inc.	5,501,936
39,520	Molycorp, Inc.*	2,413,091
38,000	Newmont Mining Corp.	2,050,860
53,443	Sealed Air Corp.	1,271,409
		21,823,336
Technology: 23.3%
42,870	Acme Packet, Inc.*	3,006,473
19,500	Alliance Data Systems Corp.*	1,834,365
12,100	Apple, Inc.*	4,061,607
312,700	Broadridge Financial Solutions, Inc.	7,526,689
46,600	Cavium, Inc.*	2,031,294
104,780	Ciena Corp.*	1,925,857
513,000	Dell, Inc.*	8,551,710
100,000	Digimarc Corp.*	3,503,000
267,800	Entropic Communications, Inc.*	2,380,742
18,000	Equinix, Inc.*	1,818,360
146,600	Fortinet, Inc.*	4,000,714
8,350	Google, Inc. - Class A*	4,228,273
373,530	Imagination Technologies Group Plc*	2,263,309
319,168	Magma Design Automation, Inc.*	2,550,152
115,000	Molex, Inc.	2,470,200
63,860	Netlogic Microsystems, Inc.*	2,581,221
87,500	Omnivision Technologies, Inc.*	3,045,875
22,500	OpenTable, Inc.*	1,870,200
251,748	Opnext, Inc.*	573,986
49,000	QUALCOMM, Inc.	2,782,710
16,000	Salesforce.com, Inc.*	2,383,680
340,000	Symmetricom, Inc.*	1,982,200
85,840	Ultratech, Inc.*	2,607,819
115,100	Visa, Inc. - Class A	9,698,326
44,700	Wright Express Corp.*	2,327,529
143,000	Yahoo!, Inc.*	2,150,720
		84,157,011

Schedule of Investments 15

Masters’ Select Equity Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2011 (Unaudited

Shares	Value
Telecommunication Services: 2.4%
3,587,480 Level 3 Communications, Inc.*	$8,753,451

TOTAL COMMON STOCKS	345,117,040
(cost $284,035,708)

TOTAL INVESTMENTS IN SECURITIES	345,117,040
(cost $284,035,708): 95.7%

Other Assets Less Liabilities: 4.3%	15,665,846

Net Assets: 100.0%	$360,782,886

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
*	Non-Income Producing Security

The accompanying notes are an integral part of these financial statements.

16 The Masters’ Select Funds Trust

Masters’ Select International Fund Review

Despite the many negative headlines stemming from the European debt crisis and inflation concerns in emerging markets, foreign stocks including emerging markets managed to rise about 4% in U.S. dollar terms during the first half of 2011, with developed international markets performing better than their emerging-market counterparts. In local currency terms, foreign equity markets were about flat, so most of the return during the first half stemmed from foreign currencies appreciating versus the U.S. dollar.

For the year-to-date through June 30, Masters’ Select International rose 4.1%, matching the performance of its benchmark, the S&P Global (ex U.S.) LargeMidCap Index, and lagging MSCI EAFE’s return of 5.3%. Over the long term the fund has beaten its benchmarks by significant margins. Since its inception (12/1/97) through 6/30/11, Masters’ Select International has returned an annualized 9.5%, beating the S&P index return of 6.9% and the EAFE Index return of 5.5%. We also compare the fund to the Lipper International Large-Cap Core Funds Index, which rose 4.8% in the first half of 2011 and has returned 5.4% since the inception of Masters’ Select International.

Masters’ Select International Fund
Performance as of June 30, 2011

		Average Annual Total Returns
	Year-to-	1-	3-	5-	10-	Since
	Date	Year	Year	Year	Year	Inception
Institutional Class	4.05%	34.12%	1.27%	4.73%	8.06%	9.53%
S&P Global (ex U.S.) LargeMidCap Index	4.01%	30.29%	0.49%	4.40%	7.92%	6.88%
Lipper International Large-Cap Core Funds Index	4.84%	31.16%	-2.38%	1.46%	5.05%	5.38%
MSCI EAFE Index	5.34%	30.92%	-1.30%	1.95%	6.11%	5.47%
Investor Class	3.93%	33.87%	n/a	n/a	n/a	24.13%
S&P Global (ex U.S.) LargeMidCap Index	4.01%	30.29%	n/a	n/a	n/a	25.32%
Lipper International Large-Cap Core Funds Index	4.84%	31.16%	n/a	n/a	n/a	22.32%
MSCI EAFE Index	5.34%	30.92%	n/a	n/a	n/a	22.47%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com. The inception date for the Institutional Class is 12/1/1997; for the Investor Class, 4/30/2009. See page 3 for a detailed discussion of the risks and costs associated with investing in the Masters’ Select International Fund. All performance discussions in this report refer to the performance of the Institutional share class.

The fund has also earned a very high Morningstar ranking in the Foreign Large Blend peer group based on its total returns over 1, 3, 5, and 10 years through June 30 2011, placing it in the top 19%, 14%, 10%, and 7% for each of these periods among 826, 714, 539, and 303 Foreign Large Blend Funds, respectivelyi. The fund continues to be a Morningstar “Fund Analyst Pick” in the Foreign Large Blend category.ii As of June 30 2011, Masters’ Select International has received a five-star Overall Morningstar Rating™ among 714 peers in the Foreign Large Blend category. The rating is derived from a weighted average of the fund’s three-, five-, and ten-year risk-adjusted return measures.iii

Portfolio Commentary

Factors that contributed to Masters’ Select International’s first-half performance are discussed in the following paragraphs along with an update of noteworthy developments relating to the portfolio composition.

Performance of managers: In the first half of the year, three of the fund’s six sub-advisors outperformed their respective benchmarks, with one outperforming by over five percentage points. Net of their management fees, the returns for the six managers ranged from -0.7% to 10.3%. Over the short term we do not expect every manager to outperform their benchmark, though that is our goal over the long term. Of the six managers, five have beaten their benchmarks since their respective inception dates as sub-advisors on the fund. The sixth is roughly matching his benchmark.1

Country, sector, and stock-picking impact: Though all the Masters’ Select funds are driven by bottom-up stock picking, the country and sector exposures that result from this process can provide some insight into the fund’s performance.

Our attribution analysis shows that Masters’ Select International’s sector positioning relative to the S&P Global (ex U.S.) LargeMidCap Index had, in aggregate, a neutral impact on performance. The fund benefited slightly from being underweighted to materials and overweighted to consumer discretionary sectors. This was offset, though, by the fund’s average cash weighting of about 7% (which is also what the fund has held on average over its 13-plus year history) during the first half of 2011.

Stock selection had a roughly neutral impact on relative performance as well. It was very strong in the technology sector and weak in the energy and materials sectors. Within the energy sector, HRT Participates EM Petroleo, an oil and gas exploration company based in Brazil, was down nearly 20% during the fund’s holding period. The sub-advisor who purchased this stock believed that HRT’s management, who were key members responsible for Petrobras’ discovery of pre-salt fields in offshore Brazil, would be able to use their knowledge in exploring new areas and building proven reserves. Since its IPO in October 2010, the company had increased its proven reserves in Brazil from two billion barrels of oil equivalent (BOE) to six billion. HRT is also undertaking exploration in Namibia and that was expected to be a significant growth area for the company. In May, however, the Namibian Minister of Mines and Energy granted exclusive mining rights to the state-owned mining company. While not directly related to the oil sector, it did cause the sub-advisor to question what the Namibian government will do with their oil reserves and, as a result, HRT was sold. This example highlights one of the risks of investing outside the U.S. and especially in emerging markets—the risk that foreign government actions or regulations hurt our ownership interests. All sub-advisors in the fund weigh this risk prior to making any investment.

1
The managers and their respective benchmarks are: Bill Fries and Vin Walden: MSCI All Countries World Free ex U.S. Index; Jim Gendelman: MSCI All Countries World Growth ex U.S. Index; David Herro: MSCI World ex U.S. Value Index; Northern Cross Team: S&P Global ex U.S. LargeMid Cap lndex; TedTyson: MSCI All CountriesWorld Growth ex U.S. Index; AmitWadhwaney: MSCI All CountriesWorld ex U.S. Value Index.

Fund Summary 17

In the technology sector, Mercadolibre, an Argentinean e-commerce technology platform that is focused on Latin America, was up nearly 20% during the period. The company is akin to an Amazon.com of Latin America. The sub-advisor who owns the stock has performed many channel checks spread over several years and believes this company is well placed to benefit from two long-term trends they believe are transpiring in emerging markets. One, they believe that emerging-market consumers are leapfrogging basic brick and mortar alternatives, such as fixed-line telephone and retail stores, to make purchases online using their mobile phones and home PCs. Second, the sub-advisor believes that over the long term, per-capita incomes in Latin America will grow and lead to higher consumption. This stock remained a holding in the fund as of June 30.

Looking at attribution from a country and regional perspective, overweighting Europe and underweighting Japan was positive for overall performance. Stock selection in the emerging Asia region was strong while it was weak in Latin America. The fund had very little currency hedges in place during the past six months and as such they did not have a material impact on relative performance.

Leaders and laggards: See the table below for a list of the biggest contributors and detractors to Masters’ Select International’s performance over the past six months.

Among the leaders was ING Groep, a Dutch bank owned by two sub-advisors. (While the timing of their purchase was about a year apart, their cost basis is roughly the same.) One sub-advisor bought the stock in late 2009 after new management came in with the promise of shrinking the bank and simplifying its operations. In particular, this sub-advisor was encouraged by management’s plan to dispose of asset-management operations and focus on traditional commercial and retail banking services. In addition to this promise, the sub-advisor believed the bank’s stock was cheap given it was trading at a discount to the sub-advisor’s estimated book value and relative to its industry peers.

The other sub-advisor, who bought the bank in 2010, also sees their retail franchise as an attractive source of earnings growth. They say that a lot of competition in the Dutch retail-banking space was taken out in the 2008-2009 downturn, and as a result, ING is seeing strong interest-margin expansion, which could lead to relatively strong earnings growth. They believe that this bank has minimal exposure to the sovereign debt of countries in peripheral Europe that are currently going through a debt crisis.

ING’s stock in recent weeks has come under severe pressure, as have most European banks, due to the evolving debt crisis in the region. Both our sub-advisors, as well as other sub-advisors who own European banks, are carefully weighing the shorter-term risks with the longer-term upside potential they see in these banks. For example, Banco Santander, a Spanish bank that was owned by two sub-advisors at year end, was sold by one during the first half of this year at a relatively small loss, while the other sub-advisor trimmed it, due to the risk that the debt-crisis contagion may be spreading to countries like Spain.

Among the laggards, Northern Dynasty Mines (NDM), a Canadian minerals exploration company, lost almost half its value during the first half of 2011. The sub-advisor in question bought this stock because they believed the company’s 50% stake in the “Pebble” project in southwest Alaska would lead to superior production growth and, as a result, superior earnings growth versus its peers. However, in recent months there has been a significant amount of negative news stemming from potential environmental concerns in developing the Pebble project. This brought into question the sustainability of NDM’s earnings and the stock was sold by the sub-advisor as they saw better opportunities, in risk-adjusted terms.

Masters’ Select International Fund Contribution by Holding
For the Six Months Ended June 30, 2011

Top Contributors

Security	Portfolio Contribution
ING Groep N.V.	0.78%
Hyundai Motor Co.	0.63%
Sina Corp.	0.57%
Nationale A Portefeuille	0.49%
SAP AG	0.35%
Resolution Ltd.	0.33%
Sensata Technologies Holding N.V.	0.32%
Lottomatica Group SPA	0.29%
Galaxy Entertainment Group Ltd.	0.28%
Sampo Oyj	0.25%

Bottom Contributors

Security	Portfolio Contribution
Northern Dynasty Minerals Ltd.	-0.65%
OGX Petroleo e Gas Participacoes S.A.	-0.38%
Daiwa Securities Group, Inc.	-0.31%
HRT Participacoes em Petroleo S.A.	-0.30%
Carpetright Plc	-0.26%
Rohm Co. Ltd.	-0.24%
Cline Mining Corp.	-0.21%
ICIC BankLtd. - ADR	-0.20%
Sega Sammy Holdings, Inc.	-0.18%
ASML Holding N.V.	-0.17%

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period.

18 The Masters’ Select Funds Trust

Portfolio mix: Please see below and page 20 for sector, regional, and market-cap allocations as of mid-year. As with all Masters’ Select funds, the primary focus of Masters’ Select International is to generate superior long-term returns, and in pursuit of that goal, the fund’s managers continue to invest very differently from the fund’s benchmark. We believe one explanation for Masters’ Select International’s success over the years is the willingness on the part of the fund’s stock pickers to hold the stocks they believe offer the most compelling risk/return potential over their investment horizon, irrespective of whether the stocks are in the fund’s benchmark. Noteworthy portfolio facts include:

•
The fund’s sector weightings shifted only slightly over the past six months. Exposure to the consumer discretionary sector rose at the expense of the financial sector. The fund is now overweighted to the consumer discretionary sector by almost nine percentage points. The fund’s largest underweightings versus the benchmark are to the energy (7.4% versus 11.6%) and utilities (0.0% versus 4.1%) sectors.

•	The fund’s largest sector weighting at 24% is to financials, though this weighting is below the benchmark weighting of 25%.

•	The fund’s weighting to Japan increased very slightly during the period. The fund is now only slightly underweighted to Japan versus its index (11.1% versus 13.6%).

•	Versus its benchmark, the fund is overweighted to Europe (55.4% versus 45.5%) and underweighted to Asia ex Japan (10.5% versus 18.6%), which includes both developed- and emerging-market countries.

•	Exposure to emerging markets decreased four percentage points to 14%. About a year ago, the fund had over 20% invested in this region.

•
The fund’s market-cap breakout did not change much over the past six months. The fund’s allocation to large-caps (greater than $10 billion) was around 61% as of June 30. The fund’s weighting to mid-caps ($2 billion to $10 billion) and small-caps (less than $2 billion market-cap) was 26% and 8%, respectively. Historically, the fund has held over 12% in small-caps on average. The residual weighting of about 6% was in cash.

By Sector
	Sector Allocation
			S&P Global
			(ex U.S.)
			LargeMidCap
	Fund as of	Fund as of	Index as of
	6/30/11	12/31/10	6/30/11
Consumer Discretionary	17.6%	13.6%	8.7%
Consumer Staples	7.3%	8.1%	8.8%
Energy	7.4%	9.0%	11.6%
Finance	23.6%	27.1%	25.0%
Health Care & Pharmaceuticals	6.2%	4.4%	6.4%
Industrials	10.6%	12.3%	10.8%
Materials	8.6%	7.5%	12.4%
Technology	8.2%	7.9%	6.6%
Telecom	4.3%	3.5%	5.6%
Utilities	0.0%	0.0%	4.1%
Cash Equivalents & Other	6.2%	6.5%	0.0%
	100.0%	100.0%	100.0%

By Region
	Regional Allocation
			S&PGlobal
			(ex U.S.)
			LargeMidCap
	Fund as of	Fund as of	Index as of
	6/30/11	12/31/10	6/30/11
Africa	0.0%	0.9%	1.9%
Australia/New Zealand	1.5%	1.4%	5.8%
Asia (ex Japan)	10.5%	11.9%	18.6%
Japan	11.1%	8.5%	13.6%
Western Europe & UK	55.4%	57.0%	45.5%
Latin America	7.2%	8.8%	5.3%
North America	6.6%	3.3%	8.2%
Middle East	1.5%	1.7%	1.0%
Cash Equivalents & Other	6.2%	6.5%	0.2%
	100.0%	100.0%	100.0%

Totals may not add up to 100% due to rounding

Fund Summary 19

By Asset Class	By Market Capitalization

Market Capitalization:	Market Capitalization:
Developed Markets Small-Cap < $2.0 billion	Small-Cap < $2.0 billion
Developed Markets Large and Mid-Cap > $2.0 billion	Mid-Cap $2.0 billion - $10.0 billion
Large-Cap > $10.0 billion
*	Totals may not add up to 100% due to rounding

Taxes: Masters’ Select International continues to benefit from a sizable tax-loss carry-forward that is very likely to offset all of the fund’s realized capital gains this year and possibly into 2012.iv

Sub-Advisor Allocation Update

Manager allocations: We have adjusted the target allocations so that each manager has an equal allocation of fund assets. This is consistent with the plan we announced in 2007 when we added the Northern Cross team to the fund with a 10% allocation and noted that over the longer term our intent was to raise their allocation and equalize the weighting among the managers. Each manager’s target is now approximately 16-17% of fund assets, although actual assets will fluctuate with market performance. See the table on page 22.

In Closing

Though Masters’ Select International was only a market performer during the first half of the year, the fund’s long-term record relative to its benchmarks and peers is consistent with what we expect from a fund that is run by stock pickers who we believe are among the best in the business and who are running portfolios for Masters’ that focus on only their highest conviction ideas. For an independent opinion of the fund see Morningstar’s recent report on the fund. The article can be found at our website (www.MastersFunds.com) and its headline reads: “This fund remains a terrific source of wide ranging international exposure.”

Though we are very pleased with the fund’s long-term performance we want to remind our shareholders that the fund’s portfolio is invested quite differently than the benchmark portfolio. This willingness to invest in whatever opportunities the market offers has made it possible for the fund to deliver its strong long-term performance. However, this has also led to occasional periods of underperformance compared to the benchmark and that will surely continue to happen from time to time.

With a decent but unexciting first half of the year behind us we’re reminded that negative headlines don’t necessarily translate to negative stock returns. It’s reasonable for investors to be concerned about the big picture risks in the headlines—namely Europe’s sovereign debt crisis and China’s property bubble. However, at the same time, as long-term investors we have great confidence in the quality of our sub-advisors, the effort they put into their Masters’ Select portfolios, and what they are reporting to us with respect to the value and opportunity in their portfolio holdings. At Litman/Gregory we continue to do our part in carefully monitoring the work they do for us, and demanding from each, the highest level of effort and skilled execution of their investment process.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com. See page 3 for a detailed discussion of the risks and costs associated with investing in the Masters’ Select International Fund. All performance discussions in this report refer to the performance of the Institutional share class.

20 The Masters’ Select Funds Trust

i
Morningstar, Inc., is an independent mutual fund research and rating service. Each Morningstar category represents a universe of funds with similar investment objectives. Rankings for the period shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. The highest percentile rank is 1 and the lowest is 100. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

ii
According to Morningstar, “The overwhelming majority of the picks offer a combination of strong track records, reasonable volatility, compelling strategies, great managers, and low expenses, either on an absolute basis or at least relative to their categories.”

iii
The Overall Morningstar Rating™ and rankings are for the Institutional share class only; other share classes may have different performance characteristics. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund’s load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. As of June 30, 2011, the Masters’ Select International Fund was rated against the following numbers of U.S.-domiciled Foreign Large Blend funds over the following time periods: 714 funds in the last three years, 539 funds in the last five years, and 303 funds in the last ten years. With respect to these Foreign Large Blend funds, Masters’ Select International received a Morningstar Rating of 4 stars, 4 stars and 5 stars for the three-, five-, and ten-year periods.

iv
Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and it is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Fund nor any of its representatives may give legal or tax advice.

Fund Summary 21

Masters’ Select International Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Bill Fries Vinson Walden	Thornburg Investment Management, Inc.	16-17%	All sizes	Eclectic, may invest in traditional value stocks or growth stocks
James Gendelman	Marsico Capital Management, LLC	16-17%	All sizes, but mostly large-and mid-sized companies	Growth
David Herro	Harris Associates L.P.	16-17%	All sizes but mostly large-and mid-sized companies	Value
Ted Tyson and Team	Mastholm Asset Management, LLC	16-17%	All sizes	Growth
Amit Wadhwaney	Third Avenue Management, LLC	16-17%	All sizes	Value
Howard Appleby Jean-Francois Ducrest Jim LaTorre Ted Wendell	Northern Cross, LLC	16-17%	Mostly large- and mid-sized companies	Blend

22 The Masters’ Select Funds Trust

Masters’ Select International Fund Stock Highlights

BRF - Brasil Foods S.A. – Bill Fries/Vinson Walden

We invested in BRF - Brasil Foods S.A. in early 2010 and profiled the company on these pages about one year ago. Since then the business has grown substantially, but the share price is broadly unchanged, for reasons discussed below.

Recall that Brasil Foods is one of the largest global food producers and is the result of the 2009 merger of Brazil’s two leading food companies, Perdigao and Sadia. The company processes meat in Brazil and sells its products worldwide. In its domestic market, Brasil Foods owns a nationwide refrigerated distribution system and enjoys a leading market position in pasta, pizza, and processed meat products. The company’s major brands, some of which have existed for decades, include Perdix, Sadia, Hilal, and Batavo.

The domestic business accounts for about 60% of revenues and includes operations in meat, dairy, and processed foods. Economic growth has enabled Brazilians to eat more proteins and seek the convenience of these products. Meanwhile, about 40% of the company’s revenue comes from the exporting of meat, particularly poultry, where it is one of the largest global players. The agricultural advantages of Brazil (related to climate, water supply, and soil conditions) have allowed Brasil Foods to gain market share over many years in the global poultry industry.

The share price of Brasil Foods appreciated steadily in 2010 and early 2011 as the company grew revenues and improved margins, resulting in profit growth that exceeded that of most global food companies. But in the second quarter of 2011 the shares declined markedly based on concerns that the Brazilian anti-trust authority may impose onerous operating restrictions or asset divestitures on the company. It appears that the regulator will act to limit the company’s pricing power in the domestic market; however, the company’s valuable position in the export market may not be materially affected. As of mid-2011 Brasil Foods is valued similarly to other global food companies while its recent operating performance has been superior.

Home Inns & Hotels Management, Inc. – James Gendelman

Home Inns & Hotels Management, Inc. (HMIN) (“Home Inns” or the “Company”) is China’s largest budget hotel chain. Founded in 2002, the Shanghai-headquartered company has a network of more than 800 Home Inns hotels spanning approximately 150 cities across China. We believe that Home Inns is poised to gain market share in China’s growing budget hotel industry due to the Company’s attractive real estate leases, scale, and flexible business model.

China’s budget hotel industry is in the early stages of development and is highly fragmented with opportunity for growth. Whereas the U.S. currently has more than 13,000 economy hotels and a population of approximately 309 million, China has just 5,000 economy hotels and a population of over 1.3 billion. With rising wealth levels and economic activity in China, we expect China’s hotel industry should grow as the average person begins to travel more for leisure and business. For example, Americans average more than 6 hotel room nights per year. In China, the average is 1.4 room nights per year. As China overtakes the U.S. as the largest budget hotel market in the world, we believe Home Inns can grow to more than 2,000 hotels in the intermediate-term and has potential to grow to more than 4,000 hotels.

During Home Inns’ early years of operations, the Company took advantage of excess vacant low-end commercial real estate in Beijing and Shanghai and locked in 15-20 year real estate leases at very attractive, low rental rates. Because rent typically comprises about 30% of the operating cost of a budget hotel, and as commercial real estate prices in China have increased, we think Home Inns’ lower rent rates offer a unique competitive advantage versus its peers.

Another competitive advantage for the Company is its scale. More than half of Home Inns’ customers come from its own loyalty program network. This network is comprised of repeat customers, giving the Company more predictable business with a returning customer base at lower costs than smaller hotel chains that are more heavily dependent on travel agents (who charge hefty commissions) and walk-in customer business. Home Inns can analyze their repeat customer visits and target new hotel openings in markets with the most demand. We believe that the Company may also have a competitive advantage over multi-national hotel chains like Holiday Inn and Ibis Hotels. Given the extremely low average cost per night stay (at approximately RMB 180 per room, roughly equivalent to U.S.$30), we believe this helps ensure a high barrier to entry from international competitors since such a low average night’s rate would make it very difficult for such hotel chains to make a profit.

Home Inns leases and operates approximately 55% of their hotels, while the remaining 45% are franchised and managed by third parties. The Company’s combination of leased/operated versus franchised hotels gives Home Inns a tremendous amount of flexibility in terms of capital needs as it grows its network. By retaining the option of relying on franchise partners’ investments of their own capital, we think that the Company can expand in a more capital-efficient manner.

We think the potential exists for Home Inns’ stock price to come under pressure when concerns over a potential economic slowdown in China and its impact on corporate and leisure travel emerge. As of this writing, however, our view is that the stock’s current valuations appear to be priced for much of these concerns.

We believe Home Inns’ revenues could potentially grow 30-35% annually over the next three years, with growth in the teens beyond the next three years, and 5-7% over the longer term. The Company has disclosed plans to add between 250-300 hotels in the near-term (+25%-30% unit growth). We believe operating profit may grow 35-40% over the next few years, 15-20% beyond the next three years, and 10-12% over the longer term, driven by operating leverage.

Publicis Groupe S.A. – David Herro

Publicis Groupe S.A. is widely recognized as one of the leading advertising and communications conglomerates in the world. Targeting agencies in the growth areas of digital and emerging-markets advertising, Publicis’ mostly value-accretive acquisition strategy and vast international foothold differentiate Publicis from its peers.

Fund Summary 23

Over the past decade, Publicis has engaged in a plethora of strategic acquisitions, solidifying its international presence and strengthening its exposure to rapidly growing advertising markets. In addition, Publicis underwent major structural changes starting in 2006, where their increased investment and quick mastery in digital advertising became the new standard for the industry. Aiding in Publicis’ digital success was a number of value-accretive acquisitions, each aimed at bolstering digital revenues and adding profitability to Publicis’ strong organic growth. Currently, Publicis maintains a market leadership position in digital advertising as it accounts for 28% of their 2010 revenues. Publicis targets 35% digital revenues in the midterm.

In addition to establishing themselves as the digital advertising and communications leader, Publicis has a strong foothold in emerging markets and media buying. We are impressed with management’s efficient capital allocation and their ability to recognize synergies and obtain profitability through acquisition. Furthermore, Publicis’ exposure to the Chinese advertising market provides a competitive advantage in one of the fastest growing economies worldwide. Publicis has also increased its position in Brazil and recently launched Publicis Ecuador, further penetrating the growing emerging advertising markets. These underpenetrated markets present unique growth and added profit opportunities for advertising agencies such as Publicis, as we believe Publicis’ global exposure and strategic business model will cater to a larger pool of clients around the world.

Publicis enjoyed an exceptional fiscal 2010. Adding $5.9 billion in net new business, Publicis secured its highest revenues and bottom line to date, and grew organically at a record pace of 8.3%. Additionally, Publicis posted operating margins of 15.8%, marking their seventh consecutive year of earning operating margins in the mid-teens. Publicis also managed to generate €646 million of free cash flow, up 23.3% from fiscal year 2009, as they returned nearly 36% of free cash flow back to shareholders in the form of dividends and buy-backs. Publicis has been able to achieve higher returns on capital than its cost of capital, indicating a consistent positive spread even during the financial downturn. Moreover, Publicis has maintained their stronghold in media buying, negotiating attractive deals due to their marketing prowess and relative purchasing power within the industry.

We believe Publicis is currently trading at a significant discount to intrinsic value. Backed by a very strong balance sheet, Publicis currently possesses positive cash flows and its net debt was reduced 35% from 2009 to 2010. Free cash flow yield for 2010 was low double digits and forward looking FCF yield promises solid growth opportunities.

Overall, we are confident that Publicis is an attractive investment due to its unique advertisement strategy, leadership position in digital advertising, diversification across industries, and exposure to global markets.

Michelin – Ted Tyson

Michelin is a global leader in the manufacturing of tires for automobiles, trucks, aircraft, and industrial vehicles. Michelin sells to both original equipment manufacturers such as Ford, Volkswagen, and BMW, as well as to consumers needing replacement tires. Global vehicle demand has rebounded to pre-crises levels and continues to see growth driven by emerging-market demand and a normalization of demand in developed countries from deeply depressed levels. In the face of steeply rising raw materials costs, Michelin has shown an impressive ability to expand margins driven by their strong brand and technological leadership, premium pricing power, and aggressive cost management.

Michelin has embarked on a new growth phase after restructuring the corporate governance in the first quarter of 2011 to allow for less Michelin family involvement and more direct involvement by the supervisory board. Michelin removed over $1 billion of costs by shuttering sub-scale capacity and shifting the volumes to more efficient plants, increasing productivity by 30%. We are anticipating an update to the efficiency plan later this year, and an additional 35% rise in productivity targeted. The next phase is to launch an investment program aimed at opening capacity in China, India and Brazil. Michelin intends to increase volumes 50% by 2020, almost exclusively in emerging markets. Conversations with competitors who have already shifted to low cost production regions lead us to believe this will be highly accretive to future profit margins.

Michelin’s primary market in Europe is introducing tire labeling regulations as of 2012 that will require manufacturers to display a rating of the tire’s wet traction, rolling resistance, and road noise to provide standardized information to the consumer. A low rolling-resistance tire can save the consumer up to 15% in fuel, but studies indicate little consumer knowledge of this advantage. As labeling comes in to force, it should benefit Michelin disproportionately since Michelin currently has the highest sales of “green” tires, at 55%, and independent studies by TUV in Germany and DEKRA in France have concluded that Michelin shows a 6-19% better performance than their nearest competitors. In recent meetings with auto manufacturers, we have come to the conclusion that improved tire technology plays a key role in their plans for CO2 reduction targets.

With volumes and pricing rising, a growing market share and shrinking cost base, Michelin provides an excellent bottom-up growth story. Consensus expectations continue to lag reality on sales growth and margins, and cross-reference checks with customers and competitors provide us a great deal of confidence in our growth assumptions. Valued at 8.3X 2012 consensus expected earnings, Michelin trades at a discount to their historic multiple of 10.8X and competitors valued on an average of 17.2X earnings.

Taylor Wimpey Plc – Amit Wadhwaney

Taylor Wimpey Plc (“Taylor Wimpey”) is one of the largest U.K.-listed home builders, with operations across England, the United States, Canada, Spain and Gibraltar. The bulk of its assets are located in the U.K. where it has over 63,000 entitled plots and a sizable unentitled strategic land bank. Having entered the downturn with a considerable amount of debt, its stock price declined from GBP 3.93 (in April 2007) to under GBP 0.10 (in November 2008) as a result of having had to write down its land inventory, which, in turn, elevated its debt ratios considerably. This stretched financial position restricted the company’s ability to replenish its land bank at more attractive prices, limiting the

24 The Masters’ Select Funds Trust

recovery of its profit margin. As a result, Taylor Wimpey spent the last year rebuilding its financial integrity. This process has entailed a refinancing of the majority of its debt at the end of 2010 and, more significantly, a sale of its non-U.K. businesses during the first half of 2011. Following the close of the latter transaction (expected later this year), the company will be able to pay down much of its debt. The significantly strengthened balance sheet, with the company in a near-net cash position, will enable Taylor Wimpey to begin rebuilding its inventory of land, which was depleted during its financially strained period. This, in turn, will better position the company to participate in the (eventual) recovery in the U.K. residential market. Despite the noted improvement of the company’s financial position, the common shares of Taylor Wimpey were acquired at a meaningful discount to the company’s book value, which, in turn, reflects an asset base which has been significantly written down and is apt to represent a conservative estimate of the value of Taylor Wimpey’s land inventory. In addition to the significant discount to book value, it is worth noting that the valuation at which shares were acquired ascribes limited value to the company’s home building operations, in addition to its off-balance sheet deferred tax asset.

Novo Nordisk A/S – Jean-Francois Ducrest

The Danish company, Novo Nordisk A/S, is one of the leading producers of insulin and diabetes- related products in the world. They are a global health care company with 88 years of innovation and leadership in diabetes care. In addition to the diabetes business, they also have products in the areas of human growth hormone, hormone replacement therapy and hemostasis (blood clotting) management. Novo has more than 31,000 employees in 74 countries, and markets its products in 179 countries.

Northern Cross has been an investor in this company for over 15 years and we continue to have a positive outlook as the increased incidence of diabetes worldwide grows, especially in the developing economies. Novo Nordisk fits the profile of what we look for in our companies on several areas. First is a high barrier to entry: Insulin is not easy to produce and generic competitors struggle with the high capital intensity of manufacturing insulin, relatively low margins, and difficulty competing with Novo’s low operational costs and widespread adoption of its FlexPen (used by 95% of fast-acting insulin users). Second is a concentrated market: Novo has a 51% share of the insulin market with the next- biggest competitors being Eli Lilly (23%) and Sanofi-Aventis (22%). Third is margin expansion: Diabetes is a growth market with sales projected to grow at 8–10% annually and operating profit growth of around 15%. And lastly, pricing power: Novo has the opportunity for price increases as users shift from human insulin to the modern insulins that the company produces.

Novo Nordisk is well positioned within the growing market for diabetes care. We continue to monitor their research and development pipeline as well as the threat of competitors from India and China, but we like what we see from this company. Valuations have increased for this stock; however, with our long-term outlook it still looks to be reasonable at the present time.

See page 77 for Industry Terms and Definitions

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.

Earnings growth for a fund holding does not guarantee a corresponding increase in the market value of the holding or the fund.

Fund Summary 25

Masters’ Select International Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2011 (Unaudited)

Shares		Value
COMMON STOCKS: 93.8%
Argentina: 1.4%
319,387	MercadoLibre, Inc.	$25,340,165

Australia: 1.5%
9,255,000	Telstra Corp. Ltd.	28,754,893

Austria: 2.0%
190,119	Andritz AG	19,605,675
357,421	Erste Group Bank AG	18,749,929
		38,355,604

Belgium: 1.0%
334,613	Anheuser-Busch InBev N.V.	19,432,017

Brazil: 5.8%
1,376,800	BR Malls Participacoes S.A.	15,757,304
2,189,400	BRF - Brasil Foods S.A.	37,200,077
2,606,600	Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	24,851,821
3,383,562	OGX Petroleo e Gas Participacoes S.A.*	31,652,082
		109,461,284
Canada: 5.4%
783,700	Imax Corp.*	25,415,391
853,400	Kinross Gold Corp.	13,479,162
862,073	Pacific Rubiales Energy Corp.	23,110,798
377,100	Potash Corp. of Saskatchewan, Inc.	21,490,929
1,688,486	Viterra, Inc.	18,351,396
		101,847,676
China: 2.3%
341,800	51job, Inc. - ADR*	19,185,234
652,347	Home Inns & Hotels Management, Inc. - ADR*	24,815,280
		44,000,514
Denmark: 1.1%
160,902	Novo Nordisk A/S	20,203,840

Finland: 1.1%
637,716	Sampo Oyj	20,621,465

France: 7.6%
225,670	BNP Paribas S.A.	17,431,320
296,600	Michelin	29,052,856
294,000	Neopost S.A.	25,295,836
216,872	Nexans S.A.	20,443,091
584,000	Publicis Groupe S.A.	32,650,201
110,734	Schneider Electric S.A.	18,528,623
		143,401,927
Germany: 5.2%
194,000	Bayer AG	15,620,506
275,957	Daimler AG	20,800,289
125,149	Linde AG	21,975,228
103,492	Muenchener Rueckversicherungs AG	15,823,606
393,000	SAP AG	23,805,546
		98,025,175
Greece: 0.7%
510,320	Titan Cement Co. S.A.	12,369,814

Hong Kong: 4.8%
1,107,000	Cheung Kong Holdings Ltd.	16,280,018
9,927,195	China Merchants Bank Co. Ltd.	24,161,570
15,257,000	China Unicom Hong Kong Ltd.	30,934,589
888,412	Hong Kong Exchanges and Cleaning Ltd.	18,715,049
		90,091,226
Ireland: 0.8%
1,150,000	Fly Leasing Ltd. - ADR	15,214,500

Israel: 1.5%
589,700	Teva Pharmaceutical Industries Ltd. - ADR	28,435,334

Italy: 0.7%
4,736,000	Intesa Sanpaolo SpA	12,613,981

Japan: 11.1%
8,838,000	Daiwa Securities Group, Inc.	38,868,174
128,300	FANUC CORP.	21,357,096
2,175,000	Ichiyoshi Securities Co. Ltd.	13,424,217
1,228,000	Mitsui Fudosan Co. Ltd.	21,134,580
648,500	Nabtesco Corp.	15,695,988
644,800	Rohm Co. Ltd.	36,880,751
1,384,700	Sega Sammy Holdings, Inc.	26,772,967
414,770	Yamada Denki Co. Ltd.	33,777,197
		207,910,970
Netherlands: 4.7%
854,979	ASML Holding N.V.	31,547,396
4,522,586	ING Groep N.V.	55,872,114
		87,419,510
Norway: 1.5%
490,300	Yara International ASA	27,814,779

Poland: 1.1%
10,106,252	Netia S.A.	21,236,522

South Korea: 1.9%
156,600	Hyundai Motor Co.	34,970,430

26 The Masters’ Select Funds Trust

Masters’ Select International Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2011 (Unaudited)

Shares		Value
Spain: 2.1%
1,980,000	Banco Santander S.A.	$22,880,812
171,149	Inditex S.A.	15,652,509
		38,533,321
Sweden: 1.0%
3,239,800	D. Carnegie AB #	0
520,020	LE Lundbergforetagen AB	19,123,819
		19,123,819
Switzerland: 11.5%
487,000	Adecco S.A.	31,201,053
541,600	Novartis AG	33,153,383
158,231	Pargesa Holding S.A.	14,646,291
113,040	Roche Holdings AG	18,897,997
45,401	Swatch Group AG (The)	22,890,057
580,400	Transocean Ltd.	37,470,624
3,111,000	UBS AG	56,688,958
		214,948,363
Taiwan: 1.5%
23,412,785	United Microelectronics Corp.	11,649,162
23,731,485	Yuanta Financial Holding Co. Ltd.	16,494,279
		28,143,441
United Kingdom: 13.3%
896,734	BG Group Plc	20,375,317
431,785	BHP Billiton Plc	16,943,515
470,529	British American Tobacco Plc	20,648,627
2,316,362	Carpetright Plc	24,230,951
1,257,700	Diageo Plc	25,727,093
499,900	Ensco Plc - ADR	26,644,670
282,000	Reckitt Benckiser Group Plc	15,588,087
4,878,399	Resolution Ltd.	23,046,600
1,574,600	Rolls-Royce Holdings Plc	16,319,913
22,524,995	Taylor Wimpey Plc*	13,679,386
2,107,897	Xstrata Plc	46,540,674
		249,744,833
United States: 1.2%
581,988	Sensata Technologies Holding N.V.*	21,911,848

TOTAL COMMON STOCKS
(cost $1,609,322,944)		1,759,927,251

Principal Amount		Value
SHORT-TERM INVESTMENTS: 7.3%
$137,135,000	FICC, 0.010%, 06/30/11, due 07/01/11 [collateral: par value $139,850,000, Federal Home Loan Bank, 4.250%, due 02/26/29; Freddie Mac, 5.000%, due 04/08/30; Federal Home Loan Bank, 5.250%, due 08/08/33; value $139,890,587] (proceeds $137,135,000)	$137,135,000

TOTAL SHORT-TERM INVESTMENTS
(cost $137,135,000)		137,135,000

TOTAL INVESTMENTS IN SECURITIES
(cost $1,746,457,944): 101.1%		1,897,062,251

Liabilities in Excess of Other Assets: (1.1%)		(20,675,990)

Net Assets: 100.0%		$1,876,386,261

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
*	Non-income producing security.
#	This security is valued in accordance with the Fund’s fair valuation policy.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments 27

Masters’ Select Value Fund Review

Masters’ Select Value had a very strong first half of 2011, gaining 11.3%. This compares to a 5.7% return for the Russell 3000 Value Index benchmark and 5.5% for the Lipper Large-Cap Value Funds Index.

As the table below shows, the fund’s trailing one- and three-year returns also exceed these benchmarks. Longer-term, the fund’s relative performance varies depending on the index comparison and time frame. Though the fund has beaten its average Lipper (and Morningstar) peer since its inception, our goal is to beat all the relevant benchmarks over full market cycles and to do so by a material margin. We believe Masters’ Select Value is comprised of an exceptionally strong group of stock pickers, giving us confidence we can achieve this goal.

Masters’ Select Value Fund
Performance as of June 30, 2011

		Average Annual Total Returns
	Year-to-	1-	3-	5-	10-	Since
	Date	Year	Year	Year	Year	Inception
Institutional Class	11.33%	30.09%	4.85%	0.95%	2.95%	4.75%
Russell 3000 Value Index	5.74%	29.13%	2.66%	1.23%	4.25%	4.90%
Lipper Large-Cap Value Funds Index	5.47%	28.36%	2.41%	1.73%	2.82%	2.58%
Morningstar Large Blend Category Average	5.41%	29.54%	2.56%	2.49%	2.23%	0.50%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com. The inception date is 6/30/2000. See page 3 for a detailed discussion of the risks and costs associated with investing in the Masters’ Select Value Fund.

Portfolio Commentary

Performance of managers: In the first half of 2011, all four of the fund’s sub-advisors outperformed the Russell 3000 Value Index. The individual sub-advisor returns (measured net of the management fee they charge to the fund) ranged from 6.8% to 20.8%.i

While we are happy to see such strong short-term performance, our primary focus is on the long-term. In that regard, each of the three sub-advisors who have been on the fund since its launch – Mason Hawkins, Bill Nygren and the team from Franklin Mutual — has outperformed the Russell 3000 Value benchmark since the fund’s inception June 30, 2000. The individual sub-advisor excess returns above the benchmark range from 146 basis points (1.46%) to 291 basis points (2.91%), annualized since inception. The fourth manager, Clyde McGregor, has performed extremely well, beating his benchmark by more than 630 basis points annualized during his 2¾ year tenure on the fund (he replaced a sub-advisor who had underperformed).

Sector and stock-picking impact: While we expect the fund’s performance to be primarily driven by each manager’s stock-picking skill, the sector exposures that result from this may provide some insight into the fund’s performance relative to its benchmark index. However, in the first six months of 2011, the overall impact of the fund’s sector exposure on its relative performance was negligible. The fund’s underweight to financials — the worst-performing sector in the Russell 3000 Value Index — was a modest positive. But that was offset to some degree by the fund’s overweight to technology — the second-weakest sector — and an underweight to energy, which was one of the strongest-performing market sectors.

Stock selection was the key driver of the fund’s outperformance compared to the Russell 3000 Value Index. Stock picking was particularly strong in the telecom services, technology and financial sectors. Stock-picking detracted modestly from performance within health care and materials. (See our discussion of leaders and laggards below.)

Leaders and laggards: The table on page 29 lists the biggest contributors to and detractors from performance for the first half of 2011. The top contributor by far was telecom services provider, Level 3 Communications, which gained 149%, partly driven by the announcement in April that it would acquire a competitor, Global Crossing. Level 3, a holding of sub-advisor Mason Hawkins, has been in the portfolio for several years and has appeared at various times on the fund’s top 10 and bottom 10 performers list (e.g., see our 12/30/2010 shareholder report, when it was a laggard). Hawkins believes the combination of Level 3 and Global Crossing provides numerous benefits, including reducing Level 3’s cost of debt, improving gross profit margins and reducing longer-term pricing pressures due to industry consolidation. The next two names on the list of top contributors – DirecTV and Dell – are held by Hawkins and Bill Nygren. DirecTV was the fund’s top contributor last year, while Dell was one of the fund’s biggest laggards in 2010. Despite the rebound this year, Hawkins estimates that Dell’s stock is trading at roughly half of the company’s intrinsic business value. Rounding out the top contributors were Chesapeake Energy (Hawkins), Omnicare (Clyde McGregor), H&R Block (Nygren), and Pfizer and Kraft (both owned by Langerman/Brugere-Trelat). All of these names remained in the portfolio as of June 30.

The two largest detractors to performance for the period were Cemex, the Mexico-based global cement producer (down 16.5%), and Bank of New York Mellon, the market leader in the global custody business with more than $25 trillion in assets under custody or administration (down 14.5%). Both names remained in the portfolio at the end of the period, as did the rest of the top 10 laggards, which included Martin Marietta Materials, Boston Scientific, Bank of America and Best Buy.

It is important to understand that the fact that a stock has lost (or made) money for Masters’ Select in a shorter period, such as six months or a year, tells us nothing about how successful the holding was or will ultimately become (as the recent examples of Level 3 and Dell demonstrate). The fund will typically hold stocks for significantly longer periods of time and the success of these holdings won’t be known until they are ultimately sold.

28 The Masters’ Select Funds Trust

Masters’ Select Value Fund Contribution by Holding
For the Six Months Ended June 30, 2011

Top Contributors
Security	Portfolio Contribution
Level 3 Communications, Inc.	3.95%
DIRECTV - Class A	1.10%
Dell, Inc.	1.06%
Chesapeake Energy Corp.	0.91%
Omnicare, Inc.	0.44%
H&R Block, Inc.	0.40%
Pfizer, Inc.	0.40%
Kraft Foods, Inc.	0.39%
AON Corp.	0.36%
ThyssenKrupp AG	0.32%

Bottom Contributors
Security	Portfolio Contribution
Cemex S.A.B. de C.V. - ADR	-0.47%
Bank of New York Mellon Corp.	-0.39%
Martin Marietta Materials, Inc.	-0.18%
Boston Scientific Corp.	-0.17%
Bank of America Corp.	-0.16%
Best Buy Co., Inc.	-0.10%
Fairfax Financial Holdings Ltd.	-0.07%
E. ON AG	-0.04%

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period.

Fund Summary 29

Portfolio mix: The portfolio sector exposures at the beginning and middle of the year are shown in the table below along with the sector weightings of the benchmark as of June 30, 2011. Often this fund’s sector weights vary widely from those of its benchmark, which reflects the managers’ bottom-up stock-selection process and a desire to find the best investment opportunities irrespective of their weighting in an index. Over the long run, we view this as a potentially distinct advantage, although it may lead to out-of-sync performance relative to the benchmark over shorter periods. Consistent with this approach, the fund’s sector exposure continues to be materially different than that of the Russell 3000 Value Index.

During the first half of 2011, the fund’s sector exposures changed very little. The biggest changes were a 2.1 percentage point decline in the health care exposure (11.4% of the fund as of 6/30/11) and a two percentage point increase in the weighting to materials stocks (5.9% of the fund). The fund’s largest sector overweight relative to the Russell 3000 Value remains consumer discretionary (15.1% vs. 9.3% for the index), followed by technology (14.4% vs. 8.9%) and consumer staples (10.3% vs. 6.8%). The fund remains significantly underweight to financials (17.4% vs. 27.3%), energy (5.3% vs. 11.8%) and industrials (4.1% vs. 9.9%).

The fund’s allocation to foreign-domiciled companies dropped very slightly to 27.5%. The fund’s mix between large-cap and mid-cap domestic stocks was steady at 41% and 24%, respectively (if we include the fund’s foreign holdings large-caps are 57% and mid-caps 35% of fund assets). The fund’s small-cap exposure (companies below $2.97 billion market cap) was minimal at 4% of fund assets. Cash stood at 4% at the end of June, little changed from the end of 2010.

By Sector

	Sector Allocation
			Russell 3000
	Fund as of	Fund as of	Value Index
	6/30/11	12/31/10	as of 6/30/11
Consumer Discretionary	15.1%	15.5%	9.3%
Consumer Staples	10.3%	11.3%	6.8%
Energy	5.3%	6.3%	11.8%
Finance	17.4%	18.5%	27.3%
Health Care & Pharmaceuticals	11.4%	13.5%	11.8%
Industrials	4.1%	3.3%	9.9%
Materials	5.9%	4.0%	3.1%
Technology	14.4%	13.2%	8.9%
Telecom	6.5%	6.2%	4.4%
Utilities	5.5%	4.9%	6.8%
Cash Equivalents & Other	4.1%	3.3%	0.0%
	100.0%	100.0%	100.0%

By Market Capitalization	By Domicile

Market Capitalization:	Totals may not add up to 100% due to rounding
Micro-Cap < $668 million
Small-Cap $668 million - $2.97 billion
Small/Mid-Cap $2.97 billion - $7.12 billion
Mid-Cap $7.12 billion - $18.3 billion
Large-Cap > $18.3 billion

Totals may not add up to 100% due to rounding

30 The Masters’ Select Funds Trust

Taxes: Masters’ Select Value has a sizable tax-loss carry-forward at 36% of net assets that will be used to offset future realized capital gains, probably for several years. We view this loss carry-forward as a significant benefit for taxable shareholders.”

In Closing

As noted in the shareholder letter at the beginning of this report, Masters’ Select Value’s performance has been quite strong with the current manager line-up, which has been in place now for just under three years (33 months). Since that time the fund has more than doubled the return of its primary benchmark with an absolute return advantage over the benchmark of 15.5 percentage points.

We’re encouraged by this recent performance but not complacent. The quality of our stock-picking team and their commitment to delivering their highest-conviction ideas to Masters’ Select gives us confidence about the fund’s potential as we look ahead. And while the macro environment suggests future challenges, each of our stock pickers is finding stocks for the fund’s portfolio that they believe are selling at sizable discounts to intrinsic value.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com. See page 3 for a detailed discussion of the risks and costs associated with investing in the Masters’ Select Value Fund.

i	The performance of each of the managers is measured against the Russell 3000 Value index.

ii
Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and it is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Fund nor any of its representatives may give legal or tax advice.

Fund Summary 31

Masters’ Select Value Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Mason Hawkins	Southeastern Asset Management, Inc.	30%	All sizes	Value
Clyde McGregor	Harris Associates L.P.	20%	Mostly large- and midsized companies	Value
Bill Nygren	Harris Associates L.P.	20%	Mostly large- and midsized companies	Value
Peter Langerman Philippe Brugere - Trelat	Franklin Mutual Advisers, LLC	30%	All sizes	Value

32 The Masters’ Select Funds Trust

Masters’ Select Value Fund Stock Highlights

Omnicare, Inc. – Clyde McGregor

Omnicare, Inc. is held in both the Equity Fund and Value Fund. Please refer to the discussion on pages 12-13.

TE Connectivity Ltd. – Bill Nygren

TE Connectivity Ltd. is the world’s largest connector company. Its products connect and protect the flow of data and power in nearly every industry. This is an attractive growth business as the ever-increasing electrical content and demand for data has led to 6% annual growth for the connector industry. The business also generates attractive margins and returns. TE has managed to leverage its global scale to produce mid-teens margins and nearly a 20% return on invested capital. Despite these attractive fundamentals, TE trades at 10x our forecasted free cash flow estimate for 2012. The reason for this low valuation is that investors appear to be lumping TE in with the more volatile technology sector. We believe that this is a mistake since most of TE’s products have lifecycles more similar to industrial products, where lifecycles are measured in years and the risk of product obsolescence is low. In fact, many of the 8,000 engineers work closely with the customers to develop product-specific, highly engineered solutions. We also believe that investors undervalue the 33% of the sales related to the automotive market. TE has around a 40% share of the global auto connector market and connector growth should outpace forecasted global auto production growth of 3% due to the increasing demand for fuel efficiency, safety, and upgraded electronics. The mission-critical nature of the auto connectors, along with the relatively low price point, has led to a consistent mid-teens operating margin.

Another reason we are so optimistic about this investment is that management is a very good steward of capital. The one significant acquisition the company completed had strategic merit and was completed at a valuation below where TE was trading in the market. Much of the remaining capital has been devoted to buying back undervalued stock. Historically, the combination of a growing, high-return business with a value-maximizing management team, and a stock purchased at such a low valuation has rewarded shareholders well. We expect the same with TE Connectivity.

ThyssenKrupp AG – Peter Langerman/Philippe Brugere - Trelat

ThyssenKrupp AG (“TK”) is a German-based industrial conglomerate that has two operating segments: materials and technology. The materials segment is one of the world’s largest non-integrated steel producers of high-specification steel. The technology segment consists of market-leading businesses in the construction and maintenance of elevators and escalators, specialty and large plant construction, large diameter bearings used in wind energy and undercarriages for tracked earth-moving machinery, among other things. The company has 180,000 employees, annual revenues of close to $65 billion and an equity market capitalization of nearly $25 billion.

TK has two elements that make it an interesting value story: first, it is a conglomerate trading at a sizeable discount to its sum-of-the-parts; and second, it is a restructuring story that has the potential to generate significant free cash flow upon the completion of asset sales and a 2011 capital project in the materials segment. Our interest in TK was stimulated by the hiring last year of a new CEO, Dr. Heinrich Hiesinger, formerly of Siemens, with a mandate to streamline the company by focusing on performance and profitability. In May 2011, the company announced a comprehensive restructuring plan, including the disposal of the stainless steel business, the sale of its auto supply businesses, and a review of strategic alternatives for several other auto related businesses. The restructuring plan impacts businesses with revenues and employees representing close to 20% of the worldwide totals for TK. The plan was well thought out and positively received by investors and employees alike and was consistent with our expectations.

Upon the completion of the capital projects (which involve steel facilities in Brazil and Alabama), the free cash flow swing at TK should be dramatic. The company should generate sufficient cash to fund a higher dividend as well debt pay-downs allowing it to meet its goal of becoming an investment grade credit. We believe that successful execution of the restructuring plan will help close the “conglomerate discount” as well as highlight the inherent values of the company, which should provide substantial investment gains for shareholders.

See page 77 for Industry Terms and Definitions

In keeping with Southeastern Asset Management’s disclosure policies, Mason Hawkins has not contributed commentary on his holdings in this report.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.

Earnings growth for a fund holding does not guarantee a corresponding increase in the market value of the holding or the fund.

Fund Summary 33

Masters’ Select Value Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2011 (Unaudited)

Shares		Value
COMMON STOCKS: 95.9%
Consumer Discretionary: 15.1%
37,500	Best Buy Co., Inc.	$1,177,875
65,000	Comcast Corp.	1,574,950
86,000	DIRECTV - Class A*	4,370,520
37,000	Discovery Communications, Inc.*	1,352,350
56,000	H&R Block, Inc.	898,240
62,300	HSN, Inc.*	2,050,916
82,000	Liberty Media Corp. - Interactive*	1,375,140
26,550	Mohawk Industries, Inc.*	1,592,734
37,000	Walt Disney Co. (The)	1,444,480
		15,837,205
Consumer Staples: 10.3%
103,910	CVS Caremark Corp.	3,904,938
81,169	Imperial Tobacco Group Plc	2,701,047
71,449	Kraft Foods, Inc.	2,517,148
86,400	Sara Lee Corp.	1,640,736
		10,763,869
Energy: 5.3%
50,000	Cenovus Energy, Inc.	1,883,000
123,000	Chesapeake Energy Corp.	3,651,870
		5,534,870
Financials: 17.4%
49,890	ACE Ltd.	3,283,760
49,000	AON Corp.	2,513,700
77,400	Bank of America Corp.	848,304
88,000	Bank of New York Mellon Corp.	2,254,560
25,000	Capital One Financial Corp.	1,291,750
130,000	Cheung Kong Holdings Ltd. - ADR	1,911,000
24,710	Deutsche Boerse AG	1,880,509
8,200	Fairfax Financial Holdings Ltd.	3,289,348
40,940	Morgan Stanley	942,030
		18,214,961
Health Care, Pharmaceuticals & Biotechnology: 11.4%
261,800	Boston Scientific Corp.*	1,809,038
44,000	Bristol Myers Squibb Co.	1,274,240
17,800	Laboratory Corp. of America Holdings*	1,722,862
86,320	Medtronic, Inc.	3,325,910
58,500	Omnicare, Inc.	1,865,565
95,110	Pfizer, Inc.	1,959,266
		11,956,881
Industrials: 4.1%
49,000	ACS Actividades de Construccion y Servicios S.A.	2,314,292
31,100	Snap-on, Inc.	1,943,128
		4,257,420
Materials: 5.9%
272,029	Cemex S.A.B. de C.V. - ADR	2,339,449
19,400	Martin Marietta Materials, Inc.	1,551,418
44,147	ThyssenKrupp AG	2,297,630
		6,188,497
Technology: 14.4%
90,200	Broadridge Financial Solutions, Inc.	2,171,114
75	Comdisco Holding Co., Inc.	467
330,000	Dell, Inc.*	5,501,100
38,500	eBay, Inc.*	1,242,395
66,000	Intel Corp.	1,462,560
40,000	TE Connectivity Ltd.	1,470,400
40,500	Texas Instruments, Inc.	1,329,615
21,700	Visa, Inc. - Class A	1,828,442
		15,006,093
Telecommunication Services: 6.5%
1,609,000	Level 3 Communications, Inc.*	3,925,960
1,099,350	Vodafone Group Plc	2,919,918
		6,845,878
Utilities: 5.5%
87,930	E. ON AG	2,501,106
75,380	Exelon Corp.	3,229,279
		5,730,385
TOTAL COMMON STOCKS
(cost $83,755,989)		100,336,059

TOTAL INVESTMENTS IN SECURITIES
(cost $83,755,989): 95.9%		100,336,059

Other Assets Less Liabilities: 4.1%		4,256,300

Net Assets: 100.0%		$104,592,359

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
*	Non-Income Producing Security

The accompanying notes are an integral part of these financial statements.

34 The Masters’ Select Funds Trust

Masters’ Select Smaller Companies Fund Review

In the first half of 2011 small-cap stocks gained 6.2% as measured by the Russell 2000 Index. The Masters’ Select Smaller Companies Fund strongly outperformed the benchmark during this six-month period, gaining 12.2%. Performance over the trailing one-, three-, and five-year periods is competitive with or ahead of the benchmark. Since-inception performance still lags the benchmark by 0.8 percentage points though the gap has been narrowing.

Masters’ Select Smaller Companies Fund
Performance as of June 30, 2011

		Average Annual Total Returns
	Year-to-	1-	3-	5-	Since
	Date	Year	Year	Year	Inception
Institutional Class	12.22%	41.65%	7.65%	4.10%	8.56%
Russell 2000 Index	6.21%	37.41%	7.77%	4.08%	9.34%
Lipper Small-Cap Core Funds Index	6.18%	36.31%	7.54%	4.74%	9.73%
Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com. The inception date is 6/30/2003. See page 3 for a detailed discussion of the risks and costs associated with investing in the Masters’ Select Smaller Companies Fund.

Portfolio Commentary

Factors that contributed to Masters’ Select Smaller Companies’ first-half performance are discussed in the following paragraphs along with an update of noteworthy developments relating to the portfolio composition.

Performance of managers: All five managers were ahead of their respective benchmarks during the first half of this year. Of the three sub-advisors who have been with the fund since its June 2003 inception, two managers have outperformed their benchmarks since that time, after accounting for their management fees. The third (underperforming) manager, until mid-2008, had a track record of success. Moreover, we have many years of positive experience with them on another Masters’ Select fund. The two newer sub-advisors both trail their benchmarks. Partly because of this we heightened the intensity of our monitoring some time ago with more contact with team members as we reassessed their investment process and execution. This included detailed discussion of holdings and assessments of decisions that led to the underperformance. We have come away with our confidence re-confirmed. Nevertheless, we will continue to maintain a stronger than normal focus on the work these two newer managers are doing for our fund.i

Sector and stock-picking impact: All of the Masters’ Select funds are driven by bottom-up stock selection, though the resulting sector exposure may provide some insight into the fund’s relative performance. However, this was not the case during the first six months of the year as sector exposure had only a small positive impact on performance relative to the Russell 2000 benchmark, with no single sector weighting contributing or detracting meaningfully from relative performance. Thus, stock picking was very strong during this period and was the primary performance driver. Holdings in the industrial and consumer-related areas were among the largest contributors to performance. Examples include Trinity Industries, which provides products and services to the industrial, energy, transportation, and construction sectors, as well as recent portfolio addition, Coinstar, a provider of retail solutions such as self-service DVD rentals and coin-counting. The financial sector, which had an average weighting that was half that of the benchmark, generated close to a double-digit return, while the benchmark’s financial stocks were essentially flat. A big winner in this sector was insurance company White Mountains, which is discussed in the Leaders and Laggards section below. Technology was the only sector where the fund’s stocks lagged the benchmark’s sector return. Detractors included Entropic Communications, a semiconductor company, and LogMein, an information-technology company that provides businesses with remote-connectivity solutions.

Leaders and laggards: The table on page 36 lists the biggest contributors to and detractors from performance for the year. As of June 30, eight of the top 10 contributors remain in the portfolio, while only two of the largest detractors remain in the portfolio. For the first half of 2011, all five of the sub-advisors contributed a holding that appeared on the list of top contributors, while all but First Pacific Advisors held names that were among the top detractors. Among the winners, Copper Rock’s position in Green Mountain Coffee Roasters was the best-performing stock in the six-month period with a gain of nearly 170%. Since Copper Rock portfolio manager Tucker Walsh added Green Mountain to the Masters’ portfolio in June of last year, the stock has gained 265%. Copper Rock eliminated the position at the end of June as it no longer offered attractive value. Another large contributor was White Mountains Insurance, owned by Jeff Bronchick of Cove Street Capital. The holding has been in the portfolio for nearly two and a half years, and Bronchick has owned the stock at different weightings as the price fluctuated over that time. At the end of June, White Mountains was the portfolio’s largest position at nearly 3.5% of assets, and the stock gained over 25% in the period. For more details on this holding, see the accompanying stock report on page 40. Another winner was Kronos Worldwide owned by Friess Associates. Kronos is an international producer of titanium dioxide products, the preferred white pigment used in paint, plastics, paper and other applications. As worldwide demand for titanium dioxide recovered, tight supply conditions developed and allowed Kronos to successfully pass along a series of price increases. Earlier this year, the company reported a six-fold increase in year-over-year earnings, exceeding consensus estimates. The stock was sold from the portfolio in May by portfolio manager Bill D’Alonzo, after generating a 40% gain since being added to the portfolio last November.

Fund Summary 35

Among the biggest performance detractors was MIPS Technologies, a designer of high-performance processors used in consumer devices and business equipment. During the second quarter, the company reported year-over-year earnings growth of over 50%, but the stock price fell on lower-than-expected sales. Lower sales were partly due to increasing competitive threats surrounding new design wins with smartphone chip customers. This led Friess Associates to sell the stock in the period to fund another idea with near-term earnings upside. Another detractor in the period was Power-One, a maker of solar equipment used to convert DC power generated by solar cells to AC current. The company’s earnings grew from $0.05 to $0.49 year-over-year in the first quarter, far exceeding expectations. However, reductions in renewable energy incentives and wintry weather in Europe slowed installations and created excess inventory, and the stock was sold in the first quarter in favor of a company with greater earnings visibility.

It is important to understand that the fact that a stock has made or lost money for Masters’ Select Smaller Companies in a given period tells us nothing about how successful the holding has been or will ultimately become. The fund will hold some stocks for significantly longer periods of time and the success of these holdings won’t be known until they are ultimately sold. So in that respect, while it is interesting to know how specific stocks performed during the period, this information may be of limited value in assessing the ultimate success of these stock holdings.

Masters’ Select Smaller Companies Fund Contribution by Holding
For the Six Months Ended June 30, 2011

Top Contributors
Portfolio
Security	Contribution
Green Mountain Coffee Roasters, Inc.	1.59%
Zoll Medical Corp.	1.09%
White Mountains Insurance Group Ltd.	0.83%
Robbins & Myers, Inc.	0.70%
Rosetta Resources, Inc.	0.69%
Trinity Industries, Inc.	0.67%
Kronos Worldwide, Inc.	0.59%
Coinstar, Inc.	0.55%
Magma Design Automation, Inc.	0.55%
Helmerich & Payne, Inc.	0.47%

Bottom Contributors
Portfolio
Security	Contribution
Spartech Corp.	-0.47%
Entropic Communications, Inc.	-0.43%
MIPS Technologies, Inc.	-0.37%
Longtop Financial Technologies Ltd.	-0.23%
Kelly Services, Inc.	-0.18%
United Rentals, Inc.	-0.18%
ANN, Inc.	-0.17%
Power-One, Inc.	-0.17%
LogMeln, Inc.	-0.15%
Alpha Natural Resources, Inc.	-0.15%

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period.

36 The Masters’ Select Funds Trust

Portfolio mix: The Masters’ Select Smaller Companies portfolio looks quite different than its benchmark. As was the case at the beginning of the year, the fund remains overweight in the energy, consumer discretionary, and technology sectors. The degree of overweights did shift during the six-month period, with the energy and technology overweights declining from an average of approximately 6.5 percentage points down to approximately 4.5 percentage points, while the consumer discretionary overweight increased from almost three percentage points to nearly nine percentage points. New consumer discretionary holdings added in the period include mattress maker Tempur-Pedic (see the accompanying stock discussion on page 40), athletic apparel maker Under Armour, and beauty-related retailer Ulta Salon Cosmetics & Fragrance, These overweighted sectors were offset by a significant underweight to the financial sector, which at 11% of assets was still 10 percentage points less than the benchmark. Other underweighted sectors included industrials, health care, materials, and utilities, with exposure that ranged from one to just over four percentage points less than the benchmark’s weightings. Cash as a percentage of assets increased slightly during the first half of the year from just over 5% to approximately 7.5% of assets.

The fund’s weighted average market capitalization remained unchanged during the six-month period at $3.3 billion, though there was a modest increase in the median market cap from $1.9 billion to $2.3 billion. The major shift among the fund’s market-capitalization segments was a substantial increase to small-caps with a corresponding decrease to mid-cap stocks. This is mostly due to the Russell index reconstitution that occurred in May.

By Sector

	Sector Allocation
			Russell 2000
	Fund as of	Fund as of	Index as of
	6/30/11	12/31/10	6/30/11
Consumer Discretionary	22.1%	16.6%	13.3%
Consumer Staples	2.0%	3.4%	3.3%
Energy	11.6%	12.1%	7.1%
Finance	10.7%	12.5%	20.6%
Health Care & Pharmaceuticals	8.1%	7.1%	12.5%
Industrials	13.7%	12.1%	15.4%
Materials	1.4%	4.5%	4.9%
Technology	22.8%	26.0%	18.5%
Telecom	0.0%	0.6%	1.1%
Utilities	0.0%	0.0%	3.2%
Cash Equivalents & Other	7.6%	5.2%	0.0%
	100.0%	100.0%	100.0%

By Market Capitalization	By Domicile

Market Capitalization:
Micro-Cap < $668 million
Small-Cap $668 million - $2.97 billion
Small/Mid-Cap $2.97 billion - $7.12 billion
Mid-Cap $7.12 billion - $18.3 billion
Large-Cap > $18.3 billion

Totals may not add up to 100% due to rounding.

Fund Summary 37

Taxes: Masters’ Select Smaller Companies has a sizable tax-loss carry-forward. This makes it is extremely unlikely that the fund will distribute any capital gains in 2011 and possibly for several years beyond.ii

Sub-Advisor Development

Effective July 1, 2011, Jeff Bronchick left Reed Connor & Birdwell and founded Cove Street Capital. We have made a thorough assessment of the impact of this change on Bronchick’s resources and ability to continue to run his sleeve of Masters’ Select Smaller Companies. This included long discussions with Bronchick, interviews with the two analysts Bronchick hired to join him at Cove Street, as well as with two analysts who remained at RCB. We concluded that we should retain Bronchick and his new firm Cove Street Capital as a sub-advisor on the fund. Effective July 1, Cove Street Capital is now a sub-advisor to the fund replacing Bronchick’s prior firm, Reed Conner & Birdwell.

In Closing

We’re happy to see Masters’ Select Smaller Companies’ strong post-2008 performance has continued. Since that time the fund has realized a cumulative return of 106.6% compared to 71.3% for the Russell 2000 Index. From a long-term standpoint versus its benchmark the fund is still recovering from two very bad years, one in 2008 and one in 2006.

But while we are encouraged by this recent performance we are certainly not complacent. And the recent strong performance reminds us that negative headlines don’t necessarily translate to negative stock returns. It’s reasonable for investors to be concerned about the big-picture risks in the headlines. However, at the same time, as long-term investors, we are highly confident in the quality of our sub-advisors and the effort they put into their Masters’ Select portfolios, and we are encouraged by what they are reporting to us with respect to the value and opportunity in their portfolio holdings. (It is worth pointing out though, that one of our sub-advisors, FPA, is quite concerned about macro risks and a lack of undervalued smaller-cap investment opportunities and holds over 20% of their Masters’ portfolio in cash equivalents.) At Litman/Gregory we continue to do our part in carefully monitoring the work the sub-advisors do for the fund, and demanding the highest level of effort and skilled execution of their investment process.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com. See page 3 for a detailed discussion of the risks and costs associated with investing in The Masters’ Select Smaller Companies Fund.

i
The managers and their respective benchmarks are: Jeff Bronchick: Russell 2000 Value Index; Bill D’Alonzo: Russell 2000 Growth Index; Dennis Bryan and Rikard Ekstrand: Russell 2000 Value Index Tucker Walsh: Russell 2000 Growth Index; Dick Weiss: Russell 2000 Index.

ii
Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and it is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Fund nor any of its representatives may give legal or tax advice.

38 The Masters’ Select Funds Trust

Masters’ Select Smaller Companies Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Bill D'Alonzo and Team	Friess Associates, LLC	20%	Small- and mid-sized companies	Growth
Jeff Bronchick	Cove Street Capital, LLC	20%	Small- and mid-sized companies	Value
Tucker Walsh	Copper Rock Capital Partners, LLC	20%	Small- and mid-sized companies	Growth
Dennis Bryan Rikard Ekstrand	First Pacific Advisors, LLC	20%	Small- and mid-sized companies	Value
Richard Weiss	Wells Capital Management, Inc.	20%	Small- and mid-sized companies	Blend

Fund Summary 39

Masters' Select Smaller Companies Fund Stock Highlights

Tempur-Pedic International, Inc. – Bill D’ Alonzo

As a recession and collapsing home values crippled the home-furnishings industry in late 2008, mattress maker Tempur-Pedic refreshed its product line. Launched the following year, the company’s Cloud line of mattresses is proving to be an effective and enduring tool for capturing market share.

NYSE-listed Tempur-Pedic International, Inc. (TPX) is the category leader in specialty mattresses, the fastest-growing segment of an estimated $13 billion global mattress market. The company’s mattresses, pillows, and other sleep products incorporate a proprietary viscoelastic foam-like material based on a substance first developed by NASA. Products are sold in over 70 countries through a network of retail partners, health care providers and direct-to-consumer methods. Revenue grew 30 percent in the 12 months through March to $1.2 billion.

March-quarter earnings grew 55 percent on 28 percent revenue growth. The company’s Cloud series, now its best-selling line, has continued to exceed expectations as distribution widens in the U.S., where sales increased 37 percent during the March quarter. International sales are expected to accelerate following the March introduction of the Cloud series in Europe.

Increased advertising efforts drawing attention to the health benefits of the company’s products have been well received, with higher marketing costs offset by improvements in manufacturing and distribution efficiencies. Gross profit margins increased by more than 3 percentage points to 52 percent during the quarter.

The Friess Associates team spoke with Chief Financial Officer Dale Williams regarding the competitive environment for specialty sleep products. Cheaper versions of foam mattresses haven’t impacted demand, evidenced by the company’s ability to recently raise prices for its best-selling Cloud Supreme mattress by 12 percent. Tempur-Pedic’s newest collection of mid-priced mattresses also carries higher price points.

The Friess Associates team bought Tempur-Pedic at 11 times current 2011 earnings estimates. The consensus forecast calls for 35 percent earnings growth this year.

White Mountains Insurance Group Ltd. – Jeff Bronchick

White Mountains Insurance Group Ltd. is a long-term holding that was up almost 18% in the quarter and 28% in the 2011 calendar year. I have owned White Mountains in different-sized positions for more than 10 years, weighting the position heavily in periods of excessively cheap valuation and lightened up in periods of fair valuation. Two generations of management have generated excellent long-term returns through tactical investment in distressed financial assets, although intermediate results have been tarred by the 2008 experience. WTM was made our largest position at the March 2009 market lows and it has retained that spot since. At that time, I estimated a realistic book value for WTM of $350 per share when it sold for $180 in the market. It entered the second quarter of 2011 with a book value of $447 and a stock price of $370 per share. What I “knew” was that the value of its Esurance division was worth multiples of bookvalue. I also knew that WTM management is in it for the shareholders and would be happy to entertain fair offers for the division. What I didn’t know was when this value would be recognized or realized. In the second quarter, WTM announced the sale of Esurance to Allstate for almost 3 times bookvalue, which put WTM’s stock up 18%. I continue to hold WTM as a sizable position as its stock still sells at a 20% discount to book value and the company is a trove of cash and capital looking for the next opportunity.

Air Methods Corp. – Tucker Walsh

Air Methods Corp. (AIRM) is a leader in helicopter medical transportation services. The industry is approximately $3B in size and growing volumes low-to-mid single-digit with price increases augmenting revenue growth by approximately 10-20%. 55% of air medical transports relate to inter-facility transfers and 45% are generated from 911 calls. Air Methods has approximately 20% market share, similar in size to Air Medical Group Holdings, LLC which Bain Capital purchased in 2010. The remainder is in the hands of small local firms or acute care hospitals which are likely to continue outsourcing. Air Methods operates two divisions: a hospital-based division and a community-based division, with a similar number of bases under each type. In the hospital division, the hospital pays Air Methods a fixed fee under a five-year contract whereby all of AIRM’s costs are fixed except for repair and maintenance. In the community-based division, Air Methods manages all staffing and billing. Margins in this division are approximately twice as profitable relative to the hospital division. The short-term risk is that Air Methods only gets paid when there is an actual transport, which can be difficult to predict as weather is a major factor in whether or not the helicopters are able to fly. On average, it charges $19,000 per transport, and have been raising prices approximately 15-20% per year. In the industry, prices can range up to $70,000+ per transport, with little to no pushback as demand is highly inelastic.

Given the high fixed-cost nature of the business, incremental operating margins are very high. Beyond that, AIRM has been engaged in a multi-year strategy to maximize margins. Starting early in 2010, the company initiated a number of initiatives: 1) re-pricing of older hospital based contracts; 2) shift hospital contracts to community-based contracts; 3) rejuvenate their fleet with a movement from twin to single engines; and 4) buy-in leases on helicopters. The company is targeting a minimum of eight conversions per year, each of which could be accretive to earnings, as hospitals continue to exit this business. The current plan is also to deliver savings through a programmed conversion of twin engine helicopter fleets to single engine fleets. The opportunity from these initiatives is several hundred basis points of margin opportunity over the next two to three years.

40 The Masters’ Select Funds Trust

In June 2011, Air Methods announced the acquisition of Omni Flight. Copper Rock believes this is a highly accretive deal that will add to incremental earnings in the next 12 to 24 months. Because these businesses have such high fixed costs, the opportunity in consolidating bases is very significant. Additionally, Air Methods has more favorable terms on insurance, collections, and financing than Omni Flight. The company has given positive guidance considering these synergies but our estimates are more aggressive.

From a valuation perspective, Air Methods remains undervalued on a number of different methods. In our analysis, the stock trades at less than 6x our 2012 EBITDA estimate versus a historical average of 7-8x. Additionally, Bain purchased the largest competitor, Air Medical, in 2010 for 9.5x EV/EBITDA, and similarly, two companies in the land ambulance business have also been purchased by private equity firms for a similar multiple. While upwards earnings revision should drive the stock higher, there is the possibility of margin expansion to provide further upside.

Rosetta Resources, Inc. – Rikard Ekstrand

The energy sector continues to be our largest sector. We have investments in both the oil service sectors and the oil and gas exploration sectors. One of our first investments in the oil and gas exploration sector was Rosetta Resources, Inc. It is a company that has transitioned from being a natural gas-focused exploration company to a more balanced explorer of oil, liquids, and natural gas.

The company has performed well since our original investment, in no small part due to CEO Randy Limbacher and his team. Randy built Burlington Resources until it was acquired by Conoco Phillips, after which he ran most of Conoco Phillips’ exploration and production assets. He left Conoco to join Rosetta. He and his team were instrumental in identifying, acquiring, and exploring one of Rosetta’s existing crown jewels, the Gates Ranch in the Eagle Ford Shale in south Texas. Its 26,500 acres contains more than 12 tcfi of oil, liquids and natural gas and it has been delineated. Eagle Ford production has gone from 7mcfe/day to 90mcfe/dayii in one year, and is now 60% of the company’s total production. More importantly, the economics of these wells are extraordinary. The company estimates that each well on average will recover 7.2 bcfiii of resource of oil, liquids, and natural gas. This translates to a per-well PV-10 (before tax present value using a 10% discount rate) of over $13 million, using commodity prices around $80/barrel for oil and $5/mcfe for natural gas. The type curves of existing wells support these estimates with most of them, using the current development standard of 15 frac stages and 5000 feet lateral length, producing well in excess of a 7.2 bcf type curve.

Using the current development pace, well spacing, and type curve in the Gates Ranch area alone, Rosetta will have continued development through 2016, while recovering less than 20% of the resource in place. The company is already testing down spacing to 50 acres instead of the existing 100 acres spacing. Should this turn out to be economical, then Rosetta could have another 250 wells to drill in this highly economic area.

Rosetta has another 23,500 net acres in liquids-rich areas in the Eagle Ford that it will continue to assess. Several areas show promise based on wells already drilled by Rosetta and by surrounding competitors. In addition, the company has 300,000 net acres in the Southern Alberta Basin. It has drilled 11 delineation wells across the entire acreage. It is planning 3 horizontal wells to assess the commerciality of this play. Should it be commercial and the economics favorable, the Southern Alberta Basin could be highly additive to Rosetta’s intrinsic value.

The balance sheet has improved significantly with debt coming down from $350 million to $250 million. With cash of $80 million and an undrawn revolver of $300 million, Rosetta has the balance sheet to develop the highly profitable Gates Ranch area and use the cash flows from this to support the development of other promising areas. The stock price has moved up substantially since we initially got involved with Rosetta, but the economics of the Gates Ranch area, the potential in other areas in the Eagle Ford and the Southern Alberta Basin, leave room for further upside in the share price.

Booz Allen Hamilton Holding Corp. – Dick Weiss

Booz Allen Hamilton Holding Corp. (BAH) is one of the world’s premier consulting firms. Having just emerged from ownership under private equity, the company is poised to leverage its brand, scale and large client list to sustain its above average growth. In this regard, it should be noted BAH has grown at an 18% yearly rate for the past 15 years. Virtually all of the growth has been organic as well.

In 2008, Booz was split into two units: a government consulting business and a commercial consulting business. Carlyle, the private equity group, bought the government side for $2.54B upon the separation. The commercial side remained a private management owned entity. In 2011, Carlyle took the company public again with an enterprise value around $3B or 18% higher than the value in 2008. Currently, Carlyle owns 69% and management owns 19% of the company.

BAH’s competitive advantage appears to rest with its strong team-based culture whereby everyone is tied to the overall performance of the firm. There is a single bonus pool which, the company argues, prevents the development of silos and encourages the full application of BAH expertise to every assignment. The partners are largely compensated on EBITDA while the staff is compensated on revenue.

Fund Summary 41

Going forward, BAH should continue to gain share in the highly fragmented government consulting space. A major source of the share gains is due to the broad nature of its expertise, which includes not only the normal IT services, but also management, strategic and operational consulting. Thus, BAH has a much larger total available market than most of its competitors.

There is opportunity in the stock because the stock market is concerned that the needed slowing in government spending will have a negative impact on BAH’s growth rate. This is likely to be true and revenue growth is not expected to exceed 8-10% per year. While revenue growth will be below historical levels, earnings growth should be quite strong as interest costs fall and the mix shifts toward higher-margin segments. Revenue should continue to benefit from share gains and two additional factors. The first is that BAH will be allowed back into the large commercial marketplace starting in August 2011. The other revolves around cyber security, an area of recognized BAH expertise. Cyber security will be critical in driving commercial sales and has the potential to be a rapidly expanding market for years to come.

Concern over slowing government spending has provided an opportunity to purchase a well-run market leader at reasonable prices. Moreover, the downside seems manageable with the stock under 11x 3/13 EPS estimates or less than 7x EBITDA. With very high FCF, the company is poised to pay down nearly $1.80 per share in debt for each of the next two years. This amount is roughly equal to 10% of the stock price, which should benefit from transferring part of the firms’ enterprise value to the equity holders from the debt holders. Thus, we find the stock appealing at current levels.

i	tcf = trillion cubic feet
ii	mcfe = 1,000 cubic feet equivalent
iii	bcf = billion cubic feet

See page 77 for Industry Terms and Definitions

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.

Earnings growth for a find holding does not guarantee a corresponding increase in the market value of the holding or the fund.

42 The Masters’ Select Funds Trust

Masters’ Select Smaller Companies Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2011 (Unaudited)

Shares		Value
COMMON STOCKS: 92.4%
Consumer Discretionary: 22.1%
36,000	ANN, Inc.*	$939,600
30,000	Coinstar, Inc.*	1,636,200
280,000	dELiA*s, Inc.*	439,600
23,000	DSW, Inc. - Class A*	1,164,030
41,000	Foot Locker, Inc.	974,160
29,000	Hibbett Sports, Inc.*	1,180,590
40,000	HSN, Inc.*	1,316,800
31,800	Jarden Corp.	1,097,418
18,500	Kohl’s Corp.	925,185
80,000	Liberty Media Corp. - Interactive*	1,341,600
22,453	Shutterfly, Inc.*	1,289,251
18,600	Signet Jewelers Ltd.*	870,666
18,100	Tempur-Pedic International, Inc.*	1,227,542
15,700	Time Warner Cable, Inc.	1,225,228
10,837	Ulta Salon Cosmetics & Fragrance, Inc.*	699,854
10,167	Under Armour, Inc. - Class A*	786,011
316,600	Wendy’s/Arby’s Group, Inc.	1,605,162
		18,718,897
Consumer Staples: 2.0%
166,800	Central Garden and Pet Co.*	1,693,020

Energy: 11.6%
12,400	Alpha Natural Resources, Inc.*	563,456
28,600	Atwood Oceanics, Inc.*	1,262,118
12,179	Baker Hughes, Inc.	883,708
16,200	Helmerich & Payne, Inc.	1,071,144
52,500	Northern Oil and Gas, Inc.*	1,162,875
14,923	OYO Geospace Corp.*	1,492,300
25,000	Patterson-UTI Energy, Inc.	790,250
21,654	Rosetta Resources, Inc.* (a)	1,116,047
38,800	Rowan Companies, Inc.*	1,505,828
		9,847,726
Financials: 10.7%
193,500	Chimera Investment Corp.	669,510
137,000	CNO Financial Group, Inc.*	1,083,670
55,000	Federated Investors, Inc.	1,311,200
40,000	Hilltop Holdings, Inc.*	353,600
12,632	Portfolio Recovery Associates, Inc.*	1,071,067
120,000	Symetra Financial Corp.	1,611,600
7,000	White Mountains Insurance Group Ltd.	2,941,120
		9,041,767
Health Care:8.1%
14,244	Air Methods Corp.*	1,064,597
15,211	Cooper Cos, Inc.	1,205,319
35,000	Healthsouth Corp.*	918,750
35,500	Masimo Corp.*	1,053,640
22,500	Parexel International Corp.*	530,100
37,786	Zoll Medical Corp.*	2,140,955
		6,913,361
Industrials: 13.7%
14,300	Alaska Air Group, Inc.*	978,978
30,911	Robbins & Myers, Inc.	1,633,646
50,000	Steelcase, Inc.	569,500
57,500	SYKES Enterprises, Inc.*	1,237,975
270,000	Taser International, Inc.*	1,228,500
45,100	Titan International, Inc.	1,094,126
50,600	Trinity Industries, Inc.	1,764,928
26,000	United Continental Holdings, Inc.*	588,380
29,617	WESCO International, Inc.*	1,601,984
25,200	Woodward, Inc.	878,472
		11,576,489
Information Technology: 22.8%
15,177	Acme Packet, Inc.*	1,064,363
24,500	Akamai Technologies, Inc.*	771,015
32,700	Arrow Electronics, Inc.*	1,357,050
41,400	Avnet, Inc.*	1,319,832
59,000	Booz Allen Hamilton Holding Corp.*	1,127,490
182,000	Brocade Communications Systems, Inc.*	1,175,720
22,000	Cavium, Inc.*	958,980
282,500	Global Cash Access Holdings, Inc.*	898,350
900	InterDigital, Inc.	36,765
179,000	Magma Design Automation, Inc.*	1,430,210
55,500	Molex, Inc.	1,192,140
41,900	Omnivision Technologies, Inc.*	1,458,539
10,935	OpenTable, Inc.*	908,917
29,054	Synchronoss Technologies, Inc.*	921,884
31,000	Ultratech, Inc.*	941,780
40,120	Vocus, Inc.*	1,228,073
38,700	Western Digital Corp.*	1,407,906
21,400	Wright Express Corp.*	1,114,298
		19,313,312
Materials: 1.4%
19,300	Haynes International, Inc.	1,195,249

TOTAL COMMON STOCKS
(cost $60,751,765)		78,299,821

TOTAL INVESTMENTS IN SECURITIES
(cost $60,751,765): 92.4%		78,299,821

Other Assets Less Liabilities: 7.6%		6,429,740

Net Assets: 100.0%		$84,729,561

Percentages are stated as a percent of net assets.

*	Non-Income Producing Security
(a)	Restricted Security

The accompanying notes are an integral part of these financial statements.

Schedule of Investments 43

Masters’ Select Focused Opportunities Fund Review

The Focused Opportunities Fund had a solid first half of 2011, returning 7.9% compared to 6.0% for the S&P 500. The fund has now out-returned the S&P 500 over the past 12 months. The fund also beat the S&P in all but one of the full calendar years since its inception five years ago. However, because of a very poor 2008 the fund trails its S&P 500 benchmark since its inception by 0.7 percentage points. We consider the fund’s record over its full life to be the most important performance metric, and we are not happy that it trails its benchmark. However, we are encouraged by its more recent performance trend, with Focused Opportunities having a sizable performance advantage over the S&P 500 over the past 30 months with a cumulative return of 85.4% compared to 54.3% for the benchmark. We continue to expect this fund to be potentially more volatile than the other Masters’ Select funds because it has fewer managers and each runs an ultra-concentrated portfolio.

Masters’ Select Focused Opportunities Fund Performance as of June 30, 2011

		Average Annual Total Returns
	Year-to-	1-	3-	5-	Since
	Date	Year	Year	Year	Inception
Institutional Class	7.86%	31.48%	3.41%	2.20%	2.20%
S&P 500 Index	6.02%	30.69%	3.33%	2.94%	2.94%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com. The inception date is 6/30/2006. See page 3 for a detailed discussion of the risks and costs associated with investing in the Masters’ Select Focused Opportunities Fund.

Portfolio Commentary:

Performance of managers: Two of the fund’s three investment managers are substantially ahead of their respective benchmarks year-to-date. Over the longer term, one manager has beaten his benchmark over all relevant time periods while the other two managers lag their benchmarks since inception and for one- and three-year time periods. Our expectation when we hire managers for any Masters’ Select fund, is that they will outperform a relevant benchmark over longer time periods, so this performance history from two of our managers is disappointing. Both are managers we have had many years of positive experience with, including managing portions of other Masters’ Select funds; nevertheless, we have spent considerable time with them over the past couple of years reassessing our views. Having done that, we continue to have confidence in their investment processes and their execution.i

Sector and stock-picking impact: Sector allocations in this fund are very much a result of the individual stocks selected by the three managers and do not typically reflect a desire by any of the managers to over or under weight a particular sector or industry. In fact, because of the highly concentrated nature of the fund’s portfolio, sometimes one or two stocks account for all the exposure to a sector. For these reasons we focus on the performance of the stocks rather than the impact of the sector allocations. However, we do consider the effects of both stock selection and sector weightings as we evaluate the performance of the fund, and for the first half of 2011 we find that stock selection was the key driver to performance. Though the fund was significantly over weighted to the negatively performing financials sector, several of the financial stocks held by the fund, including American Express and Loews Corporation, were positive contributors to performance in both absolute and relative terms. The fund had a weighting similar to the benchmark in the health care sector, but its specific holdings in Pfizer and Intuitive Surgical significantly outperformed the S&P’s health care sector. The fund’s stocks also materially outperformed in the industrial and materials sectors. The energy sector was noteworthy on the underperformance side. The fund was overweight to the sector, but poorly performing stocks in the fund’s portfolio yielded a net negative performance contribution from this sector in both absolute terms and relative to the benchmark.

Leaders and laggards: The table on page 45 illustrates the largest contributors and detractors from performance for the six months ended June 30, 2011. Intuitive Surgical (ISRG), the maker of the industry-leading DaVinci robot surgical system, regains its spot atop the list of leading contributors after lagging in 2010. ISRG was first purchased for the fund by the team at Sands Capital in January 2009 and finished the year as the top contributor to the fund’s return. Since the original purchase, the company’s stock price has risen almost four-fold, and while Sands has taken profits at various points along the way, their decision to continue holding the stock despite its tumbling stock price in late 2010 has paid off handsomely this year and nicely illustrates both their long-term orientation and their depth of knowledge regarding the companies they own.

A handful of relative newcomers to the portfolio also appear on the leaders list, including Iron Mountain (IRM), purchased in February 2011 by the Chris Davis/Ken Feinberg team. Iron Mountain is an information management services company that helps its clients with reducing the costs, risks and inefficiencies of managing physical data. After being disappointed with company leadership, Davis and Feinberg (along with another investor) effected a management change that led to positive changes and results, and the stock price appreciated sharply. They still find the value in the company’s stock compelling. See the accompanying stock story on page 12 for additional details. Another recent addition to the portfolio and top contributor is ThyssenKrupp, which was bought in April 2011 by Peter Langerman and Philippe Brugere-Trelat at Franklin Mutual. ThyssenKrupp, a German based industrial conglomerate, announced a comprehensive restructuring plan that was well-received by investors as evidenced by a nice upward movement in the stock price. Peter Langerman discusses their longer-term investment thesis for ThyssenKrupp on page 33 of this report.

Bank of New York Mellon (BK) heads the list of laggards as of June 30. BK is a market leader in custody of institutional financial assets and securities lending, and it is primarily the victim of low short-term interest rates squeezing the margins on its money market and securities lending units. Canadian Natural Resources (CNQ) has also slumped this year as a result of a fire at one of its production sites that has hampered its operations and depressed earnings in the short run but this not expected to permanently impair the value of the company.

44 The Masters’ Select Funds Trust

It is important to understand that the fact that a stock has made or lost money for Masters’ Select in a short-term period, such as six months or a year, may tell us nothing about how successful the holding was or will ultimately become. The fund will typically hold stocks for significantly longer periods of time and the success of these holdings won’t be known until they are ultimately sold.

Masters’ Select Focused Opportunities Fund Contribution by Holding
For the Six Months Ended June 30, 2011

Top Contributors
Security	Portfolio Contribution
Intuitive Surgical, Inc.	1.90%
Pfizer, Inc.	1.13%
Iron Mountain, Inc.	1.13%
American Express Co.	1.00%
ThyssenKrupp AG	0.87%
QUALCOMM, Inc.	0.76%
Visa, Inc. - Class A	0.75%
Amazon.com, Inc.	0.70%
Kraft Foods, Inc.	0.59%
Loews Corp.	0.55%

Bottom Contributors
Security	Portfolio Contribution
Bank of New York Mellon Corp.	-0.78%
Canadian Natural Resources Ltd.	-0.41%
Wells Fargo & Co.	-0.21%
E.ON AG	-0.12%
Procter & Gamble Co.	-0.12%
Johnson & Johnson	-0.06%
BM&F Bovespa S.A.	-0.05%

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period.

Fund Summary 45

Portfolio mix: It should come as no surprise that the fund’s sector allocation varies significantly from that of its S&P 500 Index benchmark given the highly concentrated nature of the fund. The fund continues to be underweight relative to the benchmark in the consumer discretionary, industrials, and technology sectors with corresponding overweights to the financial and utilities sectors. These over and underweightings are not the result of the managers making tactical “bets” on sectors; rather they result from the managers’ inclusion of their highest-confidence names in the portfolio. And, because of the limited number of stocks that each manager can own in this fund, simply replacing one holding with another may significantly alter the sector mix, as has occurred this year. The inclusion of ThyssenKrupp in April and Iron Mountain in February increase the fund’s exposure in the materials and industrials sectors from zero to around five percent each as of June 30. The sale of National Oilwell-Varco and Johnson & Johnson accounted for the majority of the reduction in the energy and health care/pharmaceuticals sectors from the beginning of the year.

The addition of ThyssenKrupp and Brazilian stock exchange BM&F Bovespa increased the fund’s exposure to foreign companies from approximately 18% at the beginning of the year to almost 24% as of June 30, which reflects the flexibility the managers have in this fund to follow their best ideas regardless of geography. Shifts in the fund’s market cap exposure also reflect the manager’s trading, as the sale of mega-cap Johnson & Johnson reduced the weighted average market capitalization of the fund’s holdings from $77 billion in December to $63 billion as of June 30.

By Sector

	Sector Allocation
			S&P 500
	Fund as of	Fund as of	Index as of
	6/30/11	12/31/10	6/30/11
Consumer Discretionary	5.2%	5.2%	10.7%
Consumer Staples	11.7%	13.8%	10.6%
Energy	9.9%	16.6%	12.7%
Finance	20.7%	18.2%	15.1%
Health Care & Pharmaceuticals	10.3%	13.5%	11.7%
Industrials	4.5%	0.0%	11.3%
Materials	5.1%	0.0%	3.7%
Technology	13.5%	14.2%	17.8%
Telecom	4.6%	6.3%	3.1%
Utilities	8.6%	8.6%	3.4%
Cash Equivalents & Other	5.9%	3.5%	0.0%
	100.0%	100.0%	100.0%

By Market Capitalization	By Domicile

Market Capitalization:	Totals may not add up to 100% due to rounding
Micro-Cap < $668 million
Small-Cap $668 million - $2.97 billion
Small/Mid-Cap $2.97 billion - $7.12 billion
Mid-Cap $7.12 billion - $18.3 billion
Large-Cap > $18.3 billion

Totals may not add up to 100% due to rounding

46 The Masters’ Select Funds Trust

Taxes: Masters’ Select Focused Opportunities has a sizable tax-loss carry-forward at 39.4% of net assets that will be used to offset future realized capital gains, probably for several years. We view this loss carry-forward as a significant benefit for taxable shareholders.”

In Closing

We have always recognized the potential for Focused Opportunities to be more volatile than other Masters’ Select funds because it is the most concentrated (only three managers, each running an ultra concentrated portfolio). However, our thinking at the time we launched the fund was that we would gradually add more managers as the fund grew its assets. Thus far asset growth has been minimal; however over the long run we continue to expect to add more managers to the fund’s lineup.

Though not defined as a global fund, all three of the fund’s sub-advisors invest globally and the fund can hold up to 50% of its assets outside the U.S. We believe this fund’s ability to be highly selective and its flexibility to invest anywhere in the world should be beneficial in maneuvering through what could be a challenging global macro environment in the years ahead.

i
The managers and their respective benchmarks are: Christopher Davis and Ken Feinberg: S&P 500 Index; Peter Langerman and Philippe Brugere-Trelat: Russell 3000 Value Index; Frank Sands Jr., John Freeman and Michael Sramek: Russell 1000 Growth Index.

ii
Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and it is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Fund nor any of its representatives may give legal or tax advice.

Fund Summary 47

Masters’ Select Focused Opportunities Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Christopher Davis Kenneth Feinberg	Davis Selected Advisers, L.P.	33.33%	Mostly large companies	Blend
Peter Langerman Philippe Brugere – Trelat	Franklin Mutual Advisers, LLC	33.33%	All sizes and global	Value
Frank Sands, Jr. A. Michael Sramek John Freeman	Sands Capital Management, LLC	33.33%	All sizes, but mostly large-and mid-sized companies	Growth

48 The Masters’ Select Funds Trust

Masters’ Select Focused Opportunities Fund Stock Highlights

Iron Mountain, Inc. – Christopher Davis/Kenneth Feinberg

Iron Mountain, Inc. is held in both the Equity Fund and Focused Opportunities Fund. Please refer to the discussion on page 12.

ThyssenKrupp AG – Peter Langerman/Philippe Brugere - Trelat

ThyssenKrupp AG is held in both the Value Fund and Focused Opportunities Fund. Please refer to the discussion on page 33.

Apple, Inc. – Frank Sands Jr., Michael Sramek, and John Freeman

Apple, Inc. is held in both the Equity Fund and Focused Opportunities Fund. Please refer to the discussion on page 13.

See page 77 for Industry Terms and Definitions

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.

Fund Summary 49

Masters’ Select Focused Opportunities Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2011 (Unaudited)

Shares		Value
COMMON STOCKS: 94.1%
Consumer Discretionary: 5.2%
17,000	Amazon.com, Inc.*	$3,476,330

Consumer Staples: 11.7%
143,320	CVS Caremark Corp.	5,385,966
67,776	Kraft Foods, Inc.	2,387,748
		7,773,714
Energy: 9.9%
84,780	Canadian Natural Resources Ltd.	3,548,891
35,000	Schlumberger Ltd.	3,024,000
		6,572,891
Financials: 20.7%
65,880	American Express Co.	3,405,996
112,399	Bank of New York Mellon Corp.	2,879,662
395,000	BM&F Bovespa S.A.	2,616,196
80,800	Loews Corp.	3,400,872
49,860	Wells Fargo & Co.	1,399,072
		13,701,798
Health Care: 10.3%
9,000	Intuitive Surgical, Inc.*	3,348,990
167,880	Pfizer, Inc.	3,458,328
		6,807,318
Industrials: 4.5%
87,300	Iron Mountain, Inc.	2,976,057

Materials: 5.1%
64,280	ThyssenKrupp AG	3,345,451

Technology: 13.5%
9,000	Apple, Inc.*	3,021,030
55,000	QUALCOMM, Inc.	3,123,450
33,300	Visa, Inc. - Class A	2,805,858
		8,950,338
Telecommunication Services: 4.6%
1,155,440	Vodafone Group Plc	3,068,895

Utilities: 8.6%
113,440	E.ON AG	3,226,720
58,320	Exelon Corp.	2,498,429
		5,725,149
TOTAL COMMON STOCKS
(cost $51,527,123)		62,397,941

TOTAL INVESTMENTS IN SECURITIES
(cost $51,527,123): 94.1%		62,397,941

Other Assets Less Liabilities: 5.9%		3,926,287

Net Assets: 100.0%		$66,324,228

Percentages are stated as a percent of net assets.

*	Non-Income Producing Security

The accompanying notes are an integral part of these financial statements.

50 The Masters’ Select Funds Trust

Masters’ Select Funds Trust

EXPENSE EXAMPLES - (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) redemptions fees; and (2) ongoing costs, including advisory fees; and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period shown and held for the entire period from January 1, 2011 to June 30, 2011.

Actual Expenses

For each Fund, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Fund, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any redemption fees. Therefore, the second line for each Fund of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these redemption fees were included, your costs would have been higher.

	Beginning Account Value (01/01/11)	Ending Account Value (06/30/11)	Expenses Paid During Period* (01/01/11 to 06/30/11)	Expense Ratio During Period* (01/01/11 to 06/30/11)
Masters’ Select Equity Fund - Institutional Actual	$1,000.00	$1,082.50	$6.40	1.24%
Masters’ Select Equity Fund - Investor Actual	$1,000.00	$1,081.10	$7.69	1.49%
Masters’ Select Equity Fund - Institutional Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.21	1.24%
Masters’ Select Equity Fund - Investor Hypothetical (5% return before expenses)	$1,000.00	$1,017.41	$7.45	1.49%
Masters’ Select International Fund - Institutional Actual	$1,000.00	$1,040.50	$5.62	1.11%
Masters’ Select International Fund - Investor Actual	$1,000.00	$1,039.30	$6.88	1.36%
Masters’ Select International Fund - Institutional Hypothetical (5% return before expenses)	$1,000.00	$1,019.29	$5.56	1.11%
Masters’ Select International Fund - Investor Hypothetical (5% return before expenses)	$1,000.00	$1,018.05	$6.80	1.36%
Masters’ Select Value Fund - Institutional Actual	$1,000.00	$1,113.30	$7.13	1.36%
Masters’ Select Value Fund - Institutional Hypothetical (5% return before expenses)	$1,000.00	$1,018.05	$6.80	1.36%
Masters’ Select Smaller Companies Fund - Institutional Actual	$1,000.00	$1,122.20	$7.95	1.51%
Masters’ Select Smaller Companies Fund - Institutional Hypothetical (5% return before expenses)	$1,000.00	$1,017.31	$7.55	1.51%
Masters’ Select Focused Opportunities Fund - Institutional Actual	$1,000.00	$1,078.60	$6.80	1.32%
Masters’ Select Focused Opportunities Fund - Institutional Hypothetical (5% return before expenses)	$1,000.00	$1,018.25	$6.61	1.32%

*Expenses are equal to the Funds’ annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year period (181), then divided by the number of days in the fiscal year (365) (to reflect the one-half year period).

Expense Examples 51

Masters’ Select Funds Trust
STATEMENTS OF ASSETS AND LIABILITIES at June 30, 2011 – (Unaudited)

	Equity Fund	International Fund	Value Fund	Smaller Companies Fund	Focused Opportunities Fund
ASSETS
Investments in securities at cost	$284,035,708	$1,746,457,944	$83,755,989	$60,751,765	$51,527,123
Investments in securities at value	$345,117,040	$1,897,062,251	$100,336,059	$78,299,821	$62,397,941
Cash	15,637,883	3,785	4,287,199	6,589,986	3,755,648
Cash, denominated in foreign currency (cost of $14,821, $4,465,249, $—, $— and $—, respectively)	14,823	4,466,729	—	—	—
Receivables:
Securities sold	2,727,394	6,890,664	9,489	791,051	—
Dividends and interest	369,661	1,698,960	242,901	39,464	205,651
Fund shares sold	39,026	3,422,432	15,396	25,159	47,475
Foreign tax reclaim	18,696	1,287,066	27,895	—	24,325
Unrealized gain on forward exchange contracts	—	137,697	88,821	—	45,581
Prepaid expenses	12,947	25,560	9,910	13,680	10,736
Total assets	363,937,470	1,914,995,144	105,017,670	85,759,161	66,487,357
LIABILITIES
Payables:
Advisory fees	310,775	1,364,191	89,999	76,662	52,905
Securities purchased	2,686,737	30,847,321	108,050	852,878	—
Fund shares redeemed	72,419	742,328	94,277	42,016	2,424
Foreign taxes withheld	9,136	215,508	1,534	—	3,078
Unrealized loss on forward exchange contracts	—	5,002,663	79,750	—	67,263
Accrued other expenses	75,517	436,872	51,701	58,044	37,459
Total liabilities	3,154,584	38,608,883	425,311	1,029,600	163,129
NET ASSETS	$360,782,886	$1,876,386,261	$104,592,359	$84,729,561	$66,324,228
Institutional Class:
Net Assets	$360,702,422	1,596,328,742	104,592,359	84,729,561	66,324,228
Number of shares issued and outstanding (unlimited number of shares authorized, $0.01 par value)	25,691,297	101,922,044	8,067,141	5,874,671	6,357,235
Net asset value, offering and redemption price per share	$14.04	$15.66	$12.97	$14.42	$10.43
Investor Class:
Net Assets	$80,464	$280,057,519
Number of shares issued and outstanding (unlimited number of shares authorized, $0.01 par value)	5,751	17,931,693
Net asset value, offering and redemption price per share	$13.99	$15.62
COMPONENTS OF NET ASSETS
Paid in capital	$321,198,267	$1,972,170,389	$125,414,158	$129,338,054	$81,616,573
Undistributed net investment income (loss)	(421,695)	11,103,607	855,824	(406,433)	514,856
Accumulated net realized loss on investments	(21,076,477)	(252,661,903)	(38,264,568)	(61,750,116)	(26,654,587)
Net unrealized appreciation (depreciation) on:
Investments	61,081,332	150,604,307	16,580,070	17,548,056	10,870,818
Foreign currency	1,459	(4,830,139)	6,875	—	(23,432)
Net assets	$360,782,886	$1,876,386,261	$104,592,359	$84,729,561	$66,324,228

The accompanying notes are an integral part of these financial statements.

52 The Masters’ Select Funds Trust

Masters’ Select Funds Trust
STATEMENTS OF OPERATIONS For the Six Months Ended June 30, 2011 - (Unaudited)

				Smaller	Focused
		International		Companies	Opportunities
	Equity Fund	Fund	Value Fund	Fund	Fund
INVESTMENT INCOME
Income
Dividends (net of foreign taxes withheld of $76,984, $2,385,677, $55,243, $907, and $38,977 respectively)	$1,775,825	$21,928,084	$1,151,188	$240,624	$757,709
Interest	367	3,271	—	25	—
Total income	1,776,192	21,931,355	1,151,188	240,649	757,709
Expenses
Advisory fees	1,950,996	9,546,793	566,948	487,670	362,485
Administration fees	39,483	199,412	10,501	8,439	6,982
Custody fees	23,843	722,478	9,716	14,845	6,796
Transfer agent fees	74,023	541,329	27,114	38,307	5,834
Chief compliance officer fees	5,150	5,150	5,150	5,150	5,150
Fund accounting fees	41,340	42,689	31,683	34,863	28,849
Professional fees	27,788	69,250	20,854	19,934	20,215
Trustee fees	27,218	64,118	20,853	20,020	20,586
Registration expense	11,524	14,134	6,963	7,870	7,063
Insurance expense	7,859	34,563	2,544	1,985	1,532
Reports to shareholders	17,412	85,523	8,304	9,421	2,314
Miscellaneous	8,954	48,833	2,668	2,015	2,072
Distribution Fees for Investor Class (See Note 9)	206	330,014	—	—	—
Total expenses	2,235,796	11,704,286	713,298	650,519	469,878
Less: fees waived	(34,060)	(1,345,041)	(13,585)	(1,291)	(33,598)
Less: expenses paid indirectly	(4,329)	(90)	(1,224)	(2,146)	(1,133)
Net expenses	2,197,407	10,359,155	698,489	647,082	435,147
Net investment income (loss)	(421,215)	11,572,200	452,699	(406,433)	322,562
REALIZED AND UNREALIZED GAIN FROM INVESTMENTS AND FOREIGN CURRENCY:
Net change in realized gain (loss) on:
Investments	22,335,052	123,861,664	1,451,216	9,756,886	4,226,853
Foreign currency transactions	(35,167)	(5,782,716)	(498,485)	79	(298,581)
Net realized gain	22,299,885	118,078,948	952,731	9,756,965	3,928,272
Net unrealized appreciation (depreciation) on:
Investments	6,297,886	(59,198,955)	9,825,482	626,910	925,543
Foreign currency transactions	1,361	(1,369,526)	(120,005)	(28)	(111,444)
Net unrealized appreciation (depreciation):	6,299,247	(60,568,481)	9,705,477	626,882	814,099
Net realized and unrealized gain on investments and foreign currency	28,599,132	57,510,467	10,658,208	10,383,847	4,742,371
Net increase in net assets resulting from operations	$28,177,917	$69,082,667	$11,110,907	$9,977,414	$5,064,933

The accompanying notes are an integral part of these financial statements.

Statements of Operations 53

Masters’ Select Funds Trust
STATEMENTS OF CHANGES IN NET ASSETS

	Equity Fund		International Fund
	Six Months Ended June 30, 2011#	Year Ended December 31, 2010	Six Months Ended June 30, 2011#	Year Ended December 31, 2010
INCREASE IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$(421,215)	$(953,636)	$11,572,200	$6,902,944
Net realized gain on investments and foreign currency	22,299,885	42,260,794	118,078,948	91,515,835
Net change in unrealized appreciation (depreciation) on investments and foreign currency	6,299,247	15,800,868	(60,568,481)	129,986,284
Net increase in net assets resulting from operations	28,177,917	57,108,026	69,082,667	228,405,063
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Institutional Class	—	—	—	(6,635,213)
Investor Class*	—	—	—	(665,549)
From net realized gain
Institutional Class	—	—	—	—
Investor Class*	—	—	—	—
Total distributions	—	—	—	(7,300,762)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
Institutional Class	13,921,666	29,282,064	210,807,972	332,476,081
Investor Class*	93,161	133,642	28,033,712	290,293,342
Reinvested distributions
Institutional Class	—	—	—	4,851,795
Investor Class*	—	—	—	665,477
Redemption fee proceeds
Institutional Class	1,843	5,380	38,365	174,894
Investor Class*	—	39	—	13
Payment for shares redeemed
Institutional Class	(27,070,872)	(56,939,317)	(123,017,643)	(321,121,530)
Investor Class*	(164,816)	(16,633)	(694,861)	(229,589,876)
Net increase (decrease) in net assets from capital share transactions	(13,219,018)	(27,534,825)	115,167,545	77,750,196
Total increase in net assets	14,958,899	29,573,201	184,250,212	298,854,497
NET ASSETS
Beginning of period	345,823,987	316,250,786	1,692,136,049	1,393,281,552
End of period	$360,782,886	$345,823,987	$1,876,386,261	$1,692,136,049
Accumulated net investment income (loss)	$(421,695)	$(480)	$11,103,607	$(468,593)
CAPITAL TRANSACTIONS IN SHARES:
Institutional Class:
Sold	1,012,740	2,597,186	13,501,342	24,992,635
Reinvested distributions	—	—	—	323,237
Redeemed	(1,978,703)	(5,012,294)	(7,838,746)	(24,138,851)
Net increase (decrease) from capital share transactions	(965,963)	(2,415,108)	5,662,596	1,177,021
Investor Class:
Sold	6,795	11,996	1,796,729	20,604,780
Reinvested distributions	—	—	—	44,395
Redeemed	(11,988)	(1,467)	(44,206)	(16,144,157)
Net increase (decrease) from capital share transactions	(5,193)	10,529	1,752,523	4,505,018

# Unaudited.

The accompanying notes are an integral part of these financial statements.

54 The Masters’ Select Funds Trust

Masters’ Select Funds Trust
STATEMENTS OF CHANGES IN NET ASSETS

	Value Fund		Smaller Companies Fund
	Six Months Ended June 30, 2011#	Year Ended December 31, 2010	Six Months Ended June 30, 2011#	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$452,699	$567,555	$(406,433)	$(519,833)
Net realized gain on investments and foreign currency	952,731	12,460,787	9,756,965	8,130,986
Net change in unrealized appreciation (depreciation) on investments and foreign currency	9,705,477	(1,939,493)	626,882	8,769,820
Net increase in net assets resulting from operations	11,110,907	11,088,849	9,977,414	16,380,973
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Institutional Class	—	(610,442)	—	—
From net realized gain
Institutional Class	—	—	—	—
Total distributions	—	(610,442)	—	—
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
Institutional Class	4,112,276	7,567,642	2,480,109	7,848,304
Reinvested distributions
Institutional Class	—	601,916	—	—
Redemption fee proceeds
Institutional Class	554	994	432	2,519
Payment for shares redeemed
Institutional Class	(12,687,097)	(26,477,006)	(12,838,106)	(24,760,552)
Net decrease in net assets from capital share transactions	(8,574,267)	(18,306,454)	(10,357,565)	(16,909,729)
Total increase (decrease) in net assets	2,536,640	(7,828,047)	(380,151)	(528,756)
NET ASSETS
Beginning of period	102,055,719	109,883,766	85,109,712	85,638,468
End of period	$104,592,359	$102,055,719	$84,729,561	$85,109,712
Accumulated net investment income (loss)	$855,824	$403,125	$(406,433)	$—
CAPITAL TRANSACTIONS IN SHARES:
Institutional Class:
Sold	331,974	702,738	179,901	689,492
Reinvested distributions	—	51,534	—	—
Redeemed	(1,024,615)	(2,433,568)	(930,886)	(2,212,178)
Net decrease from capital share transactions	(692,641)	(1,679,296)	(750,985)	(1,522,686)

# Unaudited.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets 55

Masters’ Select Funds Trust
STATEMENTS OF CHANGES IN NET ASSETS

	Focused Opportunities Fund
	Six Months	Year Ended
	Ended	December 31,
	June 30, 2011#	2010
INCREASE IN NET ASSETS FROM:
OPERATIONS
Net investment income	$322,562	$423,997
Net realized gain on investments and foreign currency	3,928,272	3,477,544
Net change in unrealized appreciation on investments and foreign currency	814,099	5,018,557
Net increase in net assets resulting from operations	5,064,933	8,920,098
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Institutional Class	—	(472,865)
From net realized gain
Institutional Class	—	—
Total distributions	—	(472,865)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
Institutional Class	3,734,347	5,896,212
Reinvested distributions
Institutional Class	—	472,402
Redemption fee proceeds
Institutional Class	1,326	582
Payment for shares redeemed
Institutional Class	(7,940,068)	(13,527,706)
Net decrease in net assets from capital share transactions	(4,204,395)	(7,158,510)
Total increase in net assets	860,538	1,288,723
NET ASSETS
Beginning of period	65,463,690	64,174,967
End of period	$66,324,228	$65,463,690
Accumulated net investment income	$514,856	$192,294
CAPITAL TRANSACTIONS IN SHARES:
Institutional Class:
Sold	364,994	687,408
Reinvested distributions	—	48,701
Redeemed	(780,329)	(1,549,024)
Net decrease from capital share transactions	(415,335)	(812,915)

# Unaudited.

The accompanying notes are an integral part of these financial statements.

56 The Masters’ Select Funds Trust

Masters’ Select Equity Fund – Institutional Class
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Six Months Ended		Year Ended December 31,
	June 30, 2011#		2010		2009		2008	2007	2006
Net asset value, beginning of period	$12.97		$10.88		$7.54		$15.17	$15.69	$15.24

Income from investment operations:
Net investment loss	(0.02)		(0.03)		(0.04)		(0.01)	(0.03)	(0.01)

Net realized and unrealized gain (loss) on investments and foreign currency	1.09		2.12		3.38		(7.03)	0.78	1.44

Total income (loss) from investment operations	1.07		2.09		3.34		(7.04)	0.75	1.43

Less distributions:
From net investment income	—		—		—		(0.01)	—	—

From net realized gain	—		—				(0.58)	(1.27)	(0.98)

Total distributions	—		—		—		(0.59)	(1.27)	(0.98)

Redemption fee proceeds	—	^	—	^	—	^	— ^	— ^	— ^

Net asset value, end of period	$14.04		$12.97		$10.88		$7.54	$15.17	$15.69
Total return	8.25	%+	19.21%		44.30%		(46.76)%	4.57%	9.34%

Ratios/supplemental data:
Net assets, end of period (millions)	$360.7		$345.7		$316.2		$256.6	$708.7	$863.7

Ratio of total expenses to average net assets:
Before fees waived and expenses paid indirectly	1.26	%*	1.29%		1.34%		1.25%	1.21%	1.19%

After fees waived and expenses paid indirectly	1.24	%*	1.27%		1.33%		1.24%	1.20%	1.18%

Ratio of net investment loss to average net assets:	(0.24	)%*	(0.30)%		(0.39)%		(0.04)%	(0.20)%	(0.08)%

Portfolio turnover rate	34.63	%+1	77.22	%1	87.83	%1	101.71%	35.19%	38.39%

#	Unaudited.
*	Annualized.
+	Not annualized.
^	Amount represents less than $0.01 per share.
1	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights 57

Masters’ Select International Fund – Institutional Class
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Six Months Ended		Year Ended December 31,
	June 30, 2011#		2010		2009		2008	2007	2006
Net asset value, beginning of period	$15.05		$13.05		$9.47		$18.68	$18.74	$17.48

Income from investment operations:
Net investment income	0.10		0.07		0.06		0.32	0.20	0.34

Net realized and unrealized gain (loss) on investments and foreign currency	0.51		2.00		3.59		(8.77)	3.81	3.71

Total income (loss) from investment operations	0.61		2.07		3.65		(8.45)	4.01	4.05

Less distributions:
From net investment income			(0.07)		(0.07)		(0.39)	(0.20)	(0.41)

From net realized gain	—		—		—		(0.37)	(3.87)	(2.38)

Total distributions	—		(0.07)		(0.07)		(0.76)	(4.07)	(2.79)

Redemption fee proceeds	—	^	—	^	—	^	— ^	— ^	— ^

Net asset value, end of period	$15.66		$15.05		$13.05		$9.47	$18.68	$18.74
Total return	4.05	%+	15.86%		38.54%		(45.47)%	20.75%	23.61%

Ratios/supplemental data:
Net assets, end of period (millions)	$1,596.3		$1,449.0		$1,241.0		$893.9	$2,071.0	$1,726.8

Ratio of total expenses to average net assets:
Before fees waived and expenses paid indirectly	1.26	%*	1.28%		1.27%		1.22%	1.19%	1.21%

After fees waived and expenses paid indirectly	1.11	%*	1.14%		1.15%		1.07%	1.03%	1.06%

Ratio of net investment income to average net assets:	1.31	%*	0.51%		0.53%		2.19%	0.88%	1.68%

Portfolio turnover rate	54.50	%+1	98.74	%1	104.05	%1	113.63%	92.66%	98.03%

#	Unaudited.
*	Annualized.
+	Not annualized.
^	Amount represents less than $0.01 per share.
1	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

58 The Masters’ Select Funds Trust

Masters’ Select Value Fund – Institutional Class
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Six Months Ended		Year Ended December 31,
	June 30, 2011#		2010	2009	2008	2007	2006
Net asset value, beginning of period	$11.65		$10.53	$7.35	$15.09	$16.34	$14.60

Income from investment operations:
Net investment income	0.06		0.06	—^	0.06	0.08	0.08

Net realized and unrealized gain (loss) on investments and foreign currency	1.26		1.13	3.24	(7.17)	(0.42)	2.36

Total income (loss) from investment operations	1.32		1.19	3.24	(7.11)	(0.34)	2.44

Less distributions:
From net investment income	—		(0.07)	(0.06)	(0.14)	—	(0.04)

From net realized gain	—		—	—	(0.49)	(0.91)	(0.66)

Total distributions	—		(0.07)	(0.06)	(0.63)	(0.91)	(0.70)

Redemption fee proceeds	—	^	— ^	— ^	— ^	— ^	— ^

Net asset value, end of period	$12.97		$11.65	$10.53	$7.35	$15.09	$16.34
Total return	11.33	%+	11.30%	44.04%	(47.35)%	(2.34)%	16.77%

Ratios/supplemental data:
Net assets, end of period (millions)	$104.6		$102.1	$109.9	$90.5	$342.2	$367.0

Ratio of total expenses to average net assets:

Before fees waived and expenses paid indirectly	1.38	%*	1.40%	1.45%	1.29%	1.23%	1.24%

After fees waived and expenses paid indirectly	1.36	%*	1.37%	1.42%	1.27%	1.21%	1.21%

Ratio of net investment income (loss) to average net assets:	0.88	%*	0.54%	(0.02)%	0.54%	0.45%	0.49%

Portfolio turnover rate	8.78	%+	41.67%	48.20%	38.76%	24.42%	31.00%

#	Unaudited.
*	Annualized.
+	Not annualized.
^	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Financial Highlights 59

Masters’ Select Smaller Companies Fund – Institutional Class
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Six Months Ended		Year Ended December 31,
	June 30, 2011#		2010	2009	2008	2007	2006
Net asset value, beginning of period	$12.85		$10.51	$6.98	$13.36	$14.86	$14.10

Income from investment operations:
Net investment loss	(0.07)		(0.08)	(0.07)	(0.02)	(0.06)	(0.09)

Net realized and unrealized gain (loss) on investments	1.64		2.42	3.60	(5.96)	0.35	1.47

Total income (loss) from investment operations	1.57		2.34	3.53	(5.98)	0.29	1.38

Less distributions:
From net realized gain	—		—	—	(0.40)	(1.79)	(0.62)

Total distributions	—		—	—	(0.40)	(1.79)	(0.62)

Redemption fee proceeds	—	^	— ^	— ^	— ^	— ^	— ^

Net asset value, end of period	$14.42		$12.85	$10.51	$6.98	$13.36	$14.86
Total return	12.22	%+	22.26%	50.57%	(44.81)%	1.64%	9.67%

Ratios/supplemental data:
Net assets, end of period (millions)	$84.7		$85.1	$85.6	$89.4	$245.1	$268.9

Ratio of total expenses to average net assets:
Before fees waived and expenses paid indirectly	1.52	%*	1.56%	1.63%	1.39%	1.32%	1.32%

After fees waived and expenses paid indirectly	1.51	%*	1.55%	1.62%	1.39%	1.31%	1.31%

Ratio of net investment loss to average net assets:	(0.95	)%*	(0.62)%	(0.73)%	(0.15)%	(0.40)%	(0.56)%

Portfolio turnover rate	58.39	%+	113.76%	131.36%	142.21%	130.65%	102.72%

#	Unaudited.
*	Annualized.
+	Not annualized.
^	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

60 The Masters’ Select Funds Trust

Masters’ Select Focused Opportunities Fund – Institutional Class
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Six Months		Year Ended December 31,
	Ended						Period Ended**
	June 30, 2011#		2010	2009	2008	2007	December 31, 2006
Net asset value, beginning of period	$9.67		$8.46	$5.69	$11.48	$11.02	$10.00

Income from investment operations:
Net investment gain	0.05		0.06	0.01	0.01	0.09	––
Net realized and unrealized gain (loss) on
investments and foreign currency	0.71		1.22	2.79	(5.66)	0.77	1.02
Total income (loss) from investment operations	0.76		1.28	2.80	(5.65)	0.86	1.02
Less distributions:
From net investment income	—		(0.07)	(0.03)	(0.08)	––	––
From net realized gain	—		—	––	(0.06)	(0.40)	––
Total distributions	—		(0.07)	(0.03)	(0.14)	(0.40)	––
Redemption fee proceeds	—	^	— ^	–– ^	–– ^	–– ^	––	^
Net asset value, end of period	$10.43		$9.67	$8.46	$5.69	$11.48	$11.02
Total return	7.86	%+	15.13%	49.28%	(49.34)%	7.73%	10.20	%+
Ratios/supplemental data:
Net assets, end of period (millions)	$66.3		$65.5	$64.2	$51.2	$117.8	$57.2
Ratio of total expenses to average net assets:
Before fees waived and expenses paid indirectly	1.43	%*	1.45%	1.50%	1.36%	1.34%	1.63	%*
After fees waived and expenses paid indirectly	1.32	%*	1.35%	1.40%	1.28%	1.26%	1.40	%*
Ratio of net investment income (loss) to average net assets:	0.98	%*	0.67%	0.19%	0.28%	0.72%	(0.02	)%*
Portfolio turnover rate	16.86	%+	45.47%	62.70%	72.09%	45.66%	7.12	%+

#	Unaudited.
*	Annualized.
+	Not annualized.
**	Commenced operations on June 30, 2006.
^	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Financial Highlights 61

Masters’ Select Funds – Investor Class
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Equity Fund						International Fund
	Six Months		Year		Period		Six Months		Year		Period
	Ended		Ended		Ended**		Ended		Ended		Ended**
	June 30,		December 31,		December 31,		June 30,		December 31,		December 31,
	2011#		2010		2009		2011#		2010		2009
Net asset value, beginning of period	$12.94		$10.87		$8.32		$15.03		$13.04		$9.85

Income from investment operations:
Net investment income (loss)	(0.05)		(0.03)		(0.03)		0.09		0.04		––
Net realized and unrealized gain on
investments and foreign currency	1.10		2.10		2.58		0.50		1.99		3.25
Total income from investment operations	1.05		2.07		2.55		0.59		2.03		3.25
Less distributions:
From net investment income	––		––		––		––		(0.04)		(0.06)
From net realized gain	––		––		––		––		––		––
Total distributions	––		––		––		––		(0.04)		(0.06)
Redemption fee proceeds	––		––	^	––		––		––	^	––
Net asset value, end of period	$13.99		$12.94		$10.87		$15.62		$15.03		$13.04
Total return	8.11	%+	19.04%		30.65	%+	3.93	%+	15.58%		32.97	%+
Ratios/supplemental data:
Net assets, end of period (thousands)	$80.5		$141.6		$4.5		$280,057.5		$243,160.7		$152,252.8
Ratio of total expenses to average net assets:
Before fees waived and expenses paid indirectly	1.51	%*	1.54%		1.57	%*	1.51	%*	1.53%		1.51	%*
After fees waived and expenses paid indirectly	1.49	%*	1.52%		1.56	%*	1.36	%*	1.39%		1.39	%*
Ratio of net investment income (loss) to average net assets:	(0.49	)%*	(0.51)%		(0.70	)%*	1.08	%*	0.22%		(0.10	)%*
Portfolio turnover rate	34.63	%+¹	77.22	%¹	87.83	%+¹	54.50	%+¹	98.74	%¹	104.05	%+¹

#	Unaudited.
*	Annualized.
+	Not annualized.
**	Commenced operations on April 30, 2009.
^	Amount represents less than $0.01 per share.
¹	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

62 The Masters’ Select Funds Trust

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization

The Masters’ Select Funds Trust (the “Trust”) was organized as a Delaware business trust on August 1, 1996 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Trust consists of five separate series: the Masters’ Select Equity Fund, the Masters’ Select International Fund, the Masters’ Select Value Fund, the Masters’ Select Smaller Companies Fund and the Masters’ Select Focused Opportunities Fund (each a “Fund” and collectively the “Funds”).

The Masters’ Select Equity Fund seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of six highly regarded portfolio managers. The Fund offers two classes of shares: Institutional and Investor Class shares. The investor class shares charge a 0.25% 12b-1 distribution fee to the shareholders of this class (see note 9). The investor class commenced operations on April 30, 2009.

The Masters’ Select International Fund seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of six highly regarded international portfolio managers. The Fund offers two classes of shares: Institutional and Investor Class shares. The investor class shares charge a 0.25% 12b-1 distribution fee to the shareholders of this class (see note 9). The investor class commenced operations on April 30, 2009.

The Masters’ Select Value Fund seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of four highly regarded value portfolio managers. The Fund offers one class of shares: Institutional Class.

The Masters’ Select Smaller Companies Fund seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of five highly regarded smaller company portfolio managers. The Fund offers one class of shares: Institutional Class.

The Masters’ Select Focused Opportunities Fund seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of three highly regarded portfolio managers. The Fund offers one class of shares: Institutional Class.

Note 2 – Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation. Investments in securities traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading. Securities listed on the NASDAQ Global Market, the NASDAQ Global Select Market and the NASDAQ Capital Market are valued using the NASDAQ Official Closing Price (“NOCP”). Securities traded on an exchange for which there have been no sales are valued at the mean between the closing bid and asked prices. Debt securities maturing within 60 days or less are valued at amortized cost unless the Valuation Committee determines that amortized cost does not represent fair value. Securities for which market prices are not readily available or if a security’s value has materially changed after the close of the security’s primary market but before the close of trading on the NYSE, the securities are valued at fair value as determined in good faith by the Investment Managers that selected the security for the Fund’s portfolio and the Trust’s Valuation Committee in accordance with procedures approved by the Board of Trustees. In determining fair value, the Funds take into account all relevant factors and available information. Consequently, the price of the security used by a Fund to calculate its net asset value may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining the fair value of a security. As a result, different mutual funds could reasonably arrive at a different value for the same security. For securities that do not trade during NYSE hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. Pricing services are used to obtain closing market prices and to compute certain fair value adjustments utilizing computerized pricing models. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine. At December 31, 2010 fair value factors were not used to price any of the securities within the portfolio.

Investments in other funds are valued at their respective net asset values as determined by those funds in accordance with the Investment Company Act of 1940.

B.
Foreign Currency Translation. The Funds’ records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when each Fund’s net asset value is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Funds do not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Notes to Financial Statements 63

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS – (Continued)

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

C.
Restricted Securities. A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuers would typically bear the expense of all registrations at no cost to the Fund. Restricted securities are valued according to the guidelines and procedures adopted by the Funds’ Board of Trustees. As of June 30, 2011, there was one restricted security held in the Smaller Companies Fund. The value of this security was $1,116,047 or 1.3% of the Fund’s net assets.

D.
Forward Foreign Currency Exchange Contracts. The Funds may utilize forward foreign currency exchange contracts (“forward contracts”) under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations. The Funds record realized gains or losses at the time the forward contract is settled. These gains and losses are reflected on the Statement of Operations as realized gain (loss) on foreign currency transactions. Counter-parties to these forward contracts are major U.S. financial institutions. For further information on the forward contracts held by each Fund, please refer to Note 7.

E.
Purchasing Put and Call Options. Each Fund may purchase covered “put” and “call” options with respect to securities which are otherwise eligible for purchase by a Fund and with respect to various stock indices subject to certain restrictions. Each Fund will engage in trading of such derivative securities primarily for hedging purposes.

If a Fund purchases a put option, a Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for “American-style” options) or on the option expiration date (for “European-style” options). Purchasing put options may be used as a portfolio investment strategy when a Manager perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund is holding a stock which it feels has strong fundamentals, but for some reason may be weak in the near term, a Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, a Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put’s strike price and the market price of the underlying security on the date a Fund exercises the put, less transaction costs, will be the amount by which a Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put’s strike price, the put will expire worthless, representing a loss of the price a Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

If a Fund purchases a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if a Fund has a short position in the underlying security and the security thereafter increases in price. Each Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If the call option has been purchased to hedge a short position of a Fund in the underlying security and the price of the underlying security thereafter falls, the profit a Fund realizes on the cover of the short position in the security will be reduced by the premium paid for the call option less any amount for which such option may be sold.

Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a “closing sale transaction,” which is accomplished by selling an option of the same series as the option previously purchased. Each Fund generally will purchase only those options for which a Manager believes there is an active secondary market to facilitate closing transactions.

Writing Call Options. Each Fund may write covered call options. A call option is “covered” if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

64 The Masters’ Select Funds Trust

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS – (Continued)

Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of a Fund. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

Each Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. Each Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to a Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

Risks of Investing in Options. There are several risks associated with transactions in options on securities. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), with respect to qualification of a Fund as a regulated investment company. During the six months ended June 30, 2011, the Funds did not invest in put or call options.

F.
Federal Income Taxes. The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Accordingly, no provisions for federal income taxes are required.

The Funds have reviewed the tax position, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2010, and has determined that no provision for income tax is required in the Fund’s financial statements. Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest.

G.
Distributions to Shareholders. Distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition - “temporary differences”), such amounts are reclassified within the capital accounts based on their federal tax-basis.

H.
Security Transactions, Dividend and Interest Income and Expenses. Security transactions are accounted for on the trade date. Realized gains and losses on securities transactions are reported on an identified cost basis. Dividend income and, where applicable, foreign tax withholding expenses are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Purchase discounts and premiums on fixed-income securities are accreted and amortized to maturity using the effective interest method. Many expenses of the Trust can be directly attributed to a specific Fund. Each Fund is charged for expenses directly attributed to it. Expenses that cannot be directly attributed to a specific Fund are allocated among the Funds in the Trust in proportion to their respective net assets or other appropriate method. Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses. Expenses that can be directly attributed to a specific class, such as 12b-1 expenses, and allocated to that specific class based on net assets.

Notes to Financial Statements 65

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS – (Continued)

I.
Repurchase Agreements. Each Fund may enter into repurchase agreements through which the Fund acquires a security (the “underlying security”) from a seller, a well-established securities dealer or a bank that is a member of the Federal Reserve System. The bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest, at a later date, generally for a period of less than one week. It is the Trust’s policy that its Custodian takes possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities, including recorded interest, is sufficient to cover the value of the repurchase agreements. The Funds’ policy states that the value of the collateral is at least 102% of the value of the repurchase agreement. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by a Fund may be delayed or limited.

J.	Expenses Paid Indirectly. Under terms of the Trust’s Custodial Agreement, the Funds earn credits on cash balances which are applied against custodian fees.

K.
Indemnification Obligations. Under the Funds’ organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

L.
Accounting Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 3 - Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Litman/Gregory Fund Advisors, LLC (the “Advisor”). Under the terms of the Agreement, each Fund pays a monthly investment advisory fee to the Advisor at the annual rate below of the respective Fund’s average daily net assets before any fee waivers:

Equity Fund	1.10% on the first $750 million and
1.00% on assets in excess of $750 million

International Fund	1.10% on the first $1 billion and
1.00% on assets in excess of $1 billion

Value Fund	1.10% on the first $1 billion and
1.00% on assets in excess of $1 billion

Smaller Companies Fund	1.14% on the first $450 million and
1.04% on assets in excess of $450 million

Focused Opportunities Fund	1.10% on the first $1 billion and
1.00% on assets in excess of $1 billion

The Advisor engages Managers to manage the funds and pays the Managers from its advisory fees.

Through April 30, 2012 the Advisor has contractually agreed to waive a portion of its advisory fees effectively reducing total advisory fees to approximately 0.95% of the average daily net assets of the International Fund, 1.08% of the average daily net assets of the Value Fund, and 1.02% of the Focused Opportunities Fund. Additionally, the Advisor has voluntarily agreed to waive its management fee on the daily cash values of the Funds not allocated to Managers. For the six months ended June 30, 201 1, the amount waived, contractual and voluntary, was $34,060, $1,345,041, $13,585, $1,291 and $33,598 for the Masters’ Select Equity Fund, Masters’ Select International Fund, Masters’ Select Value Fund, Masters’ Select Smaller Companies Fund and Masters’ Select Focused Opportunities Fund, respectively. The Advisor has agreed not to seek recoupment of such waived fees.

U.S. Bancorp Fund Services, LLC (“USBFS”) serves as the Administrator to the Funds. State Street Bank and Trust (“State Street”) serves as the Funds’ Custodian and Fund Accountant. Boston Financial Data Services (“BFDS”), an affiliate of State Street, serves as the Funds’ Transfer Agent. Quasar Distributors, LLC (“Quasar”), an affiliate of USBFS, acts as the Funds’ distributor and principal underwriter.

An employee of the Advisor serves as the Funds’ Chief Compliance Officer (“CCO”). The CCO receives no compensation from the Funds for his services, however, the Funds reimbursed the Advisor $51,500 annually for the services of the CCO.

Affiliated entities of the Managers received net commissions on purchases and sales of the Funds’ portfolio securities for the six months ended June 30, 2011 of $0 for the Masters’ Select International Fund.

Each independent Trustee, within the meaning of the 1940 Act, is compensated by the Trust at the rate of $75,000 per year.

66 The Masters’ Select Funds Trust

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS – (Continued)

Note 4 - Investment Transactions

The cost of securities purchased and the proceeds from securities sold for the six months ended June 30, 201 1, excluding short-term investments, were as follows:

Fund	Purchases	Sales
Equity Fund	$118,401,317	$126,171,229
International Fund	$1,043,925,276	$929,928,313
Value Fund	$8,847,482	$18,391,617
Smaller Companies Fund	$47,132,397	$59,886,641
Focused Opportunities Fund	$10,809,519	$16,733,150

Note 5 - Fair Value of Financial Instruments

On January 21, 2010, the FASB issued ASU 2010-06, Improving Disclosures about Fair Value Measurements. ASU 2010-06 amends ASC 820, Fair Value Measurements and Disclosures (formerly FASB Statement No. 157), to require additional disclosures regarding fair measurements. Specifically, the amendment requires reporting entities to disclose i) the inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions; ii) transfers between all levels including Level 1 and Level 2 as well as the reason(s) for all transfers; and with respect to Level 3 positions, transfers out separately from transfers in; and iii) purchases, sales, issuances, and settlements on a gross basis in the Level 3 roll forward rather than as one net number. Examples of inputs that may be used in valuing Level 2 securities are current yields, current discount rates, credit quality, yields for comparable securities, and trading volume.

The effective date of this guidance is for interim and annual periods beginning after December 15, 2009; however, the requirements to provide the Level 3 activity for purchases, sales, issuances, and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010.

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of each Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 -	Quoted prices in active markets for identical securities.

Level 2 -	Other significant observable inputs (including quoted prices for similar securities, interest rates, foreign exchange rates, and fair value estimates for foreign securities indices).

Level 3 -	Significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments).

The following table provides the fair value measurements of applicable Fund assets by level within the fair value hierarchy for each Fund as of June 30, 2011. These assets are measured on a recurring basis.

Equity Fund

	Level 1 -	Level 2 -	Level 3 -
	Quoted prices in	Significant	Significant
	active markets for	other observable	unobservable
Description	identical assets	inputs	inputs	Total
Equity
Common Stock	$332,474,956	$—	$—	$332,474,956
Depository Receipts	$12,642,084	$—	$—	$12,642,084
Total Equity	$345,117,040	$—	$—	$345,117,040
Total Investments in Securities	$345,117,040	$—	$—	$345,117,040
Other Financial instruments*	$—	$—	$—	$—

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swaps contracts, and written options. Futures, forwards, and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument while written options are valued at market value.

Notes to Financial Statements 67

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS – (Continued)

International Fund
	Level 1 -	Level 2 -	Level 3 -
	Quoted prices in	Significant	Significant
	active markets for	other observable	unobservable
Description	identical assets	inputs	inputs		Total
Equity
Common Stock	$131,628,957	$1,514,003,276	$—	**	$1,645,632,233
Depository Receipts	$114,295,018	$—	$—		$114,295,018
Total Equity	$245,923,975	$1,514,003,276	$—		$1,759,927,251
Short-Term Investments	$—	$137,135,000	$—		$137,135,000
Total Investments in Securities	$245,923,975	$1,651,138,276	$—		$1,897,062,251
Other Financial instruments*	$(4,864,966)	$—	$—		$(4,864,966)

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swaps contracts, and written options. Futures, forwards, and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument while written options are valued at market value.

**	Significant unobservable inputs were used in determining the value of portfolio securities for the International Fund. However, the value of these securities was $0 as of June 30, 2011.

Value Fund
	Level 1 -	Level 2 -	Level 3 -
	Quoted prices in	Significant	Significant
	active markets for	other observable	unobservable
Description	identical assets	inputs	inputs	Total
Equity
Common Stock	$96,085,609	$—	$—	$96,085,609
Depository Receipts	$4,250,449	$—	$—	$4,250,449
Total Equity	$100,336,059	$—	$—	$100,336,059
Total Investments in Securities	$100,336,059	$—	$—	$100,336,059
Other Financial instruments*	$9,071	$—	$—	$9,071

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swaps contracts, and written options. Futures, forwards, and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument while written options are valued at market value.

Smaller Companies Fund
	Level 1 -	Level 2 -	Level 3 -
	Quoted prices in	Significant	Significant
	active markets for	other observable	unobservable
Description	identical assets	inputs	inputs	Total
Equity
Common Stock	$77,630,311	$—	$—	$77,630,311
Real Estate Investment Trusts	$669,510	$—	$—	$669,510
Total Equity	$78,299,821	$—	$—	$78,299,821
Total Investments in Securities	$78,299,821	$—	$—	$78,299,821
Other Financial instruments*	$—	$—	$—	$—

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swaps contracts, and written options. Futures, forwards, and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument while written options are valued at market value.

68 The Masters’ Select Funds Trust

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS – (Continued)

Focused Opportunities Fund
	Level 1 -	Level 2 -	Level 3 -
	Quoted prices in	Significant other	Significant
	active markets for	observable	unobservable
Description	identical assets	inputs	inputs	Total
Equity
Common Stock	$62,397,941	$—	$—	$62,397,941
Total Equity	$62,397,941	$—	$—	$62,397,941
Total Investments in Securities	$62,397,941	$—	$—	$62,397,941
Other Financial instruments*	$(21,682)	$—	$—	$(21,682)

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swaps contracts, and written options. Futures, forwards, and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument while written options are valued at market value.

Note 6 – Income Taxes and Distributions to Shareholders

As of December 31, 2010, the components of accumulated earnings (losses) for income tax purposes were as follows:

					Focused
	Equity	International	Value	Smaller Co	Opportunities
	Fund	Fund	Fund	Fund	Fund
Tax cost of Investments	298,761,012	1,490,401,069	92,263,580	64,658,543	53,422,685
Gross Tax Unrealized Appreciation	79,697,938	277,658,627	20,780,703	20,673,278	13,063,126
Gross Tax Unrealized Depreciation	(29,410,749)	(85,166,853)	(14,391,858)	(4,621,620)	(3,316,634)
Net Tax unrealized appreciation (depreciation)
on investments	50,287,189	192,491,774	6,388,845	16,051,658	9,746,492
Net Tax unrealized appreciation (depreciation)
on forward contracts and foreign currency	98	37,437	(1,429)	28	(1,502)
Net Tax unrealized appreciation (depreciation)	50,287,287	192,529,211	6,387,416	16,051,686	9,744,990
Undistributed ordinary Income	—	3,035,314	531,434	—	281,808
Capital Loss Carry Forward	(38,880,105)	(359,038,332)	(38,851,556)	(70,278,696)	(30,384,076)
Post-October Currency Losses	(480)	(1,392,988)	—	—	—
Post-October Capital Losses	—	—	—	(358,897)	—
Total accumulated gain/(loss)	11,406,702	(164,866,795)	(31,932,706)	(54,585,907)	(20,357,278)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sales.

The capital loss carry forwards for each Fund were as follows:

	Capital Loss		Capital Loss
	Carryover	Expires	Carryover	Expires
Equity Fund	—	—	38,880,105	12/31/17
International Fund	135,901,292	12/31/16	223,137,040	12/31/17
Value Fund	20,317,845	12/31/16	18,533,711	12/31/17
Smaller Companies Fund	39,636,392	12/31/16	30,642,304	12/31/17
Focused Opportunities Fund	3,901,235	12/31/16	26,482,841	12/31/17

On the Statements of Assets and Liabilities, the following adjustments were made for permanent tax adjustments:

	Undistributed Net
	Investment	Accumulated Net	Paid In
	Income (Loss)	Realized Gain (Loss)	Capital
Equity Fund	953,156	20,327	(973,483)
International Fund	(611,411)	611,411	—
Value Fund	815,687	(815,687)	—
Smaller Companies Fund	520,407	498	(520,905)
Focused Opportunities Fund	532,834	(532,834)	—

Notes to Financial Statements 69

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS – (Continued)

The permanent differences primarily relate to foreign currencies, securities litigation income and PFIC adjustments.

The tax composition of dividends (other than return of capital dividends for the year ended December 31, 2010and six months ended June 30, 2011 were as follows:

	Six Months Ended June 30, 2011		2010
	Ordinary	Long-term	Ordinary	Long-term
	Income	Capital Gain	Income	Capital Gain
Equity Fund	$—	$—	$—	$—
International Fund	$—	$—	$7,300,762	$—
Value Fund	$—	$—	$610,442	$—
Smaller Companies Fund	$—	$—	$—	$—
Focused Opportunities Fund	$—	$—	$472,865	$—

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2010.

Net investment income and net realized gains differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred, foreign currency transactions and losses realized subsequent to October 31 on the sale of securities and foreign currencies, and PFIC adjustments.

Note 7 – Off-Balance Sheet Risk

The Funds are parties to financial instruments with off-balance sheet risk, primarily forward contracts, in order to hedge the impact of adverse changes in the relationship between the U.S. dollar and various foreign currencies and certain assets and liabilities denominated in foreign currencies. These instruments involve market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks also arise from the possible inability of counterparties to meet the terms of their contracts, future adverse movement in currency values and contract positions that are not exact offsets. The contract amount indicates the extent of the Funds’ involvement in such currencies.

A forward contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed future date. Forward contracts are reported in the financial statements as unrealized gain (loss) as measured by the difference between the forward exchange rate at the reporting date and the forward exchange rate on the date the contract is entered into. At June 30, 2011, the Funds had the following forward contracts outstanding:

International Fund

Settlement Date		Currency to be Delivered	U.S. $ Value at June 30, 2011	Currency to be Received	U.S. $ Value at June 30, 2011	Asset Derivatives Unrealized Appreciation	Liability Derivatives Unrealized Depreciation
3/12/2012	11,300,000	Euro Currency	16,134,185	U.S. Dollars	16,279,937	—	(145,752)
3/12/2012	3,230,000	Euro Currency	4,695,064	U.S. Dollars	4,653,469	41,595	—
7/1/2011	112,000,000	U.S. Dollar	1,388,803	Japanese Yen	1,383,519	5,284	—
7/1/2011	112,000,000	Japanese Yen	1,273,871	U.S. Dollars	1,388,803	—	(114,932)
7/8/2011	604,596,513	U.S. Dollar	7,497,120	Japanese Yen	7,479,853	17,267	—
7/8/2011	561,018,350	U.S. Dollar	6,956,742	Japanese Yen	6,998,557	—	(41,815)
7/8/2011	241,666,612	U.S. Dollar	2,996,715	Japanese Yen	2,990,109	6,606	—
7/8/2011	491,010,000	Japanese Yen	5,767,428	U.S. Dollars	6,088,624	—	(321,196)
7/8/2011	491,010,000	Japanese Yen	5,776,180	U.S. Dollars	6,088,624	—	(312,444)
7/8/2011	262,898,500	Japanese Yen	3,244,499	U.S. Dollars	3,259,995	—	(15,496)
7/8/2011	641,961,163	Japanese Yen	7,849,183	U.S. Dollars	7,960,449	—	(111,266)
7/20/2011	322,000,000	Japanese Yen	3,706,219	U.S. Dollars	3,993,097	—	(286,878)
8/3/2011	267,000,000	Japanese Yen	3,098,059	U.S. Dollars	3,311,269	—	(213,210)
8/15/2011	364,000,000	Japanese Yen	4,284,873	U.S. Dollars	4,514,539	—	(229,666)
9/7/2011	875,000,000	Japanese Yen	10,435,923	U.S. Dollars	10,853,679	—	(417,756)
9/16/2011	85,000,000	Japanese Yen	1,039,349	U.S. Dollars	1,054,420	—	(15,071)
9/21/2011	560,000,000	Japanese Yen	6,947,374	U.S. Dollars	6,946,991	383	—
9/21/2011	597,000,000	Japanese Yen	7,281,376	U.S. Dollars	7,405,989	—	(124,613)
9/21/2011	590,000,000	Japanese Yen	7,226,938	U.S. Dollars	7,319,152	—	(92,214)
9/21/2011	50,000,000	Japanese Yen	617,970	U.S. Dollars	620,267	—	(2,297)
7/6/2011	2,350,000	U.S. Dollar	2,793,146	Swiss Franc	2,806,104	—	(12,958)
7/6/2011	2,350,000	Swiss Franc	2,225,168	U.S. Dollars	2,793,146	—	(567,978)
7/19/2011	4,000,000	Swiss Franc	3,859,551	U.S. Dollars	4,754,647	—	(895,096)
8/3/2011	3,780,000	Swiss Franc	3,636,084	U.S. Dollars	4,493,529	—	(857,445)
3/12/2012	4,950,000	Swiss Franc	5,711,892	U.S. Dollars	5,896,328	—	(184,436)
3/12/2012	22,320,000	Swiss Franc	26,546,936	U.S. Dollars	26,587,080	—	(40,144)
3/12/2012	2,710,000	Swiss Franc	3,245,664	U.S. Dollars	3,228,091	17,573	—
			156,236,312		$161,150,267	$88,708	$(5,002,663)

70 The Masters’ Select Funds Trust

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS – (Continued)

Value Fund

Settlement Date		Currency to be Delivered	U.S. $ Value at June 30, 2011	Currency to be Received	U.S. $ Value at June 30, 2011	Asset Derivatives Unrealized Appreciation	Liability Derivatives Unrealized Depreciation
9/15/2011	3,628,068	Euro Currency	5,203,521	U.S. Dollars	5,258,395	—	(54,874)
9/15/2011	380,000	Euro Currency	540,485	U.S. Dollars	550,759	—	(10,274)
8/12/2011	429,750	U.S. Dollars	690,198	Pound Sterling	703,574	—	(13,376)
8/12/2011	89,050	U.S. Dollars	143,018	Pound Sterling	144,244	—	(1,226)
8/12/2011	3,556,284	Pound Sterling	5,800,370	U.S. Dollars	5,711,549	88,821	—
			$12,377,592		$12,368,521	$88,821	$(79,750)

Focused Opportunities Fund

Settlement Date		Currency to be Delivered	U.S. $ Value at June 30, 2011	Currency to be Received	U.S. $ Value at June 30, 2011	Asset Derivatives Unrealized Appreciation	Liability Derivatives Unrealized Depreciation
9/15/2011	3,533,612	Euro Currency	5,068,046	U.S. Dollars	5,121,491	—	(53,445)
9/15/2011	405,000	Euro Currency	576,044	U.S. Dollars	586,993	—	(10,949)
8/12/2011	90,555	U.S. Dollars	145,435	Pound Sterling	147,289	—	(1,854)
8/12/2011	73,750	U.S. Dollars	118,446	Pound Sterling	119,461	—	(1,015)
8/12/2011	1,825,014	Pound Sterling	2,976,635	U.S. Dollars	2,931,054	45,581	—
			$8,884,606		$8,906,288	$45,581	(67,263)

The Equity and Smaller Companies Fund do not have outstanding forward exchange contracts as of June 30, 2011.

Note 8 – Written Options Contracts

There are no option contracts written during the six months ended June 30, 2011.

Note 9 – Distribution Plan

Certain Funds have adopted a Plan of Distribution (the “Plan”) dated February 25, 2009, pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Investor Classes of the Equity Fund and the International Fund will compensate broker-dealers or qualified institutions with whom the Fund has entered into a contract to distribute Fund shares (“Dealers”). Under the Plan, the amount of such compensation paid in any one year shall not exceed 0.25% annually of the average daily net assets of the Classes, which may be payable as a service fee for providing recordkeeping, subaccounting, subtransfer agency and/or shareholder liaison services. For the six months ended June 30, 2011, the Equity Investor Class and the International Class incurred $206, and $330,014, respectively, pursuant to the Plan.

The Plan will remain in effect from year to year provided such continuance is approved at least annually by a vote either of a majority of the Trustees, including a majority of the non-interested Trustees, or a majority of the Fund’s outstanding shares.

Note 10 – Line of Credit

The Trust has an unsecured $75,000,000 line of credit with its custodian. Borrowings under this arrangement bear interest at the higher of the federal funds rate or overnight libor plus 1.25% per annum. As compensation for holding available the lending commitment, the Trust pays 0.12% per annum fee on the unused portion of the commitment, which is allocated among the Funds based on their relative net assets. The fee is payable quarterly in arrears. There are no borrowing activity for the six months ended June 30, 2011.

Notes to Financial Statements 71

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS – (Continued)

Note 11 – Other Derivative Information

At June 30, 2011, the Funds have invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

International Fund

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value Amount	Statement of Assets and Liabilities Location	Fair Value Amount
Foreign exchange contracts	Unrealized appreciation on forward exchange contracts	$137,697	Unrealized depreciation on forward exchange contracts	$5,002,663
	Total	$137,697		$5,002,663

Value Fund

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value Amount	Statement of Assets and Liabilities Location	Fair Value Amount
Foreign exchange contracts	Unrealized appreciation on forward exchange contracts	$88,821	Unrealized depreciation on forward exchange contracts	$79,750
	Total	$88,821		$79,750

Focused Opportunities Fund

	Asset Derivatives		Liability Derivatives
	Statement of Assets	Fair Value	Statement of Assets	Fair Value
	and Liabilities Location	Amount	and Liabilities Location	Amount
Foreign exchange contracts	Unrealized appreciation on		Unrealized depreciation on
	forward exchange contracts	$45,581	forward exchange contracts	$67,263
	Total	$45,581		$67,263

For the six months ended June 30, 2011, the effect of derivative contracts on the Funds’ Statement of Operations were as follows:

International Fund

				Net Change in Unrealized Appreciation (Depreciation) on
Net Realized Gain (Loss) on Investments				Investments
		Contracts	Total			Contracts	Total
Foreign exchange contracts		$(3,527,076)	$(3,527,076)	Foreign exchange contracts		$(1,374,694)	$(1,374,694)
	Total	$(3,527,076)	$(3,527,076)		Total	$(1,374,694)	$(1,374,694)

Value Fund

				Net Change in Unrealized Appreciation (Depreciation) on
Net Realized Gain (Loss) on Investments				Investments
		Contracts	Total			Contracts	Total
Foreign exchange contracts		$(545,988)	$(545,988)	Foreign exchange contracts		$(119,238)	$(119,238)
	Total	$(545,988)	$(545,988)		Total	$(119,238)	$(119,238)

Focused Opportunities Fund

				Net Change in Unrealized Appreciation (Depreciation) on
Net Realized Gain (Loss) on Investments				Investments
		Contracts	Total			Contracts	Total
Foreign exchange contracts		$(251,197)	$(251,197)	Foreign exchange contracts		$(111,197)	$(111,197)
	Total	$(251,197)	$(251,197)		Total	$(111,197)	$(111,197)

72 The Masters’ Select Funds Trust

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS – (Continued)

Note 12 – Subsequent Events

The funds have evaluated subsequent events through the issuance of the financial statements and determined that no subsequent events have occurred that require disclosure.

Note 13 – Accounting Pronouncements

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by The President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Notes to Financial Statements 73

Masters’ Select Funds Trust
OTHER INFORMATION – (Unaudited)

Proxy Voting Policies and Procedures

The sub-advisors of the Funds vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Funds. You may obtain a description of these procedures, without charge, by calling toll-free, 1-800-960-0188. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov

Proxy Voting Record

Information regarding how the sub-advisors of the Funds voted proxies relating to portfolio securities during the 12-month period ended December 31 is available, without charge, by calling toll-free, 1-800-960-0188. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Form N-Q Disclosure

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free, 1-800-960-0188 or by visiting the Funds’ website at http://www.mastersfunds.com.

Householding Mailings

To reduce expenses, the Trust may mail only one copy of the Funds’ prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-960-0188 (or contact your financial institution). The Trust will begin sending you individual copies thirty days after receiving your request.

74 The Masters’ Select Funds Trust

Masters’ Select Funds Trust
INDEX DEFINITIONS

Custom Equity Index

The Custom Equity Index is composed of a 70% weighting in the S&P 500 Index, a 20% weighting in the Russell 2000 Index, and a 10% weighting in the MSCI EAFE Index. The S&P 500 Index consists of 500 stocks that represent a sample of the leading companies in leading industries. This index is widely regarded as the standard for measuring large-cap U.S. stock market performance. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The MSCI EAFE Index measures the performance of all of the publicly traded stocks in 22 developed non-U.S. markets.

Lipper International Large-Cap Core Funds Index

The Lipper International Large Cap Core Funds Index measures the performance of the 30 largest mutual funds in the international large cap core fund objective, as determined by Lipper, Inc.

Lipper Multi-Cap Core Funds Index

The Lipper Multi-Cap Core Funds Index measures the performance of the 30 largest mutual funds that invest in a variety of capitalization ranges, without concentrating 75% or more of their equity assets in any one market capitalization range over an extended period of time, as determined by Lipper, Inc.

Lipper Large-Cap Value Funds Index

The Lipper Large-Cap Value Funds Index measures the performance of the 30 largest mutual funds that invest in the large-cap value range, as determined by Lipper, Inc. Lipper categorizes Value Funds as those that seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on a price-to-earnings, price-to-book value, asset value or other factors.

Lipper Small-Cap Core Funds Index

The Lipper Small-Cap Core Funds Index measures the performance of the 30 largest mutual funds in the small capitalization range, as determined by Lipper, Inc.

MSCI All Country World ex U.S. Index

The MSCI All Country World ex U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States.

MSCI All Country World ex U.S. Growth Index

The MSCI All Country World ex U.S. Growth Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. It includes companies with higher price-to-book ratios and higher forecasted growth values.

MSCI All Country World ex U.S. Value Index

The MSCI All Country World ex U.S. Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. It includes companies with lower price-to-book ratios and lower forecasted growth values.

MSCI EAFE Index (Europe, Australasia, Far East)

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of May 27, 2010 the MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

MSCI World ex U.S. Index

The MSCI World ex U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States.

Russell 1000 Growth Index

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Index

The Russell 2000 Index measures the performance of the 2,000 largest companies in the Russell 3000 Index.

Russell 2000 Growth Index

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-value ratios and higher forecasted growth values.

Russell 2000 Value Index

The Russell 2000 Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500 Growth Index

The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Index Definitions 75

Masters’ Select Funds Trust
INDEX DEFINITIONS – (Continued)

Russell 3000 Index

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies as measured by total market capitalization, and represents about 98% of the U.S. stock market.

Russell 3000 Value Index

The Russell 3000 Value Index is a broad based index that measures the performance of those companies within the 3,000 largest U.S. companies, based on total market capitalization, that have lower price-to-book ratios and lower forecasted growth rates.

S&P 500 Index

The S&P 500 Index is widely regarded as the standard for measuring large-cap stock performance, and consists of 500 stocks that represent a sample of the leading companies in leading industries.

S&P Global (ex U.S.) LargeMidCap Index

S&P Global (ex U.S.) LargeMidCap Index is a broad based index that represents the largest 80% of investable companies in 52 developed and emerging market countries.

Indices are unmanaged, do not incur fees, and cannot be invested in directly.

76 The Masters’ Select Funds Trust

Masters’ Select Funds Trust
INDUSTRY TERMS AND DEFINITIONS

Price to earnings ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share. Similarly, multiples of earnings and cash flow are means of expressing a company’s stock price relative to its earnings per share or cash flow per share, and are calculated by dividing the current stock price by its earnings per share or cash per share. Forecasted earnings growth is the projected rate that a company’s earnings are estimated to grow in a future period.

Price to book ratio is calculated by dividing the current market price of a stock by the book value per share.

Combined ratio is a formula used by insurance companies to relate premium income to claims, administration and dividend expenses. It is used in the annual statement filed by an insurer with the state insurance department. It is calculated by dividing the sum of incurred losses and expenses by earned premium.

Diversification is the spreading of risk by putting assets in several categories of investments.

Free cash flow is the amount of cash a company has after expenses, debt service, capital expenditures, and dividends.

EV/EBITDA is the enterprise value of a company divided by earnings before interest, taxes, depreciation, and amortization

“Growth” stocks are generally considered to be stocks of companies with high expected earnings growth compared to “value” stocks. Because of this higher expected growth, growth stocks tend to be priced at a higher multiple of their current earnings than value stocks. However, the premium paid for growth stocks compared to value stocks can vary dramatically depending on the market environment.

Book value is the net asset value of a company, calculated by subtracting total liabilities and intangible assets from total assets.

Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

EV/Sales is the ratio of enterprise value of a company divided by the total sales of the company for a particular period, usually one year.

EBITDA is a company’s earnings before interest, taxes, depreciation, and amortization.

Capex (capital expenditures) are expenditures creating future benefits.

Enterprise value is calculated by adding a corporation’s market capitalization, preferred stock, and outstanding debt together and then subtracting out the cash and cash equivalents.

Discounted cash flow is calculated by multiplying future cash flows by discount factors to obtain present values.

Return on investment capital (ROIC) is calculated by subtracting dividends from net income and dividing by total capital.

One basis point equals 1/100th of 1 percent.

Operating cash flow is calculated by summing net profit, depreciation, change in accruals, and change in accounts payable, minus change in accounts receivable, minus change in inventories.

Return on equity (ROE) is a measure of how well a company used reinvested earnings to generate additional earnings. Expressed as a percentage, it is calculated by dividing net worth at the beginning of the period into net income for the period after preferred stock dividends but before common stock dividends.

Return on capital (ROC) is a measure of how effectively a company uses the money (borrowed or owned) invested in its operations. It is calculated by dividing net income by invested capital.

Dividend yield is the return on an investor’s capital investment that a company pays out to its shareholders in the form of dividends. It is calculated by taking the amount of dividends paid per share over the course of a year and dividing by the stock’s price.

Compound annual growth rate (CAGR) is the rate of growth of a number, compounded over several years.

Industry Terms and Definitions 77

Masters’ Select Funds Trust
TRUSTEE AND OFFICER INFORMATION

Background information for the Trustees and Officers of the Trust is presented below. All Trustees oversee each of the five the Masters’ Select Funds. The SAI includes additional information about the Trust’s Trustees and is available, without charge, by calling 1-800-960-0188.

	Position(s)	Term of Office
Name, Address and	Held with	and Length of	Principal Occupation(s)	Other Directorships
Year of Birth	Trust	Time Served	During the Past 5 Years	Held by Trustee
A. George Battle	Trustee	Term: Open Ended	Executive Chairman, Ask Jeeves, Inc.	Advent Software;
4 Orinda Way,		Time Served: 14 years	(technology) from 2004 - 2005;	Expedia Inc.; Fair,
Suite 200-D			Chief Executive Officer, Ask Jeeves	Isaac and Company,
Orinda, CA 94563			from 2000 to 2003; Senior Fellow,	Inc.; and Netflix Inc.
(born 1944)			The Aspen Institute since 1995.
Frederick August	Trustee	Term: Open Ended	Vice President, RoutSource Consulting	None
Eigenbrod, Jr. PhD		Time Served: 14 years	Services (organizational planning and
4 Orinda Way,			development) since 2002
Suite 200-D
Orinda, CA 94563
(born 1941)
Taylor M. Welz	Trustee	Term: Open Ended	CPA/PFS, CFP. President, CCO &	None
4 Orinda Way,		Time Served: 14 years	Sole Owner, Welz Financial Services,
Suite 200-D			Inc., (investment advisory services and
Orinda, CA 94563			retirement planning) since 2007.
(born 1959)			Partner and Chief Compliance Officer,
Bowman & Company LLP (certified
public accountants) from 1987 to 2007.
Harold M. Shefrin, PhD	Trustee	Term: Open Ended	Professor, Department of Finance, Santa	SA Funds –
4 Orinda Way,		Time Served: Since	Clara University, since 1979	Investment Trust
Suite 200-D		February 2005
Orinda, CA 94563
(born 1948)
Kenneth E. Gregory*	President	Term: Open Ended	President of the Advisor; President and	None
4 Orinda Way,	and Trustee	Time Served: 14 years	Chief Strategist of Litman/Gregory Asset
Suite 200-D			Management, LLC (investment advisors);
Orinda, CA 94563			President of Litman/Gregory Research, Inc.
(born 1957)			(publishers); Officer of Litman/Gregory
Analytics, LLC (web based publisher of
financial research) since 2000.
Craig A. Litman*	Secretary	Term: Open Ended	Treasurer and Secretary of the Advisor;	None
100 Larkspur Landing	and Trustee	Time Served: 14 years	Vice President and Secretary of Litman/
Circle,			Gregory Research, Inc.; Chairman of
Suite 204			Litman/Gregory Asset Management, LLC.
Larkspur, CA 94939
(born 1946)
Jeremy DeGroot*	Assistant	Term: Open Ended	Chief Investment Officer of Litman/Gregory	None
4 Orinda Way,	Secretary and	Time Served: Elected	Asset Management, LLC.
Suite 200-D	Trustee	Trustee December
Orinda, CA 94563		2008
(born 1963)
John Coughlan	Treasurer and	Term: Open Ended	Chief Operating Officer and	None
4 Orinda Way,	Chief	Time Served: 14 years	Chief Compliance Officer, Litman/
Suite 200-D	Compliance		Gregory Fund Advisors, LLC and
Orinda, CA 94563	Officer		Chief Financial Officer of Litman/
(born 1956)			Gregory Asset Management, LLC.

*	Denotes Trustees who are “interested persons” of the Trust under the 1940 Act.

78 The Masters’ Select Funds Trust

NOTES

This page is intentionally left blank.

Notes 79

NOTES

This page is intentionally left blank.

80 Notes

NOTES

This page is intentionally left blank.

Notes 81

Advisor:

Litman/Gregory Fund Advisors, LLC
Orinda, CA 94563

Distributor:

Quasar Distributors, LLC
615 E. Michigan St., 2nd Floor
Milwaukee, WI 53202

Transfer Agent:

BFDS
P.O. Box 219922
Kansas City, MO 64121-9922
1-800-960-0188

For Overnight Delivery:
Masters’ Select Funds
C/O BFDS
330 W. 9th Street
Kansas City, MO 64105

Investment Professionals:

Registered Investment Advisors, broker/dealers, and other investment professionals may contact Fund Services at 1-925-253-5238.

Prospectus:

To request a current prospectus, statement of additional information, or an IRA application, call 1-800-656-8864.

Shareholder Inquiries:

To request action on your existing account, contact the Transfer agent, BFDS, at 1-800-960-0188, from 9:00 a.m. to 6:00 p.m. eastern time, Monday through Friday.

24-Hour Automated Information:

For access to automated reporting of daily prices, account balances and transaction activity, call 1-800-960-0188, 24 hours a day, seven days a week. Please have your Fund number (see below) and account number ready in order to access your account information.

Fund Information:

Fund	Symbol	CUSIP	Fund Number
Equity Fund
Institutional Class	MSEFX	576417109	305
Investor Class	MSENX	576417505	475
International Fund
Institutional Class	MSILX	576417208	306
Investor Class	MNILX	576417604	476
Value Fund	MSVFX	576417406	307
Smaller Companies Fund	MSSFX	576417307	308
Focused Opportunities Fund	MSFOX	57641T101	314

Website:

www.mastersfunds.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Not applicable. The complete Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees since the registrant last provided disclosure in response to this Item 10.

Item 11. Controls and Procedures.

(a)
The registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported timely and made known to them by others within the registrant and by the registrant’s service provider.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics. Not applicable because it is provided free of charge, upon request, as described in Item 2 of this Form N-CSR.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

(3) Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Masters’ Select Funds Trust

By	/s/ Kenneth E. Gregory
Kenneth E. Gregory, President and Principal Executive Officer

Date	8/30/2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Kenneth E. Gregory
Kenneth E. Gregory, President and Principal Executive Officer

Date	8/30/2011

By	/s/ John Coughlan
John Coughlan, Treasurer and Principal Financial Officer

Date	8/30/2011

3